                                                                                                   1933 Act Registration No. 33-3243
                                                                                                  1940 Act Registration No. 811-4602

===================================================================================================================================
                                                 SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, DC 20549

                                                              FORM N-6
                                                  REGISTRATION STATEMENT UNDER THE
                                                       SECURITIES ACT OF 1933

                                          Pre-Effective Amendment No. _______               [ ]
                                          Post-Effective Amendment No. __30__               [X]
                                                               and/or

                                                  REGISTRATION STATEMENT UNDER THE
                                                   INVESTMENT COMPANY ACT OF 1940

                                                 Amendment No. __30 _                       [X]

                                                  LBVIP Variable Insurance Account
                                                     (Exact name of Registrant)

                                      Lutheran Brotherhood Variable Insurance Products Company
                                                        (Name of Depositor)

                                                      625 Fourth Avenue South
                                                    Minneapolis, Minnesota 55415
                                              (Address of Principal Executive Offices)

                                 Registrant's Telephone Number, including Area Code: (612) 340-7005

                                                           John C. Bjork
                                                      625 Fourth Avenue South
                                                    Minneapolis, Minnesota 55415
                                              (Name and Address of Agent for Service)

                                           APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                             As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective:
    [ ]  immediately upon filing pursuant to paragraph (b):
    [X]  on April 30, 2003 pursuant to paragraph (b)
    [ ]  60 days after filing pursuant to paragraph (a)(1)
    [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
    [  ]    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       LBVIP VARIABLE INSURANCE ACCOUNT
                                  PROSPECTUS
                                      FOR
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                                   ISSUED BY
           LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY

                 Operations Center:         Corporate Office:
               4321 North Ballard Road   625 Fourth Avenue South
               Appleton, WI 54919-0001  Minneapolis, MN 55415-1665
               Telephone: 800-THRIVENT   Telephone: 800-THRIVENT
              E-mail: mail@thrivent.com E-mail: mail@thrivent.com

This Prospectus describes a variable life insurance contract (the "Contract")
previously offered by Lutheran Brotherhood Variable Insurance Products Company
("LBVIP", "we", "us" or "our"). We are a stock life insurance company that is an indirect subsidiary of Thrivent Financial for Lutherans ("Thrivent
Financial"), a fraternal benefit society organized under Wisconsin law. Even though we no longer issue new Contracts, the Contract Owner ("you") may continue to allocate net premiums among investment alternatives with different investment objectives. You may, subject to certain restrictions, vary the frequency and amount of premium payments and increase or decrease the level of death benefits payable under the Contract. This flexibility allows you to provide for changing insurance needs under a single insurance contract.

In general, we will allocate net premiums to one or more of the seven
Subaccounts of LBVIP Variable Insurance Account (the "Variable Account")
according to your instructions. The assets of each Subaccount will be invested solely in a corresponding Portfolio of LB Series Fund, Inc. (the "Fund"), which is a diversified, open-end management investment company (commonly known as a
"mutual fund").

The accompanying Prospectus for the Fund describes the investment objectives and attendant risks of the seven corresponding Portfolios of the Fund--the
Opportunity Growth Portfolio, the Mid Cap Growth Portfolio, the World Growth
Portfolio, the Growth Portfolio, the High Yield Portfolio, the Income
Portfolio, and the Money Market Portfolio. You bear the entire investment risk for all amounts allocated to the Variable Account; no minimum Accumulated Value is guaranteed.

The Contracts have not been approved or disapproved by the Securities and
Exchange Commission ("SEC"). Neither the SEC or any state has determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus should be read and kept for future reference. It is valid only when accompanied or preceded by the current prospectus of LB Series Fund, Inc.

                The date of this Prospectus is April 30, 2003.

TABLE OF CONTENTS

    Fee Tables                                                               3

    Summary of Contract Benefits and Risks                                   9
      Contract Benefits                                                      9
      Contract Risks                                                        12

    LBVIP and the Variable Account                                          15
      Variable Investment Option and the Subaccounts                        15
      Voting Privileges                                                     16
      Addition, Deletion, Combination, or Substitution of Investments       17

    Contract Benefits                                                       17
      Death Benefits                                                        17
      Accumulated Value and Cash Surrender Value                            23
      Payment of Contract Benefits                                          25
      Death Benefit Guarantee                                               26

    Payment and Allocation of Premiums                                      29
      Amount and Timing of Premiums                                         29
      Allocation of Premiums and Accumulated Value                          30
      Contract Lapse and Reinstatement                                      31

    Charges and Deductions                                                  33
      Premium Expense Charges                                               33
      Accumulated Value Charges                                             34
      Partial Surrender Charge                                              42
      Charges Against the Variable Account                                  42

    Contract Rights                                                         43
      Loan Privileges                                                       43
      Surrender Privileges                                                  44
      Free Look Privileges                                                  47
      Exchange Privileges                                                   48

    Other Information                                                       49
      Postponement of Payments                                              49
      Additional Insurance Benefits                                         49
      CharitAbility(R)                                                      50

    Reservation of Certain Rights                                           50

    Federal Tax Matters                                                     51
      Contract Proceeds                                                     51
      Our Tax Status                                                        53

    Legal Proceedings                                                       54

    Financial Statements                                                    54

    Appendix A--Definitions                                                 55

    Appendix B--Deferred Administrative Charges
      Per $1,000 of Face Amount                                             59

    Appendix C--Initial Monthly Administrative
      Charges Per $1,000 of Face Amount                                     63

FEE TABLES

The following tables describe the fees and expenses that you will pay when owning and surrendering the Contract. If the amount of a charge varies depending on the Contract Owner's or the Insured's individual characteristics
(such as age, gender or risk class), the tables below show the minimum and maximum charges we assess under the Contract across the range of all possible individual characteristics, as well as the charges for a specified typical owner. These charges may not be representative of the charges you will actually pay under the Contract.

The first table describes the fees and expenses that you will pay at the time you pay premiums, surrender the Contract, or transfer cash value among the
Subaccounts.
                               Transaction Fees

      Charge       When Charge is Deducted        Amount Deducted
------------------------------------------------------------------------

Maximum Sales      Upon receipt of each    3% of each premium payment
Charges            premium payment
------------------------------------------------------------------------

Premium Processing Upon receipt of each    Automatic Current   Maximum
Charge             premium payment         Payment   $.75 per  $1.00 per
                                           Plans:    payment   payment

                                           All Other
                                           Payments: $2.00 per $2.00 per
                                                     payment   payment
------------------------------------------------------------------------

Premium Taxes      Upon receipt of each    2% of each premium payment
                   premium payment
------------------------------------------------------------------------

                          Transaction Fees, continued

          Charge                When Charge is Deducted    Amount Deducted
---------------------------------------------------------------------------------------------

Maximum
Contingent
Deferred Sales
Charge (CDSC)/1/

  Minimum and                Upon surrender, lapse, or     $0.54 to $21.36 per $1,000 of
  Maximum Charge             decrease in Face Amount any   decrease in Face Amount during the
                             time before 180 Monthly       first Contract Year
                             Deductions have been made     ($0.51 to $31.17 per $1,000 of
                             (120 Monthly Deductions       decrease in Face Amount during the
                             for VUL 1 Contracts)          first Contract Year for VUL 1
                                                           Contracts)

                             Upon surrender, lapse, or     $0.54 to $21.36 per $1,000 of
                             decrease of any requested     decrease in Face Amount during the
                             increase in Face Amount at    first year following the increase
                             any time before 180           ($0.51 to $31.17 per $1,000 of
                             Monthly Deductions have       decrease in Face Amount during the
                             been made after the effective first year following the increase
                             date of the increase          VUL 1 Contracts)
                             (120 Monthly Deductions
                             for VUL 1 Contracts)

  Charge for a male, issue   Upon surrender, lapse, or     $1.68 per $1,000 of decrease in Fa
  age 35, in the             decrease in Face Amount any   Amount during the first Contract
  preferred nontobacco       time before 180 Monthly       Year ($1.80 per $1,000 of decrease
  risk class (nonsmoker      Deductions have been made     in the first Contract Year for VUL
  risk class for VUL 1       (120 Monthly Deductions for   Contracts)
  Contracts) with a          VUL 1 Contracts)
  face amount of                                           $1.68 per $1,000 of decrease in Fa
  $100,000 in the first      Upon surrender, lapse, or     Amount during the first year
  Contract Year              decrease of any requested     following the increase ($1.80 per
                             increase in Face Amount at    $1,000 of decrease in Face Amount
                             any time before 180           during the first year following th
                             Monthly Deductions have       increase for VUL 1 Contracts)
                             been made after the effective
                             date of the increase (120
                             Monthly Deductions for VUL
                             1 Contracts)
---------------------------------------------------------------------------------------------
/1 /The CDSC will equal an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured's Attained Age at Contract issuance, the
Insured's gender, and whether the Insured is a tobacco user. The maximum CDSC will remain level for the first 60 months (or during the first 60 months following an increase in Face Amount), and then it decreases each Contract Year to zero after 180 Monthly Deductions (and to zero after 180 Monthly Deductions following an increase in Face Amount). For VUL 1 Contracts, the maximum CDSC decreases each Contract Year to zero after 120 Monthly Deductions (and to zero after 120 Monthly Deductions following an increase in Face Amount).

                          Transaction Fees, continued

        Charge                When Charge is Deducted               Amount Deducted
--------------------------------------------------------------------------------------------------

Maximum Deferred
Administrative
Charge/2/

  Minimum and             Upon surrender, lapse, or       $1.80 to $18 per $1,000 of amount of
  Maximum Charge          decrease in Face Amount any     coverage ($2.40 to $8.40 per $1,000 of
                          time before 180 Monthly         amount of coverage for VUL 1 Contracts)
                          Deductions have been made
                          (120 Monthly Deductions for
                          VUL 1 Contracts)

                          Upon surrender, lapse, or       $1.80 to $18 per $1,000 of amount of
                          decrease of any requested       increase in coverage ($2.40 to $8.40 per
                          increase in Face Amount at      $1,000 of amount of increase in coverage
                          any time before 180 Monthly     for VUL 1 Contracts)
                          Deductions have been made
                          after the effective date of the
                          increase (120 Monthly
                          Deductions for VUL 1
                          Contracts)

  Charge for a male,      Upon surrender, lapse or        $9.00 per $1,000 of amount of coverage
  issue age 35, in the    decrease in Face Amount any     ($4.80 per $1,000 of amount of coverage
  preferred nontobacco    time before 180 Monthly         for VUL 1 Contracts)
  risk class (nonsmoker   Deductions have been made
  risk class for VUL 1    (120 Monthly Deductions for
  Contracts) with a       VUL 1 Contracts)
  face amount of
  $100,000 in the first   Upon surrender, lapse, or       $9.00 per $1,000 of amount of increase
  Contract Year           decrease of any requested       in coverage ($4.80 per $1,000 of amount
                          increase in Face Amount at      of increase in coverage for VUL 1
                          any time before 180             Contracts)
                          Monthly Deductions have
                          been made after the effective
                          date of the increase (120
                          Monthly Deductions for
                          VUL 1 Contracts)
--------------------------------------------------------------------------------------------------

Partial Surrender         Upon a partial surrender        $25 or 2% of the surrender amount,
Charge                                                    whichever is less, from the amount
                                                          withdrawn
--------------------------------------------------------------------------------------------------

Transfer Charge/3/        Upon each transfer in excess    Current               Maximum
                          of two per Contract Year        $10 per transfer      $20 per transfer
--------------------------------------------------------------------------------------------------
/2/ The Deferred Administrative Charge will equal an amount per $1,000 of Face
Amount based upon the initial Face Amount, the Insured's Attained Age at
Contract issuance, the Insured's gender, and whether the Insured is a tobacco user. The Deferred Administrative Charge will be reduced in level amounts as
Monthly Deductions are made so that the Deferred Administrative Charge will be zero as of the monthly Anniversary when the 180/th/ Monthly Deduction is made
(or zero after 180 Monthly deductions have been made following an increase in
Face Amount). For VUL 1 Contracts, the Deferred Administrative Charge continues for 120 months instead of 180 months.
/3 /The Transfer Charge applies to VUL 1 Contracts only.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

              Periodic Charges Other Than Fund Operating Expenses

          Charge                When Charge is Deducted                 Amount Deducted
-----------------------------------------------------------------------------------------------------

Cost of Insurance/4/

  Minimum and                  Monthly                        $0.02 to $83.33 per $1,000 of Face
  Maximum Charge                                              Amount ($0.03 to $83.33 per $1,000 of
                                                              Face Amount for VUL 1 Contracts)

  Charge for a male, issue     Monthly                        $0.11 per $1,000 of Face Amount
  age 35, in the preferred
  nontobacco risk class
  (nonsmoker risk class
  for VUL 1 Contracts)
  with a face amount of
  $100,000, in the first
  Contract Year
-----------------------------------------------------------------------------------------------------

Basic Monthly                  Monthly                        $10.00
Administrative                                                ($4.00 for VUL 1 Contracts)
Charge
-----------------------------------------------------------------------------------------------------

Maximum Initial                Monthly until 180              $0.10 per $1,000 of Face Amount
Monthly                        Monthly Deductions have        ($0.07 per $1,000 of Face Amount for
Administrative                 been made (120 Monthly         VUL 1 Contracts)
Charge/5/                      Deductions for VUL I
                               Contracts)
-----------------------------------------------------------------------------------------------------

Mortality and Expense          Daily                        Current              Maximum
Risk Charge                                                 Annual rate of       Annual rate of
                                                            .60% of average      .75% of average
                                                            daily net assets of  daily net assets of
                                                            each Subaccount      each Subaccount
-----------------------------------------------------------------------------------------------------

Loan Interest                In advance at the time any     Accrues daily at an annual rate of 7.4%,
                             Contract loan is made (for     which is equivalent to a fixed rate of 8%
                             the rest of the Contract Year) per year
                             and on each Contract
                             Anniversary thereafter (for
                             that entire Contract Year)/6/
-----------------------------------------------------------------------------------------------------
/4/ The Cost of Insurance charge depends on the Face Amount and the gender (in most states), issue age, Attained Age and premium class of the Insured. The
Cost of Insurance charges shown in the table may not be representative of the charges you will pay. A Contract that was issued with a substandard rating classification will be charged a multiple of the Cost of Insurance charge based on the classification in the Contract. Your Contract Schedule page will indicate the Cost of Insurance charges applicable to your Contract. More detailed information concerning your Cost of Insurance charges is available on request by calling 1-800-847-4836.
/5/ The Initial Monthly Administrative Charge will equal an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured's Attained Age at Contract issuance, the Insured's gender, and whether the Insured is a tobacco user. For VUL 1 Contracts, the Initial Monthly Administrative Charge
continues for 120 months instead of 180 months.
/6/ If interest is not paid when due, it will be added to the loan balance and will bear interest at the same rate. If death or full surrender occurs before the next Contract Anniversary, unearned interest will be added to the proceeds payable.

        Periodic Charges Other Than Fund Operating Expenses, continued

           Charge              When Charge is Deducted Amount Deducted
-------------------------------------------------------------------------------------------

Additional Benefit or
Rider Charges

  Accidental Death Rider/7/

  Minimum and                    Monthly                 $0.03 to $0.12 per $1,000 of rider
  Maximum Charge                                         coverage

  Charge for a male,             Monthly                 $0.05 per $1,000 of rider coverage
  issue age 35 in the first
  Contract Year

  Disability Waiver Rider/7/

  Minimum and                    Monthly                 2.5% to 30% of amount to be waived
  Maximum Charge

  Charge for issue age           Monthly                 3.0% of amount to be waived
  35 in the first
  Contract Year

  Spouse Insurance Rider/7/

  Minimum and                    Monthly                 Cost of Insurance charges of $0.02
  Maximum Charge                                         $83.33 per $1,000 of rider coverag
                                                         plus Initial Monthly Charges of $0
                                                         to $0.10 per $1,000 of rider cover
                                                         (For VUL 1 Contracts, Cost of
                                                         Insurance charges of $0.03 to $83.
                                                         plus Initial Monthly Charges of $0
                                                         to $0.07, plus Basic Monthly
                                                         Administrative Charge of $2.00)

  Charge for a female,           Monthly                 Cost of Insurance charges of $0.08
  issue age 35, in the                                   $1,000 of rider coverage, plus Ini
  preferred nontobacco                                   Monthly Charges of $0.03 per $1,00
  risk class (nonsmoker                                  of rider coverage
  risk class for VUL 1                                   (For VUL 1 Contracts, Cost of
  Contracts) with rider                                  Insurance charges of $0.11 per $1,
  coverage amount of                                     of rider coverage, plus Initial Mo
  $100,000, in the first                                 Charges of $0.04 per $1,000 of rid
  Contract Year                                          coverage)
-------------------------------------------------------------------------------------------
/7/ The rider charges may vary based on the Face Amount and the gender (in most states), issue age, Attained Age, premium class of the Insured, net amount at risk, or rider coverage amount. Charges based on age may increase as the
Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. Your contract Schedule page will indicate the rider charges applicable to your Contract, and more detailed information concerning your rider charges is available by calling 1-800-874-4836.

        Periodic Charges Other Than Fund Operating Expenses, continued

         Charge             When Charge is Deducted Amount Deducted
----------------------------------------------------------------------------------------

  Child Insurance Rider       Monthly                 $0.45 per $1,000 of rider coverage

  Guaranteed Increase
  Rider/7/

  Minimum and                 Monthly                 $0.04 to $0.15 per $1,000 of rider
  Maximum Charge                                      coverage

  Charge for a male,          Monthly                 $0.15 per $1,000 of rider coverage
  issue age 35 in the
  first Contract Year

  Cost of Living Rider/8/     Not applicable          No charge

  Accelerated Benefits        Not applicable          No charge
  Rider
----------------------------------------------------------------------------------------
/7/ The rider charges may vary based on the Face Amount and the gender (in most states), issue age, Attained Age, premium class of the Insured, net amount at risk, or rider coverage amount. Charges based on age may increase as the
Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. Your contract Schedule page will indicate the rider charges applicable to your Contract, and more detailed information concerning your rider charges is available by calling 1-800-874-4836.
/8/ This benefit will result in annual increases in Face Amount, which will result in increases to the overall cost of insurance deductions.

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning the fees and expenses of each Portfolio is contained in the Fund prospectus.

                                                                                  Minimum Maximum
-------------------------------------------------------------------------------------------------
 Total Annual Portfolio Operating Expenses/9/
 (expenses that are deducted from Portfolio assets, including management fees and
 other expenses)                                                                    0.42%   0.94%
-------------------------------------------------------------------------------------------------
/9/ Certain expenses were voluntarily reimbursed or waived during 2002. After taking these voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been
0.40% to 0.85%. The reimbursements and waivers may be discontinued at any time.

SUMMARY OF CONTRACT BENEFITS AND RISKS

This summary describes the Contract's important benefits and risks. The sections in the Prospectus following this summary discuss the Contract's benefits, risks and other provisions in more detail. Please refer to Appendix A at the end of this Prospectus for definitions of technical terms used herein.

From February 1994 to May 1997, we issued our first flexible premium variable contracts ("VUL 1 Contracts"). Beginning on approximately May 1, 1997, we discontinued selling the VUL 1 and began selling a somewhat different version of the Contract. When appropriate, this Prospectus describes the differences in the VUL 1 Contracts.

Contract Benefits

Flexibility
The Contract allows you, subject to certain limitations, to make premium payments in any amount until the Insured's Attained Age 100 (or 96 for VUL 1
Contracts) and at any frequency. As long as the Contract remains in force, it will provide for:

o  life insurance coverage on the named Insured;

o  an Accumulated Value;

o  surrender rights and Contract loan privileges; and

o  a variety of additional insurance benefits.

The Contract provides protection against economic loss when the Insured dies, and is not primarily an investment. After age 100, no additional Monthly
Deductions will be made from the Contract.

The Contract is called "flexible premium" because, unlike many other insurance contracts, there is no fixed schedule for premium payments. See "PAYMENT AND
ALLOCATION OF PREMIUMS--Amount and Timing of Premiums". The Contract is called
"variable" because, unlike a conventional fixed-benefit whole life insurance contract, the Death Benefit under the Contract may, and the Accumulated Value and the Cash Surrender Value will, increase or decrease to reflect the investment performance of the selected Subaccounts of the Variable Account, as well as other factors. See "CONTRACT BENEFITS".

Investment Options
You allocate the Net Premium payments to one or more of the seven Subaccounts of the Variable Account:

o  the Opportunity Growth Subaccount,

o  the Mid Cap Growth Subaccount,

o  the World Growth Subaccount,

o  the Growth Subaccount,

o  the High Yield Subaccount,

o  the Income Subaccount, and

o  the Money Market Subaccount.

The assets of each such Subaccount will be invested in the corresponding
Portfolio of the Fund. Subject to certain restrictions, you may transfer amounts among the Subaccounts of the Variable Account. See "PAYMENT AND
ALLOCATION OF PREMIUMS--Allocation of Premiums and Accumulated Value".

Death Proceeds and Death Benefit Options
As long as the Contract remains in force, we will pay the death proceeds to the
Beneficiary upon receipt of due proof of death of the Insured.

For all Contracts except VUL 1 Contracts, if the Insured dies before age 100, the proceeds from the Contract will consist of the Contract's Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the
Insured's life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured dies at or after age 100, the amount payable will be the Cash
Surrender Value on the date of death.

For VUL 1 Contracts, if the Insured dies before the Maturity Date, the proceeds from the Contract will consist of the Contract's Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured's life, less any outstanding Debt and any unpaid Monthly Deductions. If the
Insured is living on the Maturity Date, the amount payable will be the
Accumulated Value reduced by any Contract Debt and any unpaid Monthly
Deductions.

There are two Death Benefit Options. Death Benefit Option A provides for the greater of (1) the Face Amount plus the Accumulated Value and (2) the applicable percentage of Accumulated Value (with Accumulated Value in each case being determined on the Valuation Date on or next following the Insured's date of death). Death Benefit Option B provides for the greater of (1) the Face
Amount and (2) the applicable percentage of Accumulated Value on the Valuation
Date on or next following the date of the Insured's death. As long as the
Contract remains in force, the Death Benefit will not be less than the
Contract's Face Amount in force.

Additional Insurance Benefits
Additional insurance benefits offered under the Contract include:

o  additional insurance coverage for accidental death;

o  waiver of selected amount in the event of total disability;

o  term insurance on the Insured's spouse;

o  term insurance on the Insured's children;

o  a right to increase the Face Amount of the Contract on certain specified dates or life events without proof of insurability; and

o  a cost of living insurance adjustment without proof of insurability.

The cost of these additional insurance benefits will be deducted from the
Accumulated Value as part of the Monthly Deduction. See "OTHER
INFORMATION-Additional Insurance Benefits" and "CHARGES AND
DEDUCTIONS--Accumulated Value Charges--Monthly Deduction".
CharitAbility(R) is a benefit that enables Contract Owners to increase their charitable gifts to Lutheran charitable organizations and congregations.
Charitability for Life is available for no additional premium whenever a
Contract Owner has designated a Lutheran charitable organization or congregation as a beneficiary for at least $1,000 of Death Benefit on his or her Contract. See "OTHER INFORMATION--Charitability(R)."

Under certain circumstances, an Accelerated Benefits Rider allows a Contract
Owner residing in a state that has approved such rider to receive benefits from the Contract that would be otherwise payable upon the death of the Insured. The tax treatment of benefits paid under the Accelerated Benefits Rider is currently uncertain. See "FEDERAL TAX MATTERS--Contract Proceeds--Benefits Paid
under the Accelerated Benefits Rider".

Flexibility to Adjust Amount of Death Benefit
You have significant flexibility to adjust the Death Benefit by increasing or decreasing the Face Amount of the Contract. Any change in the Face Amount may affect the charges under the Contract. Any increase in the Face Amount will result in an increase in the Monthly Deduction, and any requested increase in
Face Amount will also increase the Decrease Charge, which is imposed upon lapse or surrender of the Contract or in part upon a requested decrease in Face
Amount. For any requested decrease in Face Amount, that part of the Decrease
Charge reflecting the decrease will reduce the Accumulated Value attributable to the Contract, and the Decrease Charge will be reduced by the part of the
Decrease Charge reflecting the decrease. See "CONTRACT BENEFITS--Death
Benefits--Ability to Change Face Amount".

The minimum requested increase in Face Amount is $25,000 (or $10,000 for VUL 1
Contracts). Any requested increase may require additional evidence of insurability. See "CONTRACT BENEFITS--Death Benefits--Changes in Face Amount".
Any requested increase in Face Amount is subject to a limited "free look" privilege, and, during the first 24 months following the increase, to an exchange privilege. See "CONTRACT RIGHTS--Free Look Privileges" and "CONTRACT
RIGHTS--Exchange Privileges".

Any requested decrease in Face Amount cannot result in a Face Amount less than the Minimum Face Amount. The minimum Face Amount ("Minimum Face Amount") at issue for a Contract was $50,000 for Insureds with an Attained Age of 18 through 50 (Attained Age of 20 through 50 for VUL 1 Contracts), and $25,000 for all other Insureds. After issuance of the Contract, the Minimum Face Amount at issue continues to apply to the Contract, except that if a Contract has a
Minimum Face Amount of $50,000 the Minimum Face Amount will be reduced to
$25,000 after an Insured reaches Attained Age 51.

To the extent that a requested decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not effect the decrease.
See "PAYMENT AND ALLOCATION OF PREMIUMS--Amount and Timing of Premiums--Premium
Limitations".

Death Benefit Guarantee Protection
The Contract will not lapse if sufficient premium payments have been made to maintain the Death Benefit Guarantee. (In Contracts issued in the State of
Maryland, the "Death Benefit Guarantee" described in this Prospectus is called a "No-Lapse Guarantee." For Maryland Contracts, references in this Prospectus to the Death Benefit Guarantee should be understood as references to the
No-Lapse Guarantee.) In general, in order to maintain the Death Benefit
Guarantee, as of each Monthly Anniversary the total cumulative premiums paid under the Contract, less any partial surrenders and Contract Loan Amount must equal or exceed the sum of the Death Benefit Guarantee Premiums in effect for each Monthly Anniversary since the issuance of the Contract.

If the Death Benefit Guarantee requirement is not met on a Monthly Anniversary but the Cash Surrender Value less any unearned prepaid loan interest is greater than or equal to the sum of Death Benefit Guarantee Premiums from the Date of
Issue through that Monthly Anniversary, then the sum of premiums paid will be deemed to increase through that date to the amount necessary to meet the Death
Benefit Guarantee requirement. In addition, a portion of any partial surrender or Contract Loan Amount may be excluded when determining if the Death Benefit
Guarantee requirement is met.

The Death Benefit Guarantee applies until the specified Attained Age of the
Insured shown in the Contract, which Attained Age will be the later of

o  the Insured's Attained Age 71 and

o  the Attained Age of the Insured at the end of a period ranging from 8 to 34 years (6 to 31 years for VUL 1 Contracts) (varying with the Insured's
   Attained Age at issue) from the Date of Issue.

The Death Benefit Guarantee terminates immediately as of any Monthly
Anniversary when these cumulative premium requirements are not satisfied.

We will send written notice to you indicating that the Death Benefit Guarantee has terminated, and you will have 31 days from the date such notice is sent by us to reinstate the Death Benefit Guarantee. After that, the Death Benefit
Guarantee can never be reinstated. During this 31-day reinstatement period, you will not have the protection of the Death Benefit Guarantee. The written notice of termination from us to you will indicate the premium payment required to reinstate the Death Benefit Guarantee. See "CONTRACT BENEFITS--Death Benefit
Guarantee".

Whenever the Monthly Deduction to be made would result in a Cash Surrender
Value less than zero, we will use any excess of Accumulated Value over the
Contract Debt to pay the Monthly Deduction. If the available
Accumulated Value is less than the Monthly Deduction then due and the Death
Benefit Guarantee is in effect, we will pay the deficiency.

The Death Benefit Guarantee provides significant protection against lapse of the Contract. First, the Death Benefit Guarantee can prevent lapse of the
Contract due to a decrease in Cash Surrender Value resulting from poor investment performance. Also, the Death Benefit Guarantee will probably be necessary to avoid lapse of the Contract during the early Contract Years because the Cash Surrender Value will probably not be sufficient to cover the
Monthly Deduction. Finally, because the Decrease Charge will increase after a requested increase in Face Amount, thereby reducing the Cash Surrender Value, the Death Benefit Guarantee may also be necessary to avoid lapse after a requested increase in Face Amount. See "CONTRACT BENEFITS--DEATH BENEFIT
GUARANTEE".

Loan Privileges
You may obtain Contract loans in an amount not exceeding in the aggregate 90%
of the excess of Accumulated Value over any Decrease Charge on the date of any loan. See "CONTRACT RIGHTS--Loan Privileges". For VUL 1 Contracts, the minimum amount of the loan is $100.

Contract loans will bear interest at a fixed rate of 8.0% per year, which is
7.4% per year when paid in advance. Loan interest is calculated on a prepaid basis, and is payable in advance at the time any Contract loan is made (for the rest of the Contract Year) and at the beginning of each Contract Year thereafter (for that entire Contract Year). If you do not pay interest when due, it will be added to the loan balance. You may repay Contract loans at any time. Each repayment must be at least $25. When Contract loans are repaid, we will credit any prepaid interest attributable to the repaid amount to the
Subaccount(s) in the same manner as the repayment.

Exchange Privileges
During the first 24 Contract Months after the Date of Issue, subject to certain restrictions, you may exchange the Contract for a fixed benefit permanent life insurance contract issued by Thrivent Financial, our indirect parent. The new contract will have the same Date of Issue and issue age as the Contract. The new contract will also have, at your option, either a death benefit equal to the Death Benefit under the Contract on the effective date of the exchange or a net amount at risk equaling the net amount at risk under the Contract on the effective date of the exchange. We may require an additional premium payment.
See "CONTRACT RIGHTS--Exchange Privileges". An exchange may have tax consequences. See "FEDERAL TAX MATTERS--Contract Proceeds".

Surrender of the Contract
You may at any time fully surrender the Contract and receive in cash the Cash
Surrender Value, if any. The Cash Surrender Value will equal the Accumulated
Value of the Contract, less any Contract Debt and any Decrease Charge. The Cash
Surrender Value will include any unearned prepaid loan interest. As unearned prepaid loan interest is earned, the Cash Surrender Value will decrease. See
"CONTRACT RIGHTS--Surrender Privileges".

Subject to certain restrictions (including a minimum surrender amount of $200 and a remaining Cash Surrender Value of at least $500), and a partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less, you may also partially surrender the Contract and withdraw part of the Contract's
Accumulated Value at any time while the Insured is living.

Contract Risks

Investment Risk
The Contract is not suitable as a short-term savings vehicle. The Contract
Owner bears the entire investment risk for amounts allocated to the Variable
Account. The assets in each Subaccount of the Variable Account are invested in a corresponding Portfolio of the Fund. A comprehensive discussion of the risks of each Portfolio may be found in the Fund's prospectus.

We do not guarantee a minimum Accumulated Value. See "CONTRACT
BENEFITS--Accumulated Value and Cash Surrender Value".

The Accumulated Value of the Contract is the total amount of the value held under the Contract at any time. It equals the sum of the amounts held in the
Loan Account and the Variable Account. The Contract's Accumulated Value in the
Variable Account will increase or decrease and reflects

o  the investment performance of the chosen Subaccounts of the Variable Account,

o  any Net Premiums paid,

o  any partial surrenders,

o  any loans,

o  any loan repayments,

o  any loan interest paid or credited, and

o  any charges assessed in connection with the Contract (including any Decrease
   Charge previously imposed upon a requested decrease in Face Amount).

The Accumulated Value is relevant to

o  continuation of the Contract,

o  the Cash Surrender Value (which determines various other rights under the
   Contract),

o  determining the amount available for Contract loans,

o  computation of cost of insurance charges, and

o  may be relevant to the computation of Death Benefits.

The Contract's Cash Surrender Value will be the Accumulated Value less any
Contract Debt and any Decrease Charge. The Cash Surrender Value is relevant to continuation of the Contract and to determining the amount available upon partial or total surrender of the Contract.

Risk of Lapse
Your failure to pay Scheduled Premiums will not itself cause the Contract to lapse. Conversely, your payment of premiums in any amount or frequency
(including Scheduled Premiums) will not necessarily guarantee that the Contract will remain in force, except to the extent these premium payments are sufficient to maintain the Death Benefit Guarantee. See "CONTRACT
BENEFITS--Death Benefit Guarantee". In general, subject to the Death Benefit, the Contract will lapse when

o  Cash Surrender Value is insufficient to pay the Monthly Deduction (for insurance and administration charges) or

o  Contract Debt exceeds Accumulated Value less any Decrease Charge, and in either case if a grace period expires without sufficient additional payments. See "PAYMENT AND ALLOCATION OF PREMIUMS--Contract Lapse and
   Reinstatement".

The Contract provides for a 61-day grace period that is measured from the date on which we send notice which will specify the payment required to keep the
Contract in force and the length of the grace period.

Surrender Risks
There is a partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less. If Death Benefit Option B is in effect, a partial surrender may result in a reduction in the Face Amount in force. Under either
Death Benefit Option, a partial surrender will reduce the Death Benefit. A surrender taken from a Contract may have federal income tax consequences. See
"CONTRACT RIGHTS--Surrender Privileges".

Loan Risks
A Contract loan, whether or not repaid, will permanently affect the Contract's potential Accumulated Value and may permanently affect the Death Benefit. A
Contract loan could result in termination of the Death Benefit Guarantee.

Tax Treatment of Accumulated Value
Under current tax law, Accumulated Value under a Contract should be subject to the same Federal income tax treatment as cash value in a conventional fixed-
premium, fixed-benefit whole life insurance contract. A change of Contract
Owners or a partial or total surrender may have tax consequences depending on the circumstances. See "FEDERAL TAX MATTERS--Contract Proceeds".

Tax Treatment of Death Benefits Received by the Beneficiary
Under current tax law, like death benefits payable under conventional life insurance contracts, Death Benefit proceeds payable under the Contract should ordinarily be completely excludable from the gross income of the Beneficiary.
As a result, the Beneficiary will generally not be taxed on the proceeds. See
"FEDERAL TAX MATTERS--Contract Proceeds".

LBVIP AND THE VARIABLE ACCOUNT

The Contracts are issued by us. We were organized in 1982, as a stock life insurance company incorporated under the laws of the State of Minnesota. We are currently licensed to transact life insurance business in 42 states and the
District of Columbia. We are obligated to pay all amounts promised to Contract owners under the Contract.

To help us meet capitalization requirements of various states, our indirect parent company, Thrivent Financial has invested approximately $115.8 million in
LBVIP. Thrivent Financial may invest additional amounts in LBVIP in the future but is not currently legally obligated to do so. The assets of Thrivent
Financial do not support the benefits payable under the Contracts described in this Prospectus.

The Variable Account is a separate account of ours. We own the assets of the
Variable Account, and we are not a trustee with respect to such assets.
However, the Minnesota laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. We may transfer to our
General Account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the
Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the
Variable Account the charge for expense and mortality risks, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

Variable Investment Options and the Subaccounts

You may allocate the premiums and transfer the Accumulated Value to one or more
Subaccounts of the Variable Account. We invest the assets of each Subaccount in a corresponding Portfolio of the Fund.

The following table summarizes each portfolio's investment objective. There is no assurance that any of the Portfolios will achieve their stated objective.
For example, during extended periods of low interest rates, the yields of a money market subaccount may become extremely low and possibly negative.

Portfolio                    Investment Objective
---------                    --------------------
Opportunity Growth Portfolio To achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of smaller
                             capitalization common stocks.

Mid Cap Growth Portfolio     To achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common
                             stocks of companies with medium market capitalizations.

World Growth Portfolio       To achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common
                             stocks of established, non-U.S. companies.

Growth Portfolio             To achieve long-term growth of capital through investment
                             primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

High Yield Portfolio         To achieve a higher level of income through investment in a diversified portfolio of high yield securities ("junk bonds"), which involve greater risks than higher quality investments.

Income Portfolio             To achieve a high level of income over the longer term while providing reasonable safety of capital through investment
                             primarily in readily marketable intermediate- and long-term fixed income securities.

Money Market Portfolio       To achieve the maximum current income that is consistent
                             with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

Before selecting any Subaccount, you should carefully read the accompanying prospectus for the Fund. You should periodically consider your allocation among
Subaccounts in light of current market conditions and your investment goals, risk tolerance and financial circumstances. The prospectus provides more complete information about the Portfolios of the Funds in which the Subaccounts invest, including investment objectives and policies, risks, charges, and expenses.

Thrivent Financial is the investment adviser to the Fund, and it is registered as an investment adviser under the Investment Advisers Act of 1940. Pursuant to the investment advisory agreement, Thrivent Financial determines which securities to purchase and sell, arrange the purchases and sales and help formulate the investment program for the Portfolios. Thrivent Financial implements the investment program for the Portfolios consistent with each
Portfolio's investment objectives, policies and restrictions. Thrivent
Financial has engaged T. Rowe Price International, Inc. to subadvise the World
Growth Portfolio.

Shares of the Fund are currently sold to several insurance company separate accounts of ours and Thrivent Financial. Certain Portfolios of the Fund are
also offered to participants in retirement plans sponsored by Thrivent
Financial. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for LBVIP and Thrivent Financial to invest simultaneously in the
Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The Fund's management intends to monitor events in order to identify any material conflicts between such contract owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

o  Changes in state insurance laws.

o  Changes in Federal income tax law.

o  Changes in the investment management of the Fund.

o  Differences in voting instructions between those given by the Contract
   Owners from the different separate accounts.

If we believe the response of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of the Fund's shares by one or more of the separate accounts, which could have adverse consequences.

Voting Privileges

All of the assets held in the Subaccounts are invested in shares of the corresponding Portfolios. We are the legal owner of those shares and have the right to vote on any matters voted on at shareholder meetings. To the extent required by law, we will vote at shareholder meetings in accordance with instructions received from Contract Owners. The Contract Owner will have instruction rights with respect to Portfolio shares attributable to the
Contract. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change as to permit us to vote the Portfolio shares in our own right, we may do so.

Any Portfolio shares for which we do not receive timely voting instructions, or which are not attributable to Contract Owners will be represented at the meeting and voted by us in proportion to the instructions received.

Addition, Deletion, Combination, or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable
Account or that the Variable Account may purchase. If the shares of a Portfolio of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that
Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law. The Variable Account may to the extent permitted by law purchase other securities for other contracts or permit a conversion between contracts upon request by the Contract Owners.

We also reserve the right to establish additional Subaccounts of the Variable
Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts, combine two or more
Subaccounts, or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by us.

If any of these substitutions or changes are made, we may by appropriate endorsement change the Contract to reflect the substitution or change. If we deem it to be in the best interest of Contract Owners, and subject to any approvals that may be required under applicable law, we may operate the
Variable Account as a management company under the 1940 Act, we may cause it to be deregistered under that Act if registration is no longer required, or we may combine it with other separate accounts of ours.

CONTRACT BENEFITS

Death Benefits

General
As long as the Contract remains in force, we will pay the death proceeds of the
Contract, upon due proof of the Insured's death, to the named Beneficiary in accordance with the designated Death Benefit Option. See "PAYMENT AND
ALLOCATION OF PREMIUMS--Contract Lapse and Reinstatement". The proceeds may be paid in cash or under one of the settlement options set forth in the Contract.
See "CONTRACT BENEFITS--Payment of Contract Benefits". The amount payable under the designated Death Benefit Option will be reduced by any outstanding Contract
Debt and any due and unpaid Monthly Deduction(s), and will be increased by any additional insurance benefits on the Insured's life provided for in the
Contract.

The amount or duration of the Death Benefit may vary with the Accumulated Value and may increase or decrease.

As long as the contract remains in force and there is no Debt or unpaid Monthly
Deductions, the Death Benefit will always be at least equal to the Face Amount.

Except for VUL 1 Contracts, if the Insured dies at or after age 100, the amount payable will be the Cash Surrender Value on the date of death. For VUL 1
Contracts, if the Insured is living on the Maturity Date, we will pay the
Accumulated Value for the Contract reduced by any Contract Debt and any unpaid
Monthly Deductions, and the Contract will be terminated.

Death Benefit Options
The Contract provides two Death Benefit Options: Option A and Option B. You
designate the Death Benefit Option in the application.

Option A. The Death Benefit is equal to the greater of (1) the Face Amount of the Contract plus the Accumulated Value of the Contract and (2) the Accumulated
Value multiplied by the specified percentage shown in the following table (with the Accumulated Value in each case being determined on the Valuation Date on or next following the Insured's date of death):

                       Specified               Specified
                       ---------               ---------
                Attained Age Percentage Attained Age Percentage
                 40 or less      250%        61          128%
                     41         243          62         126
                     42         236          63         124
                     43         229          64         122
                     44         222          65         120
                     45         215          66         119
                     46         209          67         118
                     47         203          68         117
                     48         197          69         116
                     49         191          70         115
                     50         185          71         113
                     51         178          72         111
                     52         171          73         109
                     53         164          74         107
                     54         157       75 to 90      105
                     55         150          91         104
                     56         146          92         103
                     57         142          93         102
                     58         138          94         101
                     59         134       95 to 99      100
                     60         130

Illustration of Option A. For purposes of this illustration, assume that the
Insured is under the age of 40 and that there is no Contract Debt. (The specified percentage is 250% for an Insured aged 40 or below on the Contract
Anniversary prior to the date of death.)

Under Option A, a Contract with a Face Amount of $50,000 will generally pay a
Death Benefit of $50,000 plus Accumulated Value. Thus, for example, a Contract with an Accumulated Value of $5,000 will have a Death Benefit of $55,000
($50,000 + $5,000); an Accumulated Value of $10,000 will yield a Death Benefit of $60,000 ($50,000 + $10,000); and an Accumulated Value of $25,000 will yield a Death Benefit of $75,000 ($50,000 + $25,000). The Death Benefit, however, will be at least 2.50 times the Accumulated Value. As a result, if the
Accumulated Value of the Contract exceeds $33,333, the Death Benefit will be greater than the Face Amount plus Accumulated Value.

Each additional dollar added to Accumulated Value above $33,333 will increase the Death Benefit by $2.50. An Insured with an Accumulated Value of $35,000 will therefore have a Death Benefit of $87,500 (2.50 X $35,000); an Accumulated
Value of $40,000 will yield a Death Benefit of $100,000 (2.50 X $40,000); and
an Accumulated Value of $50,000 will yield a Death Benefit of $125,000
(2.50 X $50,000).

Similarly, any time Accumulated Value exceeds $33,333 each dollar taken out of
Accumulated Value will reduce the Death Benefit by $2.50. If at any time, however, Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated Value of the Contract, the Death Benefit
will be the Face Amount plus the Accumulated Value.

Option B. The Death Benefit is the greater of (1) the Face Amount of the
Contract and (2) the Accumulated Value on the Valuation Date on or next following the Insured's date of death multiplied by the specific percentage shown in the table above.

Illustration of Option B. For purposes of this illustration, assume that the
Insured is under the age of 40 and that there is no Contract Debt.

Under Option B, a Contract with a Face Amount of $50,000 will generally pay a
Death Benefit of $50,000. However, because the Death Benefit must be equal to or be greater than 2.50 times the Accumulated Value, any time the Accumulated
Value of the Contract exceeds $20,000, the Death Benefit will exceed the Face
Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the Death Benefit by $2.50. Thus, a 40-year-old Insured with an
Accumulated Value of $25,000 will have a Death Benefit of $62,500 (2.50 X
$25,000); an Accumulated Value of $30,000 will yield a Death Benefit of $75,000
(2.50 X $30,000); and an Accumulated Value of $40,000 will yield a Death
Benefit of $100,000 (2.50 X $40,000).

Similarly, any time Accumulated Value exceeds $20,000 each dollar taken out of
Accumulated Value will reduce the Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Death Benefit will be the Face Amount of the Contract.

Which Death Benefit Option to Choose
If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose
Option A. If you are satisfied with the amount of the Insured's existing insurance coverage and prefer to have premium payments and favorable investment performances reflected to the maximum extent in the Accumulated Value, you should select Option B.

Change in Death Benefit Option
At any time when the Death Benefit would be the Face Amount plus the
Accumulated Value (if Option A is in effect) or the Face Amount (if Option B is in effect), you may change the Death Benefit Option in effect by sending us a
Written Notice of change. No charges will be imposed to make a change in Death
Benefit Option. The effective date of any such change will be the Monthly
Anniversary on or next following the date we receive the Written Notice.

If the Death Benefit Option is changed from Option A to Option B, the Face
Amount will not change and the Death Benefit will be decreased by the
Accumulated Value of the Contract on the effective date of the change. These changes will generally have the effect of decreasing the net amount at risk under the Contract. In addition, if a Contract Owner changed from Option A to
Option B, and then back to Option A from Option B, the resulting Face Amount and net amount at risk under Option A would generally be lower as a result of the intervening change to Option B.

If the Death Benefit Option is changed from Option B to Option A, the Death
Benefit will not change and the Face Amount will be decreased by the
Accumulated Value of the Contract on the effective date of the change; however, this change may not be made if it would reduce the Face Amount to less than
$5,000.

The effects of these Death  Benefit  Option  changes on the Face  Amount,  Death
Benefit  and net  amount at risk  (that is,  the  difference  between  the Death
Benefit and  Accumulated  Value) can be  illustrated  as follows.  Assume that a
Contract under Option A has a Face Amount of $100,000 and an  Accumulated  Value
of $10,000, and therefore a Death Benefit of $110,000 ($100,000 + $10,000) and a
net amount at risk of $100,000 ($110,000 - $10,000). If the Death Benefit Option
is changed from Option A to Option B, the Face Amount would remain the same, the
Death  Benefit  (which  equals the Face Amount  under Option B) would be reduced from  $110,000  to  $100,000,  and the net amount at risk would be reduced  from
$100,000 to $90,000 ($100,000 - $10,000).  If the Death Benefit Option were then changed  back to Option A, the Death  Benefit  would  remain the same,  the Face
Amount would be reduced from $100,000 to $90,000 (that is, reduced by the amount of the  Accumulated  Value),  and the net amount at risk  would  remain the same
($100,000 - $10,000 = $90,000).  The overall effect of changing from Option A to
Option B and then back to Option A would be to have reduced the Face Amount from
$100,000  to  $90,000,  to have  reduced  the Death  Benefit  from  $110,000  to
$100,000, and to have reduced the net amount at risk from $100,000 to $90,000.

If a change in Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, we will not effect the change. See "PAYMENT AND ALLOCATION OF
PREMIUMS--Amount and Timing of Premiums--Premium Limitations".

A change in Death Benefit Option may affect the monthly cost of insurance charge because this charge varies with the net amount at risk--that is, in general, the Death Benefit less the Accumulated Value. See "CHARGES AND
DEDUCTIONS--Accumulated Value Charges--Monthly Deduction". Changing from Option
A to Option B will generally decrease the net amount at risk, thereby reducing the cost of insurance charges. Changing from Option B to Option A will generally result in a net amount at risk that remains level. Such a change from
Option B to Option A, however, will result in an increase in the cost of insurance charges over time because the net amount at risk will (unless the
Death Benefit is based on the applicable percentage of Accumulated Value)
remain level rather than decreasing as the Accumulated Value increases.

How Death Benefits May Vary in Amount
The Death Benefit may vary with the Contract's Accumulated Value, and the
Accumulated Value may increase or decrease. The Death Benefit under Option A will always vary with the Accumulated Value because the Death Benefit equals the greater of (1) the Face Amount plus the Accumulated Value and (2) the
Accumulated Value multiplied by the specified percentage shown in the foregoing table. Under Option B, the Death Benefit will only vary with the Contract's
Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Contract.

Ability to Change Face Amount
Subject to certain limitations (see "Decreases" and "Increases" below), generally you may increase your Contract's Face Amount in force or decrease your Contract's Face Amount in force. The effective date of the increase will be the date shown on the supplemental schedule page that we will mail you. The effective date of the decrease will be the Monthly Anniversary on or next after we receive written notice. An increase in Face Amount may have tax consequences. See "TAX MATTERS--Contract Proceeds". The effect of changes in
Face Amount on Contract charges, as well as certain additional considerations, are described below.

Decreases. A decrease in the Face Amount may affect the total net amount at risk and the portion of the net amount at risk covered by various premium classes, both of which may affect your monthly insurance charges. See "CHARGES
AND DEDUCTIONS--Accumulated Value Charges--Monthly Deduction".

A decrease in the Face Amount will result in the partial imposition of the
Decrease Charge as of the Monthly Anniversary on which the decrease becomes effective. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Decrease
Charge". Whenever the Decrease Charge is imposed in part in connection with a requested decrease in Face Amount, the Initial Monthly Charge will be reduced proportionately to take into account the amount of the Deferred Administrative
Charge included in the Decrease Charge then imposed. See "CHARGES AND
DEDUCTIONS--Accumulated Value Charges--Monthly Deduction--Monthly
Administration Charge--Initial Monthly Charge".

If the Death Benefit  Guarantee is in force,  then on the effective  date of any requested  decrease in Face Amount the Accumulated  Value less any Contract Debt must be sufficient to cover the Decrease  Charge imposed in connection  with the requested  decrease  and the Monthly  Deduction  due on that date.  If the Death
Benefit  Guarantee  is not in  force,  then the  Cash  Surrender  Value  must be
sufficient  to  cover  the  Monthly   Deduction  due  on  that  date.  If  these
requirements  are not satisfied,  we will not execute the requested  decrease in
Face Amount.

The Face Amount in force after any requested decrease may not be less than the
Minimum Face Amount. Also, to the extent a decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not execute the decrease See "PAYMENT AND ALLOCATION OF PREMIUMS--Amount and Timing of
Premiums--Premium Limitations".

As discussed previously, if the Death Benefit Option is changed from Option B to Option A, the Death Benefit will not change and the Face Amount will be decreased by the Accumulated Value of the Contract on the effective date of the change. See "CONTRACT BENEFITS--Death Benefit--Change in Death Benefit Option".
However, this change may not be made if it would reduce the Face Amount to less than $5,000.

We will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below $5,000. Also, if a partial surrender would decrease the Face Amount, we will not execute the partial surrender to the extent that it would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue
Code for life insurance. See "PAYMENT AND ALLOCATION OF PREMIUMS--Amount and
Timing of Premiums--Premium Limitations".

For purposes of determining the cost of insurance charge, any decrease in the
Face Amount will reduce the Face Amount in force in the following order: (1)
the Face Amount provided by the most recent increase; (2) the next most recent increases successively; and (3) the initial Face Amount. See "CHARGES AND
DEDUCTIONS--Accumulated Value Charges--Monthly Deduction". If you request a decrease in Face Amount, that part of any Decrease Charge applicable to the decrease will reduce the Accumulated Value attributable to the Contract and the
Decrease Charge will be reduced by this amount. See "CHARGES AND
DEDUCTIONS--Accumulated Value Charges--Decrease Charge".

Increases. An increase in the Face Amount will generally affect the total net amount at risk and may affect the portion of the net amount at risk covered by various premium classes (if multiple premium classes apply), both of which may affect your monthly insurance charges. See "CHARGES AND DEDUCTIONS--Accumulated
Value Charges--Monthly Deduction".

An increase in the Face Amount will also increase the Decrease Charge and will result in the imposition of a new Initial Monthly Charge for Increases (which is included in the Monthly Deduction) as of the Monthly Anniversary when the increase becomes effective. See "CHARGES AND DEDUCTIONS--Accumulated Value
Charges--Decrease Charge" and "CHARGES AND DEDUCTIONS--Accumulated Value
Charges--Monthly Deduction".

You may not request an increase in Face Amount for less than $25,000 (or
$10,000 for VUL 1 Contracts). You may not increase the Face Amount after the
Insured's Attained Age 85 (or Age 80 for VUL 1 Contracts). To obtain an increase, you must submit an application for the increase. We may require that additional evidence of insurability be submitted with any request for an increase. An increase need not be accompanied by an additional premium, but we will continue to deduct the Premium Expense Charges from any premiums paid and will deduct other charges associated with the increase from Accumulated Value.

After increasing the Face Amount, you will have the right (1) during a Free Look
Period, to have the increase  cancelled and receive a credit or refund,  and (2)
during the first 24 months  following the increase,  to exchange the increase in
Face Amount for a fixed benefit permanent life insurance  contract issued by us, subject to the same  conditions  and  principles  as apply to an exchange of the entire  Contract  for  such  a new  contract  See  "CONTRACT  RIGHTS--Free  Look
Privileges" and "CONTRACT RIGHTS--Exchange Privileges".

Unless the Death Benefit Guarantee is in effect, on the effective date of an increase the Accumulated Value must be sufficient to cover any Contract Debt and any Decrease Charge (including the additional Decrease Charge arising from the requested increase) and the Monthly Deduction due on that date. In other words, on that date, taking the increase into account, the Cash Surrender Value before the Monthly Deduction must be equal to or greater than the amount of the
Monthly Deduction then due. If the existing Accumulated Value at the time of a requested increase does not result in a sufficient Cash Surrender Value after the increase, you may have to make additional premium payments to increase the
Accumulated Value and thereby increase the Cash Surrender Value sufficiently.

If the Death Benefit Guarantee is in effect, the Cash Surrender Value after the increase before the Monthly Deduction may be less than the Monthly Deduction then due, even though the Death Benefit Guarantee Premium will be increased as a result of any requested increase in Face Amount. See "CONTRACT
BENEFITS--DEATH BENEFIT GUARANTEE--Death Benefit Guarantee Premium".

Net Amount at Risk
You may increase or decrease the net amount at risk provided by the Contract
(which is, in general, the difference between the Death Benefit and the
Accumulated Value) in one of several ways as insurance needs change. These include

o  increasing or decreasing the Face Amount,

o  changing the level of premium payments, and,

o  to a lesser extent, making a partial surrender under the Contract.

Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

o  A decrease in the Face Amount will, subject to the applicable percentage limitations, decrease the net amount at risk without reducing the
   Accumulated Value (except for the deduction of any Decrease Charge applicable to the decrease). See "CONTRACT BENEFITS--Death Benefits--Death
   Benefit Options". If the Face Amount is decreased, the Monthly Deduction generally will decrease as well, but any Decrease Charge then applicable will be imposed in part upon a requested decrease in Face Amount. See
   "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Decrease Charge" and
   "CHARGES AND DEDUCTIONS--Monthly Deduction".

o  An increase in the Face Amount (which may require satisfactory evidence of insurability) will likely increase the net amount at risk, depending on the amount of Accumulated Value and the resultant applicable percentage limitation. See "Increases" above. If the net amount at risk is increased, the Monthly Deduction will increase as well. See "CONTRACT BENEFITS--Death
   Benefits--Increases".

o  Under Death Benefit Option A, until the applicable percentage of Accumulated
   Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the net amount at risk as long as premium payments are sufficient to keep the Contract in force. See "Payment and
   Allocation of Premiums--Contract Lapse and Reinstatement--Lapse".

o  Under Death Benefit Option B, until the applicable percentage of Accumulated
   Value exceeds the Face Amount, an increased level of premium payments will generally reduce the net amount at risk.

o  Under either Death Benefit Option, if the Death Benefit is the applicable percentage of Accumulated Value, then an increased level of premium payments will increase the net amount at risk.

o  A partial surrender will reduce the Death Benefit. See "CONTRACT
   RIGHTS--Surrender Privileges". However, it has a limited effect on the charges under the Contract, because the partial surrender will affect the net amount at risk only when the Death Benefit is based on the applicable percentage of Accumulated Values See "CONTRACT RIGHTS--Surrender
   Privileges--Partial Surrender". The primary use of a partial surrender is to withdraw Accumulated Value. Furthermore, it results in a reduced amount of
   Accumulated Value and increases the possibility that the Contract will lapse.

The techniques described in this section for changing the amount of insurance protection under the contract (for example, changing the face amount, making a partial surrender, and changing the amount of premium payments) must be considered together with the other restrictions and considerations described elsewhere in this prospectus.

How the Duration of the Contract May Vary
Subject to the Death Benefit Guarantee (which depends upon the level of premium payments, partial surrenders and the Contract Loan Amount), the duration of the
Contract depends upon the Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge). See "CONTRACT BENEFITS--Death
Benefit Guarantee". The Contract will remain in force as long as (1) the Cash
Surrender Value of the Contract is sufficient to pay the Monthly Deduction and
(2) Contract Debt does not exceed Accumulated Value less any Decrease Charge.

In general, however, when the Cash Surrender Value is insufficient to pay the
Monthly Deduction or when Contract Debt exceeds Accumulated Value less any
Decrease Charge, and a grace period expires without an adequate payment by the
Contract Owner, the Contract will lapse and terminate without value. The
Contract Owner has certain rights to reinstate the Contract. See "PAYMENT AND
ALLOCATION OF PREMIUMS--Contract Lapse and Reinstatement".

Accumulated Value and Cash Surrender Value

The Accumulated Value of the Contract is the total amount of value held under the Contract at any time. The Accumulated Value is used in determining the Cash
Surrender Value (the Accumulated Value less any Contract Debt and any Decrease
Charge). See "CONTRACT RIGHTS--Surrender Privileges". There is no guaranteed minimum Accumulated Value. Because a Contract's Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

A Contract's Accumulated Value and Cash Surrender Value will reflect the investment performance of the chosen Subaccounts of the Variable Account and may increase or decrease. They will also reflect any Net Premiums paid, any partial surrenders, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Contract (including any Decrease Charge previously imposed on a requested decrease in Face Amount).

Calculation of Accumulated Value
The Accumulated Value of the Contract is determined on each Valuation Date.

On each Valuation Date the Contract's Accumulated Value will be (a) plus (b)
where:

   (a) is the aggregate of the values attributable to the Contract in each of the Subaccounts on the Valuation Date, determined for each Subaccount by multiplying the Subaccount's Unit Value on the date by the number of
       Subaccount Units allocated to the Contract; and

   (b) is the value attributable to the Contract in the Loan Account on the
       Valuation Date. See "CONTRACT RIGHTS--Loan Privileges".

Determination of Number of Units. Any amounts allocated to the Subaccounts will be converted into Units of the Subaccount. The number of Units to be credited to the Contract is determined by dividing the dollar amount being allocated by the Unit Value as of the end of the Valuation Period during which the amount was allocated.

The number of Subaccount Units in any Subaccount will be increased by:

o  any Net Premiums allocated to the Subaccount during the current Valuation
   Period;

o  any Accumulated Value transferred to the Subaccount from the General Account or another Subaccount during the current Valuation Period;

o  any repayments of the Contract Debt during the current Valuation Period; and

o  any interest earned on the amount in the Loan Account and transferred to the
   Variable Account during the current Valuation Period.

The number of Subaccount Units in any Subaccount will be decreased by:

o  any Monthly Deduction allocated to the Subaccount during the current
   Valuation Period to cover the Contract Month following a Monthly Anniversary;

o  any Accumulated Value transferred from the Subaccount to another Subaccount or the General Account;

o  the amount of any partial surrender (including the partial surrender charge)
   during the current Valuation Period; and

o  any Contract loans allocated to the Subaccount and transferred to the Loan
   Account during the current Valuation Period.

The Subaccount Unit Value is determined before any Contract transactions on the
Valuation Date that would affect the number of Subaccount Units (see immediately preceding paragraph). If the Contract's Accumulated Value in the
Variable Account is to be calculated for a day that is not a Valuation Date, the next following Valuation Date will be used.

Determination of Unit Value. At the end of each Valuation Period, the Unit
Value for a Subaccount is equal to (a) multiplied by (b) where:

   (a) Is the Unit Value for that Subaccount at the end of the prior Valuation
       Period.

   (b) Is the Net Investment Factor for that Subaccount for that period.

Net Investment Factor. The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a
Subaccount for a Valuation Period is determined by dividing (a) by (b) and then subtracting (c) where:

   (a) Is the sum of

      (i) The net asset value per share of the corresponding Portfolio of the
          Subaccount at the end of the Valuation Period; plus

     (ii) The per share amount of any dividend or capital gain distribution made by the Portfolio if the "ex-dividend" date occurs during the
          Valuation Period; plus or minus

    (iii) A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.

   (b) Is the net asset value per share of the corresponding Portfolio of the
       Subaccount at the end of the prior Valuation Period.

   (c) Is the mortality and expense risk charge we deduct for each day in the
       Valuation Period and is based upon the total accumulated value in the
       Subaccount. The mortality and expense risk charge is currently 0.60% and guaranteed never to exceed 0.75%.

Payment of Contract Benefits

Except for VUL 1 Contracts, if the Insured dies before age 100, the proceeds from the Contract will consist of the Contract's Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured's life, less any outstanding Debt and any unpaid Monthly Deductions. If the
Insured dies at or after age 100, the amount payable will be the Cash Surrender
Value on the date of death.

For VUL 1 Contracts, if the Insured dies before the Maturity Date, the proceeds from the Contract will consist of the Contract's Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured's life, less any outstanding Debt and any unpaid Monthly Deductions. If the
Insured is living on the Maturity Date, the amount payable will be the
Accumulated Value reduced by any Contract Debt and any unpaid Monthly
Deductions.

Death proceeds under a Contract will ordinarily be paid within seven days after we receive due proof of death. The Cash Surrender Value (Accumulated Value less any Contract Debt and any Decrease Charge), partial surrenders and Contract loans will ordinarily be paid within seven days of receipt of a Written Notice.
Payments may be postponed in certain circumstances. See "OTHER
INFORMATION--Postponement of Payments".

You may decide the form in which the proceeds will be paid. During the
Insured's lifetime, you may arrange for the death proceeds to be paid in a lump sum or under one of the settlement options described below. These choices are also available if the Contract is surrendered. If no election is made, the proceeds will be paid pursuant to Option 1 described below.

For an option to be used, the proceeds to be applied must be at least $2,000.
Election of an option is also subject to the conditions that (1) payments must not be less than $50 each and (2) payments must be made only at annual, semi-annual, quarterly or monthly intervals.

Under certain circumstances, an Accelerated Benefits Rider allows a Contract
Owner to receive benefits from the Contract that would be otherwise payable upon the death of the Insured. Our representative should be consulted as to whether and to what extent the rider is available in a particular state and on any particular Contract. The tax treatment of benefits paid under the
Accelerated Benefits Rider is currently uncertain. See "FEDERAL TAX
MATTERS--Contract Proceeds--Benefits Paid under the Accelerated Benefits Rider".

Settlement Options
You may elect an option by Written Notice to us during the Insured's lifetime.
The option must be elected before proceeds become payable. Assignees and third-party owners may elect an option only with our consent. Election of
Option 4 may be made only if the payee is a natural person who is the Insured or a Beneficiary.

If it is the death proceeds under a Contract that are payable, the Beneficiary may elect a settlement option provided that the manner of settlement has not been restricted before the Insured's death, and the death proceeds have not been paid.

Option 1--Interest Income. The proceeds may be left on deposit. Interest will be paid at a rate of not less than 3% per year. These proceeds may be withdrawn upon request.

Option 2--Income of a Fixed Amount. Income of a fixed amount will be paid at agreed upon intervals. This income is subject to the conditions that (1) income per year must not be less than 6% of the proceeds, and (2) income is paid until the proceeds, with interest credited at the rate of 3 1/2% per year on the unpaid balance, are paid in full (this income may be increased by the crediting of additional interest).

Option 3--Income for a Fixed Period. Income for a fixed number of years, not to exceed 30, will be paid with interest credited on unpaid balance at a rate not less than 3.5% per year (the income will not be less than the amounts set forth in a table in the Contract relating to this option).

Option 4--Life Income with Guaranteed Period. Income for the lifetime of the payee will be paid. If the payee dies during the guaranteed period, payments will be continued to the payee's beneficiary to the end of that period. A period of 10 or 20 years may be elected (the income will not be less than the amounts set forth in tables in the Contract relating to this option). After the first payment is made, this option may not be revoked or changed.

Option 5--Other Options. The proceeds may be paid under any other settlement option agreeable to us.

Death Benefit Guarantee

General
If you meet the requirement described below for the Death Benefit Guarantee, we guarantee that the Contract will not lapse before the termination of the Death
Benefit Guarantee specified in the Contract. In Contracts issued in the State of Maryland, the "Death Benefit Guarantee" described in this Prospectus is called a "No-Lapse Guarantee." For Maryland Contracts, references in this
Prospectus to the Death Benefit Guarantee should be understood as references to the No-Lapse Guarantee.

Whenever the Monthly Deduction to be made would result in a Cash Surrender
Value less than zero, any excess of Accumulated Value over Contract Debt will be used to pay the Monthly Deduction. If available Accumulated Value is less than the Monthly Deduction then due and the Death Benefit Guarantee is in effect, we will pay the deficiency.

If the Death Benefit Guarantee terminates, the Contract will not necessarily lapse. For a discussion of the circumstances under which the Contract may lapse, see "PAYMENT AND ALLOCATION OF PREMIUMS--Contract Lapse and
Reinstatement".

The Death Benefit Guarantee provides significant protection against lapse of the Contract. First, to the extent Cash Surrender Value declines due to poor investment performance, the Death Benefit Guarantee may be necessary to avoid lapse of the Contract. Second, during the early Contract Years, the Cash
Surrender Value will generally not be sufficient to cover the Monthly
Deduction, so that the Death Benefit Guarantee will be necessary to avoid lapse of the Contract. This occurs because the Decrease Charge usually exceeds the
Accumulated Value in these years. You should also consider that if an increase in Face Amount is requested, an additional Decrease Charge would apply for the
180 months following the increase, which could create a similar possibility of lapse as exists during the early Contract Years. Thus, even though the contract permits premium payments less than the payments required to maintain the Death
Benefit Guarantee, you will lose the significant protection provided by the
Death Benefit Guarantee by paying less than the premiums required to maintain the guarantee.

When considering Contract loans (see "CONTRACT RIGHTS--Loan Privileges") or partial surrenders (see "CONTRACT RIGHTS--Surrender Privileges"), you should keep in mind that a Contract loan or partial surrender could cause termination of the Death Benefit Guarantee because the amount of any partial surrender or
Contract Loan Amount will, subject to certain exceptions, be deducted from cumulative premium payments in determining whether the requirements for the
Death Benefit Guarantee have been met.

Death Benefit Guarantee Requirement
The Death Benefit Guarantee applies if the total cumulative premiums paid
(before deduction of the Premium Expense Charges) under the Contract, less any partial surrenders and the Loan Amount, equals or exceeds the sum of the Death
Benefit Guarantee Premiums (described below) on each Monthly Anniversary since the issuance of the Contract. If the Death Benefit Guarantee requirement is not met but the Cash Surrender Value less any unearned interest is greater than or equal to the sum of the Death Benefit Guarantee Premiums from the Date of Issue through that Monthly Anniversary, then the sum of premiums paid as used above will be deemed to increase through that date to the amount necessary to meet the
Death Benefit Guarantee requirement.

In addition, a portion of any partial surrender or Contract Loan Amount may be excluded when determining if the Death Benefit Guarantee requirement is met.
The amount excluded is calculated on the date of the partial surrender or
Contract loan and is equal to the lesser of (a) and (b) where:

   (a) is the amount of the partial surrender or unpaid Contract loan; and

   (b) is the excess, if any, of the Cash Surrender Value less unearned prepaid loan interest over the greater of (a) and (b) where:

      (i) is the sum of premiums paid less the amount of any partial surrenders and Contract loans not previously excluded when determining if the
          Death Benefit Guarantee requirement was met; and

     (ii) is the sum of Death Benefit Guarantee Premiums from the Date of Issue through the Monthly Anniversary on or next after the date of the partial surrender or Contract loan.

These calculations for Death Benefit Guarantee compliance are intended to provide you with the flexibility to take advantage of certain increases in Cash
Surrender Value without losing the benefit of the Death Benefit Guarantee.

First, by "deeming" the sum of premiums paid to be increased under the circumstances described above for purposes of the Death Benefit Guarantee, you can take advantage of increases in Cash Surrender Value by reducing or suspending actual premium payments so long as the Cash Surrender Value, less any unearned prepaid loan interest, remains at a sufficient level to maintain the Death Benefit Guarantee under the formula described above.

Second, by excluding part of a partial surrender or a Contract loan under the circumstances described above for purposes of the Death Benefit Guarantee, you can take advantage of increases in Cash Surrender Value by withdrawing a part of such increases by means of a partial surrender or Contract loan, provided that on the date of such surrender or loan the Cash Surrender Value, less any unearned prepaid loan interest, is at a sufficient level under the formula described above. Of course, any such actions taken by you will have the effect
(directly or indirectly) of reducing the Cash Surrender Value, which may mean that less Cash Surrender Value will be available for future Contract charges and for determining future compliance with the requirements for the Death
Benefit Guarantee. You should also consider the other effects of varying the amount and frequency of premium payments and of partial surrenders and Contract loans. See "PAYMENT AND ALLOCATION OF PREMIUMS", "CONTRACT RIGHTS--Loan
Privileges" and "CONTRACT RIGHTS--Surrender Privileges".

If sufficient premium payments have been made, the Death Benefit Guarantee will apply until the specified Attained Age of the Insured shown in the Contract, which Attained Age will be the later of (1) the Insured's Attained Age 71 and
(2) the Attained Age of the Insured at the end of a period ranging from 8 to 34 years (6 to 31 years for VUL 1 Contracts) (varying with the Insured's Attained
Age at issue) from the Date of Issue.

We will determine on each Monthly Anniversary whether the requirements for the
Death Benefit Guarantee have been satisfied, but premiums need not be paid on a monthly basis. If, as of any Monthly Anniversary, you have not made sufficient premium payments to maintain the Death Benefit Guarantee, the Death Benefit
Guarantee will terminate immediately, subject to only a limited right of reinstatement, as described below under "Reinstatement".

Reinstatement
If the Death Benefit Guarantee terminates due to insufficient payments, we will send written notice to you that the Death Benefit Guarantee has terminated. You will have 31 days from the date such notice is sent to reinstate the Death
Benefit Guarantee. The written notice of termination will indicate the premium payment required to reinstate the Death Benefit Guarantee. If we do not receive this required premium payment within 31 days after the written notice is sent, the Death Benefit Guarantee will remain terminated and can never be reinstated.
During this 31-day reinstatement period, you will not have the protection of the Death Benefit Guarantee.

When determining the amount and frequency of premium payments, you should carefully consider that the Death Benefit Guarantee terminates immediately when the requirements described above are not satisfied, and the ability to reinstate the Death Benefit Guarantee permanently expires on the following monthly anniversary of the contract 31 days after we send written notice of termination.

Death Benefit Guarantee Premium
The Contract states the monthly premium amount required to maintain the Death
Benefit Guarantee (the "Death Benefit Guarantee Premium"). The Death Benefit
Guarantee Premium is determined by us based upon a formula taking the following into account:

o  the applicable cost of insurance charge for the Insured, using the Insured's actual premium class (see "CHARGES AND DEDUCTIONS--Accumulated Value
   Charges--Monthly Deduction--Cost of Insurance");

o  a percentage of assumed monthly Death Benefit Guarantee Premium payment together with an assumed premium processing charge;

o  the applicable Initial Monthly Charge (see "CHARGES AND
   DEDUCTIONS--Accumulated Value Charges--Monthly Deduction--Monthly
   Administration Charge--Initial Monthly Charge");

o  the charge for any additional insurance benefits added by rider (see "OTHER
   INFORMATION--Additional Insurance Benefits"); and

o  the basic monthly administrative charge (see "CHARGES AND
   DEDUCTIONS--Accumulated Value Charges--Monthly Deduction--Monthly
   Administration Charge--Basic Monthly Administrative Charge").

Due to the factors considered in calculating these charges, the Death Benefit
Guarantee Premium will vary depending upon, among other things,

o  the Insured's gender,

o  the Insured's Attained Age,

o  the Insured's premium class,

o  the Face Amount,

o  the Death Benefit Option, and

o  which additional insurance benefits, if any, are added by rider.

The Death Benefit Guarantee Premium will change as the result of certain
Contract changes, including an increase or decrease in Face Amount; a change in
Death Benefit Option; a change in premium class; and an increase, decrease, addition or deletion of additional insurance benefits. Whenever the Death
Benefit Guarantee Premium changes, the Contract Owner will be notified promptly of the new Death Benefit Guarantee Premium.

PAYMENT AND ALLOCATION OF PREMIUMS

Amount and Timing of Premiums

A Contract Owner has considerable flexibility in determining the frequency and amount of premiums.

Scheduled Premiums
You selected a periodic premium payment schedule (based on a periodic billing mode of annual, semi-annual, or quarterly payment) which provides for the billing of a level premium at the specified interval. Under several automatic payment plans, you can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other payment source rather than being billed. The periodic payment selected by you is called the "Scheduled Premium".

The initial Scheduled Premium on an annualized basis will be shown in the
Contract as the "Planned Annual Premium". You are not, however, required to pay
Scheduled Premiums in accordance with the specified schedule. You have the flexibility to alter the amount, frequency and time period over which the premiums are paid.

Your payment of Scheduled Premiums will not guarantee that the Contract will remain in force. Instead, the duration of the Contract depends upon the
Contract's Accumulated Value and Cash Surrender Value and upon whether the
Death Benefit Guarantee is in effect. See "CONTRACT BENEFITS--Death Benefits"
and "CONTRACT BENEFITS--Death Benefit Guarantee". Thus, even if you pay
Scheduled Premiums, unless the Death Benefit Guarantee is in effect, the
Contract will lapse whenever

   (1) the Cash Surrender Value is insufficient to pay the Monthly Deduction or

   (2) the Contract Debt exceeds the Accumulated Value less a Decrease Charge,

and in either case if a grace period expires without your making an adequate payment. See "Contract Lapse and Reinstatement" below.

Death Benefit Guarantee Premium
The Death Benefit Guarantee Premium is a monthly premium amount specified in the Contract and determined by us. The Death Benefit Guarantee Premium may change as the result of Contract changes. The Death Benefit Guarantee Premium determines the payments required to maintain the Death Benefit Guarantee. See
"CONTRACT BENEFITS--Death Benefit Guarantee".

Premium Flexibility
Unlike some insurance contracts, the Contract frees you from the requirement that premiums be paid in accordance with a fixed premium schedule. Although you determine a Scheduled Premium (initially, on an annualized basis, this premium is called the Planned Annual Premium), you need not make premium payments in accordance with this schedule and the failure to make such payments will not in itself cause the Contract to lapse. See "Contract Lapse and Reinstatement"
below.

Moreover, subject to the requirements described above regarding the Minimum
Conditional Insurance Premium and the Minimum Contract Issuance Premium (see
"Issuance of a Contract" above), and to the minimum and maximum premium limitations described below, you may make premium payments in any amount at any time before age 100 (or before the Maturity Date for VUL 1 Contracts. The
Contract, therefore, provides you with the flexibility to vary the frequency and amount of premium payments.

Premium Limitations
The Internal Revenue Code provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Contract exceed such limits. If at any time a premium is paid that would result in total premiums exceeding such limits, we will only accept that portion of the premium which will make total premiums equal that amount.

Any part of the premium in excess of that amount will be refunded, and no further premiums will be accepted until allowed by the current maximum premium limitations set forth in the Internal Revenue Code.

The maximum premium limitations set forth in the Internal Revenue Code depend in part upon the amount of the Death Benefit at any time. As a result, Contract changes that affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Contract exceed these maximum premium limitations. For example, a decrease in Face Amount made at the Contract
Owner's request (see "CONTRACT BENEFITS--Death Benefits--Ability to Change Face
Amount") or made as a result of a partial surrender (see "CONTRACT
RIGHTS--Surrender Privileges--Partial Surrender"), or a change in the Death
Benefit Option (see "CONTRACT RIGHTS--Death Benefits--Change in Death Benefit
Option"), could result in cumulative premiums paid exceeding these maximum premium limitations. To the extent that any such Contract change would result in cumulative premiums exceeding these maximum premium limitations, we will not execute such change.

Allocation of Premiums and Accumulated Value

Allocation of Net Premiums
The Net Premium equals the premium paid less the Premium Expense Charges. See
"CHARGES AND DEDUCTIONS--Premium Expense Charges". Net Premiums are credited to the Subaccounts during the Valuation Period that they are received.

The percentages of each Net Premium that may be allocated to any Subaccount of the Variable Account must be in whole numbers and the sum of the allocation percentages must be 100%. We reserve the right to adjust allocation percentages to eliminate fractional percentages. You may change your allocation for future
Net Premiums without charge at any time by providing us with Written Notice or by telephone (if you have completed the Telephone Transaction Authorization
Form).

The values of the Subaccount(s) of the Variable Account will vary with the investment experience of the Subaccount(s) and may increase or decrease. You bear the entire investment risk. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.

You must notify us if a payment is a premium payment; otherwise, it will be considered a loan repayment.

Allocation of Accumulated Value (Transfers)
You may transfer your Accumulated Value among the Subaccounts of the Variable
Account by sending us Written Notice or by telephone (if you have completed the
Telephone Transaction Authorization Form). The total amount that you transfer each time must be at least $200 (unless the total cash value in a Subaccount is less than $200, in which case the entire amount may be transferred). No fees are currently charged for transfers, except for VUL 1 Contracts, which are charged $10 per transfer in excess of two transfers per year. We may postpone transfers in certain circumstances. See "OTHER INFORMATION--Postponement of
Payments". Under present law, transfers are not taxable transactions.

The provisions described above can be illustrated as follows. If a Contract
Owner wishes to transfer a total of $200 or more, any amount can be transferred from the various Subaccounts (for example, $100 from the Money Market
Subaccount and $100 from the Income Subaccount, or any other combination that totals $200 or more). A Contract Owner may transfer a total of less than $200 only if the amount transferred from each Subaccount equals the total
Accumulated Value in that Subaccount (for example, a $150 total transfer taken totally from the Money Market Subaccount when $150 represents the total
Accumulated Value in that Subaccount, or a $150 total transfer taken $100 from the Money Market Subaccount and $50 from the Income Subaccount when these amounts represent the total Accumulated Value in these Subaccounts).

Telephone  Transfers.  Telephone  transfers are available  when you complete the
Telephone  Transaction  Authorization  Form. If you elect to complete that form, you thereby  agree that we and our agents and  employees  will not be liable for any loss, liability, cost or expense when we and our agents and employees act in accordance  with the  telephone  transfer  instructions  that have been properly received and recorded on voice recording equipment. If a telephone authorization or  instruction,  processed  after you have completed the Telephone  Transaction
Authorization Form, is later determined not to have been made by you or was made
without  your   authorization,   and  a  loss  results  from  such  unauthorized
instruction,  you  bear  the  risk  of this  loss.  We  will  employ  reasonable procedures to confirm that  instructions  communicated by telephone are genuine.
In the event we do not employ such  procedures,  we may be liable for any losses due to  unauthorized  or fraudulent  instructions.  Such  procedures may include among others,  requiring forms of personal  identification  prior to acting upon telephone  instructions,  providing  written  confirmation of such  instructions and/or tape recording telephone instructions.

Special Transfer Service--Dollar Cost Averaging. We administer a dollar cost averaging program that enables you to pre-authorize a periodic exercise of the transfer rights described above. Your entering into a dollar cost averaging agreement will instruct us to periodically transfer predetermined dollar amounts from the Money Market Subaccount to as many of the other Subaccounts as specified by you until the amount in the Money Market Subaccount is exhausted or you terminate the agreement.

The dollar cost averaging program is generally suitable for Contract Owners making a substantial deposit to the Contract and who wish to use the other
Subaccount investment options, but desire to control the risk of investing at the top of a market cycle. The dollar cost averaging program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar cost averaging does not guarantee that the Variable Account will gain in value, nor will it protect against a decline in value if market prices fall. However, if a Contract Owner can continue to invest regularly throughout changing market conditions, it can be an effective strategy to help meet long-term goals. Contract Owners interested in the dollar cost averaging program may obtain an application and full information concerning the program and its restrictions from us.

Contract Lapse and Reinstatement

Lapse
Your failure to make a Scheduled Premium payment will not itself cause a
Contract to lapse. Subject to the Death Benefit Guarantee (see "CONTRACT
BENEFITS--Death Benefit Guarantee"), lapse will only occur when

o  the Cash Surrender Value is insufficient to cover the Monthly Deduction or

o  Contract Debt exceeds the Accumulated Value less any Decrease Charge, and in either case if a grace period expires without a sufficient payment. Even if the Cash Surrender Value is insufficient to cover the Monthly Deduction, the
Contract will not lapse if the Death Benefit Guarantee is in effect.

Because unearned prepaid loan interest will not be included in Contract Debt
(see definition of "Contract Debt" in Appendix A"), the Cash Surrender Value
(which is Accumulated Value less any Contract Debt and any Decrease Charge)
will always include any unearned prepaid loan interest. This means that, in effect, unearned prepaid loan interest will be applied to keep the Contract in force because this amount will be available to pay the Monthly Deduction and because the grace period for the Contract does not commence until the Cash
Surrender Value is insufficient to cover the Monthly Deduction. Any payment you make after unearned prepaid loan interest has been applied in this manner will first be used to replace unearned prepaid loan interest so applied.

The Contract  provides for a 61-day grace period that is measured  from the date on which we send notice.  Thus,  the Contract does not lapse,  and the insurance coverage continues,  until the expiration of this grace period. We will send you notice on or after the Monthly Anniversary on which (1) the Cash Surrender Value is  insufficient  to  pay  the  Monthly  Deduction  chargeable  on  the  Monthly
Anniversary  or (2) the  Contract  Debt exceeds the  Accumulated  Value less any
Decrease  Charge.  The notice  will  specify  the  payment  required to keep the
Contract in force and the length of the grace period.

In order to prevent lapse, you must during the grace period make a premium payment or make a loan repayment sufficient to (1) increase the Cash Surrender
Value (that is, the Accumulated Value less any Contract Debt and any Decrease
Charge) to an amount sufficient to cover any unpaid Monthly Deductions or (2)
reduce Contract Debt to an amount equal to or less than the Accumulated Value less any Decrease Charge. Failure to make a sufficient payment within the grace period will result in lapse of the Contract without value.

For all Contracts, at the commencement of the grace period, we will transfer your Contract's Accumulated Value attributable to the Variable Account (that is, the Accumulated Value in excess of the amount held in the Loan Account)
into our General Account. If you make sufficient payments during the grace period to avoid lapse of the Contract, then any Accumulated Value in excess of the amount to be held in the Loan Account will be reallocated to the Variable
Account upon receipt of such payments. The amount reallocated to the Variable
Account will be reduced by the amount of any Monthly Deductions not paid during the grace period. The amount allocated to the Variable Account will be allocated among the Subaccount(s) in the same proportion as the Accumulated
Value was transferred to the General Account from the Subaccount(s) at the commencement of the grace period.

If a sufficient payment is made during the grace period, we will allocate Net
Premiums among the Subaccount(s) according to the current Net Premium allocation and then any amount required to pay unpaid Contract charges will be deducted. See "Allocations of Premiums and Accumulated Value" above.

If the Insured dies during the grace period, the proceeds under the Contract will equal the amount of the Death Benefit and any additional life insurance benefits on the Insured provided by rider as of the Monthly Anniversary on or immediately preceding the commencement of the grace period, reduced by any
Contract Debt and any unpaid Monthly Deductions.

If a sufficient payment is not made during the grace period, the Contract will lapse without value and insurance coverage will end as of the expiration of the grace period. The Contract will have no Accumulated Value or Cash Surrender
Value upon termination of the Contract.

On any Monthly Anniversary when the Death Benefit Guarantee is in effect, the
Contract will not lapse. See "CONTRACT BENEFITS--DEATH BENEFIT GUARANTEE".

Reinstatement
A Contract that lapses without value may be reinstated at any time within 5 years after the expiration of the grace period by submitting the following items to us:

o  Written application for reinstatement;

o  Evidence of insurability satisfactory to us;

o  Payment or reinstatement of any Contract Debt that existed on the date the grace period expired; and

o  A payment that is sufficient to cover:

  (1) payment of any unpaid Monthly Deductions for the grace period; and

  (2) a premium repayment sufficient to increase Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge) to an amount at least equal to the Monthly Deductions and interest on
      Contract loans for the next two Contract Months, based on Unit Values on the date of reinvestment.

The amount of your Cash Surrender Value on the date of reinstatement will equal the Accumulated Value on that date less any reinstated Contract Debt and any reinstated Decrease Charge (discussed below). The amount of Accumulated Value on the date of reinstatement will equal:

o  the Accumulated Value as of the expiration of the grace period before termination of the Contract; plus

o  any premiums received at the time of reinstatement, reduced by the Premium
   Expense Charges; less

o  any Monthly Deductions and any loan interest due for the grace period; less

o  the Monthly Deduction for the next Contract Month.

Contract charges will, in effect, be calculated and reinstated on a reinstated
Contract as if the Contract had been reinstated effective as of the expiration of the grace period. Any Decrease Charge and any Initial Monthly Charge that applied to the Contract at the expiration of the grace period will be reinstated. The period of time from Contract lapse until Contract reinstatement will not be taken into account in determining when the 15-year-time periods for the Decrease Charge and the Initial Monthly Charge expire or in determining when the first Contract Year expires for the purpose of calculating the
Contingent Deferred Sales Charge (see "CHARGES AND DEDUCTIONS--Accumulated
Value Charges--Decrease Charge--Amount of Contingent Deferred Sales Charge").
Moreover, the Monthly Deductions and any loan interest that would have otherwise been payable during the grace period must be paid before reinstatement.

The effective date of reinstatement will be the date on which the reinstatement application was approved.

The Death Benefit Guarantee cannot be reinstated after lapse of the Contract.
See "CONTRACT BENEFITS--Death Benefit Guarantee".

CHARGES AND DEDUCTIONS

We will deduct charges in connection with the Contract to compensate us for:

o  providing the insurance benefits set forth in the Contract and any additional insurance benefits added by rider;

o  administering the Contract;

o  assuming certain risks in connection with the Contract; and

o  incurring expenses in distributing the Contract.

The nature and amount of these charges are described more fully below.

Premium Expense Charges

Sales Charges
Sales charges, generally called "sales load", will be deducted to compensate us for the costs of selling the Contract. These costs include sales commissions, the printing of prospectuses and sales literature, and advertising. There are two types of sales load under the Contract. The first, a front-end sales load, is 5% of each premium payment. It will be deducted from each premium payment prior to allocation of the Net Premium to the Variable Account. The second, the
Contingent Deferred Sales Charge, which is part of the Decrease Charge, will reduce the Contract's Accumulated Value in the Variable Account in the event of full surrender or lapse of the Contract, or in part upon a requested decrease in the Face Amount. See "Charges Against Accumulated Value--Decrease Charge"
below.

The sales charges in any Contract year are not necessarily related to actual distribution expenses incurred during that Contract Year. Instead, we expect to incur the majority of distribution expenses in the early Contract Years and to recover any deficiency over the life of the Contract. To the extent that sales and distribution expenses exceed sales loads (both front-end and deferred) in any year, we will pay them from our other assets or surplus in our
General Account, which includes amounts derived from the Mortality and Expense
Risk Charge. See "Accumulated Value Charges--Mortality and Expense Risk Charge"
below.

Premium Taxes
Various states and their subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. A deduction of 2%
of the premium will be made from each premium payment. The deduction represents an amount we believe is necessary to pay all premium taxes imposed by the states and any subdivisions thereof

Premium Processing Charge
We will deduct an amount equal to $2.00 per premium payment ($.75 for automatic payment plans) to compensate us for the cost of collecting and processing premiums. This amount will be deducted from each premium payment prior to its allocation to the Variable Account. We reserve the right to increase this charge on automatic payment plans to an amount not exceeding $1.00 per premium payment.

Accumulated Value Charges

Decrease Charge
The Contract provides for the Decrease Charge, which is a deferred charge that will be imposed if you surrender the Contract or let it lapse, or in part if you request a decrease in the Face Amount, in each case at any time before 180
Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) have been made after issuance of a Contract or after a requested increase in Face Amount. The term "Decrease Charge" is used to describe this charge because, during the applicable period, the charge is imposed in connection with a decrease in the
Face Amount, either as a result of a requested decrease in Face Amount or as the result of lapse or full surrender of the Contract (which can be viewed as a decrease in the Face Amount to zero).

The Decrease Charge consists of the Contingent Deferred Sales Charge (described below) and the Deferred Administrative Charge (described below).
The Contingent Deferred Sales Charge compensates us for the cost of selling the
Contracts, including sales commissions, the printing of prospectuses and sales literature, and advertising. The Deferred Administrative Charge reimburses us for administrative expenses in connection with the issuance of the Contract, including medical exams, review of applications for insurance underwriting decisions, and processing the applications and establishing Contract records.
(Similar administrative and sales expenses are expected in connection with future changes in the Contract initiated by the Contract Owner which involve
"insurability" decisions, such as applications for increases in Face Amount.)

The following sections describe how the amount of the Contingent Deferred Sales
Charge and the Deferred Administrative Charge will be determined and how these charges will be deducted from Accumulated Value.

Amount of Contingent Deferred Sales Charge--Initial Face Amount. At Contract
issuance, we will compute a maximum Contingent Deferred Sales Charge equal to
25% of the CDSC Premium. This premium amount is used solely for the purpose of calculating the Contingent Deferred Sales Charge. The Contingent Deferred Sales
Charge actually imposed will equal the maximum Contingent Deferred Sales Charge unless a limitation keyed to 25% of actual premiums paid applies to the
Contract. The Contingent Deferred Sales Charge for the initial Face Amount, if imposed, will never exceed the lesser of (1) 25% of the CDSC Premium and (2)
25% of actual premiums paid (before deducting Premium Expense Charges) during the first Contract Year.

The maximum  Contingent  Deferred  Sales Charge  calculated  as described  above
(subject to the limitation  keyed to 25% of actual premiums  paid),  will remain level until the fifth  Contract  Anniversary.  Commencing on the fifth  Contract
Anniversary,  and then on each subsequent Monthly  Anniversary during the period of the Contingent  Deferred Sales Charge, the maximum Contingent  Deferred Sales
Charge will be reduced as of each Monthly  Anniversary  in level amounts so that it becomes zero at the end of 180 months (120 months for VUL 1 Contracts).

The CDSC Premium is an annual premium amount determined by us on the same basis as the Death Benefit Guarantee Premium (see "CONTRACT BENEFITS--Death Benefit
Guarantee"), except that the CDSC Premium, unlike the Death Benefit Guarantee
Premium, will not take into account any additional charge for an Insured in a substandard premium class, any charge for additional insurance benefits added by rider, or the basic monthly administrative charge of $10.00 per month, or any premium processing charge.

The maximum Contingent Deferred Sales Charge based on the applicable CDSC
Premium will be shown in the Contract. Even though the Death Benefit Guarantee
Premium may change after issuance of the Contract, once the CDSC Premium is determined, it will not change. The CDSC Premium will never exceed the
"guideline annual premium", as that term is defined under SEC Rule 6e-3(T), for the Contract.

Amount of Contingent Deferred Sales Charge--Increases in Face Amount. If the
Face Amount is increased, we will compute a maximum Contingent Deferred Sales
Charge for the increase equal to 25% of the CDSC Premium for the increase. The
Contingent Deferred Sales Charge actually imposed will equal this maximum
Contingent Deferred Sales Charge unless a limitation keyed to 25% of the amount of premiums attributable to the increase applies. The Contingent Deferred Sales
Charge for an increase, if imposed, will never exceed the lesser of (1) 25% of the CDSC Premium for the increase and (2) 25% of the amount of premiums attributable to the increase made during the 12 Contract Months after the effective date of the increase. Like the similar limitation for the initial
Face Amount, the CDSC Premium for the increase will never exceed the "guideline annual premium", as that term is defined under SEC Rule 6e-3(T), for the increase.

A special rule applies to determine "the amount of premiums attributable to the increase" because additional premium payments are not required to fund a requested increase in Face Amount. The premiums attributable to the increase will equal the sum of a proportionate share of the Cash Surrender Value on the effective date of the increase plus a proportionate share of premium payments made on the effective date of the increase or during the 12 Contract Months after the effective date of the increase. This means that, in effect, a portion of the existing Cash Surrender Value will be deemed to be a premium payment for the increase, and subsequent premium payments will be prorated. The proportion of existing Cash Surrender Value and subsequent premium payments attributable to the increase will equal the ratio of the increase in Face Amount to the resulting total Face Amount after the increase.

For example, if the Face Amount is increased from $100,000 to $200,000, the ratio of the increase to the resulting total Face Amount is  1/2
($100,000/$200,000). If the Cash Surrender Value on the effective date of the increase is $5,000 and premium payments totaling $3,000 are made during the 12
Contract Months after the effective date of the increase, the premiums attributable to the increase would be  1/2 ($5,000) + 1/2 ($3,000), or a total of $4,000.

The part of the Contingent Deferred Sales Charge attributable to the increase will be charged and reduced in accordance with the same principles as applicable to the basic Contingent Deferred Sales Charge. It will remain at the maximum level through approximately 60 months from the effective date of the increase in Face Amount. It will then be reduced in level monthly amounts until it becomes zero at the end of the 180-month period (or 120-month period for VUL
1 Contracts).

Amount of Deferred Administrative Charge. At Contract issuance, we computed a
Deferred Administrative Charge. In general, this charge equals an amount per
$1,000 of Face Amount based upon the initial Face Amount, the Insured's
Attained Age at Contract issuance, the Insured's gender, and whether the
Insured is a tobacco user. For Insureds with an Attained Age under 18, the
Deferred Administrative Charge equals an amount per $1,000 of Face Amount based upon the initial Face Amount and the Insured's Age at Contract issuance. The maximum Deferred Administrative Charge per $1,000 of Face Amount will be determined from Appendix B.

Montana has enacted legislation that requires that cost of insurance rates and other charges applicable to Contracts purchased in Montana cannot vary on the basis of the Insured's gender, and so, in Montana, this charge will not be based on the gender of the Insured.

The maximum Deferred Administrative Charge, as determined at Contract issuance, will be reduced as Monthly Deductions are made. Beginning on the Date of Issue, and continuing on each Monthly Anniversary until 180 Monthly Deductions (or 120
Monthly Deductions for VUL 1 Contracts) have been made, this Deferred
Administrative Charge will be reduced in level amounts until it becomes zero at the end of the 180-month period (or 120-month period for VUL 1 Contracts).

If the Face Amount is increased, a separate Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, (except that the Insured's Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face
Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase). The part of the Deferred
Administrative Charge attributable to the increase will be charged and reduced in accordance with the same principles as applicable to the basic Deferred
Administrative Charge.

The maximum Deferred Administrative Charge for an increase will be determined on the effective date of the increase and will then be reduced in level amounts until it becomes zero at the end of the 180-month period (or 120-month period for VUL 1 Contracts).

The administrative expenses covered by the Deferred Administrative Charge are the same expenses covered by the Initial Monthly Charge included in the Monthly
Deduction. See "Monthly Deduction" below. Even though the same administrative expenses are covered by both charges, we will not be reimbursed twice for these issuance expenses. Except as described below for spouse riders, these two charges have been calculated so that these administrative expenses related to issuance will generally be collected either through the Monthly Deduction
(which covers these charges through the Initial Monthly Charge) or through the
Decrease Charge (which covers these charges through the Deferred Administrative
Charge).

Each of these charges applies until 180 Monthly Deductions (120 Monthly
Deductions for VUL 1 Contracts) have been made, and the scheduled reductions in the Deferred Administrative Charge described above over this period have been calculated to take into account the amount of issuance expenses that would have already been collected through the Initial Monthly Charge. In effect, the collection of the Deferred Administrative Charge included in the Decrease
Charge, which would be collected only upon lapse or surrender of the Contract or in part upon a requested decrease in Face Amount, would be an "acceleration"
of the amounts that otherwise would have been paid during this period through the Initial Monthly Charge included in the Monthly Deduction. If the Deferred
Administrative Charge is imposed in part due to a requested decrease in Face
Amount, the amount of the Initial Monthly Charge will be reduced accordingly .
See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Monthly
Deduction--Monthly Administration Charge--Initial Monthly Charge".

The discussion in the immediately preceding paragraph does not apply to spouse riders. The Deferred Administrative Charge is not an "acceleration" of the
Initial Monthly Charge applicable to any spouse rider providing insurance benefits on the Insured's spouse. An Initial Monthly Charge will arise upon issuance of a spouse rider, but no Deferred Administrative Charge will be calculated. If the Contract lapses or is surrendered during a period when the
Initial Monthly Charge is being applied for spouse rider benefits, this charge will not be collected through the Deferred Administrative Charge or otherwise, unless the Contract is reinstated. See "PAYMENT AND ALLOCATION OF
PREMIUMS--Contract Lapse and Reinstatement".

Method of Deduction and Effect of Decrease Charge. The Decrease Charge will be treated as a deduction against your Accumulated Value, and will compensate us for sales and issuance expenses described above upon surrender or lapse of the
Contract or in part upon your request for a decrease in Face Amount. Otherwise, the Decrease Charge will not be taken out of the Accumulated Value held for investment under the Contract. The Accumulated Value will continue to reflect the investment experience of the selected Subaccount(s), although the Decrease
Charge will be treated as a deduction for purposes of determining the
Contract's Cash Surrender Value.

This treatment will affect various Contract rights. Deducting the Decrease
Charge in determining the Cash Surrender Value will affect

o  the amount available for Contract loans (see "CONTRACT RIGHTS--Loan
   Privileges"),

o  the amount available in connection with full or partial surrenders (see
   "CONTRACT RIGHTS--Surrender Privileges"), and

o  the amount available to pay Monthly Deductions, which will, subject to the
   Death Benefit Guarantee (see "CONTRACT BENEFITS--Death Benefit Guarantee"),
   determine the Contract's duration and possible lapse (see "PAYMENT AND
   ALLOCATION OF PREMIUMS--Contract Lapse and Reinstatement").

If you request a decrease of the Face Amount, that part of any existing
Decrease Charge attributable to the decrease will reduce the Accumulated Value attributable to your Contract, and the Decrease Charge will be reduced by the part of the Decrease Charge reflecting the decrease. The amount by which the
Decrease Charge is reduced will be allocated against the Subaccount(s) of the
Variable Account in the same manner that Monthly Deductions are allocated against the Subaccount(s). See "Charges Against Accumulated Value--Monthly
Deductions" below. If the Cash Surrender Value is not sufficient to cover the
Decrease Charge imposed in connection with the requested decrease, the requested decrease will not be made.

The Decrease Charge imposed for a requested decrease in Face Amount will be determined by using the Decrease Charge then applicable to various parts of the current Face Amount in the following order: (1) the Decrease Charge for the most recent increase; (2) the Decrease Charge for the next most recent increases successively; and (3) the Decrease Charge for the initial Face Amount.

The calculation of the Decrease Charge for requested decreases can be illustrated as follows. Assume that a Contract has an initial Face Amount of
$100,000, and the Face Amount is first increased by $20,000, and then increased by $30,000, and then the Face Amount is decreased by $40,000. The Decrease
Charge imposed for the $40,000 decrease would be determined by using the
Decrease Charge for the most recent increase in Face Amount ($30,000) and then adding a proportionate part of the Decrease Charge for the next most recent increase ($10,000/$20,000, or one-half of the Decrease Charge for that increase). If, instead, the requested decrease was $60,000, the Decrease Charge imposed for the $60,000 decrease would be determined by using the Decrease
Charge for the two increases (which were $30,000 and $20,000, respectively) and then adding a proportionate part of the Decrease Charge for the initial Face
Amount ($10,000/$100,000, or one-tenth of the Decrease Charge for the initial
Face Amount).

If, alternatively, it is assumed that a Contract has an initial Face Amount of
$100,000, and the Face Amount is first decreased by $20,000, then increased by
$50,000, and then decreased by $30,000, the Decrease Charge on the requested decreases would be as follows. The Decrease Charge imposed for the first decrease ($20,000) would be determined by using a proportionate part of the
Decrease Charge for the initial Face Amount ($20,000/$100,000, or one-fifth of the Decrease Charge for the initial Face Amount). The Decrease Charge imposed for the second decrease ($30,000), would be determined by using a proportionate part of the Decrease Charge for the most recent increase ($30,000/$50,000, or six-tenths of the Decrease Charge for that increase).

Reinstatement of Decrease Charge. If a Contract lapses and is then reinstated, any Decrease Charge applicable at the time of lapse will also be reinstated.
See "PAYMENT AND ALLOCATION OF PREMIUMS--Contract Lapse and Reinstatement".

Monthly Deduction
Charges will be deducted on the Contract Date and each Monthly Anniversary from the Accumulated Value of the Contract (the "Monthly Deduction") to compensate us for administrative expenses and the insurance provided by the Contract.

The Monthly Deduction consists of the following three components:

o  the cost of insurance,

o  insurance underwriting and expenses in connection with issuing the Contract or any increase in Face Amount, and the costs of ordinary administration of the Contract, and

o  the cost of any additional benefits added by rider.

Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself will vary in amount from month to month.

We will take the Monthly Deduction on the Contract Date and on each subsequent
Monthly Anniversary prior to the Insured's Attained Age 100 (or the Maturity
Date for VUL 1 Contracts). (On the Contract Date, a Monthly Deduction covering the period of time from the Date of Issue until the first Monthly Anniversary will be deducted and, if any Monthly Anniversary occurs prior to the Contract
Date, the Monthly Deduction(s) for such Monthly Anniversaries will also be made on the Contract Date.) The Monthly Deduction will be deducted from the
Accumulated Value of the Contract by redeeming units from the Subaccounts of the Variable Account. The Monthly Deduction will be allocated against each
Subaccount in the same proportion that the Contract's Accumulated Value in each
Subaccount bears to the total Accumulated Value of the Contract, less the
Accumulated Value in the Loan Account, at the Monthly Anniversary. Subject to
our approval, you may specify a different allocation for the Monthly Deduction.

Cost of Insurance. Because the cost of insurance depends upon several variables, the cost for each Contract Month can vary from month to month. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk divided by
1,000 for each Contract Month. The net amount at risk on any Monthly
Anniversary is the amount by which the Death Benefit which would have been payable on that Monthly Anniversary exceeds the Accumulated Value on that
Monthly Anniversary. For the purposes of this calculation, the Death Benefit will be divided by 1.0040741, which reduces the net amount at risk by taking into account assumed monthly earnings at an annual rate of 5%. (For VUL 1
Contracts, the annual rate is 4.0%, and the Death Benefit will be divided by
1.0032737.) In general, the actual cost of insurance rate will be lower for
Contracts having a Face Amount at issuance or after a requested increase that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000 (equal or exceed $250,000 for VUL 1 Contracts).

We will determine the monthly cost of insurance separately for each component of the net amount at risk, using the cost of insurance rate applicable to the component, in the following order:

   (1) the initial Face Amount;

   (2) successively, each increase in Face Amount up to the Face Amount in force, in the order in which the increase took effect; and

   (3) any Death Benefit that would be payable by reason of Accumulated Value calculations (that is, whenever the Death Benefit is based on the applicable percentage of Accumulated Value) over the Face Amount in force.

For example, when a Contract Owner has elected to make an increase in the Face
Amount, the monthly cost of insurance would be computed separately on the initial Face Amount using the cost of insurance rate for the premium class determined upon Contract issuance, and to each increase in Face Amount using the cost of insurance rate for the premium class determined for such increase as specified in the supplement to the Contract evidencing that increase.

Because the monthly cost of insurance must be determined separately for each component of the net amount at risk described above, the Accumulated Value must be allocated to each component. For purposes of determining the net amounts at risk for each component if Option B is in effect, the Accumulated Value will first be considered a part of the initial Face Amount, and then each successive increase in the Face Amount. If the Accumulated Value is greater than the initial Face Amount, it will be considered a part of each increase in order, starting with the first increase.

When Option A is in effect, the Accumulated Value is not included within the
Face Amount. Accordingly, the cost of insurance rates applicable will be the rate(s) applicable to the Face Amount (and any increases in Face Amount). The cost of insurance rate applicable to the remaining Death Benefit, if any, that would be payable by reason of Accumulated Value calculations (which is the remainder of the net amount at risk) will be that applicable to the initial
Face Amount.

Any change in the net amount at risk will affect the total cost of insurance paid by the Contract Owner. For example, because generally the net amount at risk equals the excess of the Death Benefit over the Accumulated Value, the net amount at risk may be affected by changes in the Accumulated Value, in the Face
Amount, or in the Death Benefit Option in effect. See "CONTRACT BENEFITS--Death
Benefits--Accumulated Value and Cash Surrender Value".

Cost of Insurance Rate. Cost of insurance rates will be based on the Face
Amount and the gender, issue age, Attained Age and premium class of the
Insured. The actual monthly cost of insurance rates will be based on our expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Contract.
These guaranteed rates are based on the Insured's Attained Age and the 1980
Commissioners Standard Ordinary Mortality Table.

Any change in the cost of insurance rates will be based on the Initial Face
Amount and any requested increases in Face Amount, and will apply to all
Insureds of the same premium class, gender, issue age and Attained Age. In general, the actual cost of insurance rate will be lower for Contracts having a
Face Amount at issuance or after a requested increase that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000 (equal or exceed $250,000 for VUL 1 Contracts).

Montana has enacted legislation that requires that cost of insurance rates applicable to Contracts purchased in Montana cannot vary on the basis of the
Insured's gender. Therefore, for Contracts issued in the state of Montana, the cost of insurance rate will not be based on the basis of gender. In connection with certain employment-related plans, cost of insurance rates may in some circumstances not distinguish between men and women. See "EMPLOYMENT--RELATED
BENEFIT PLANS".

Premium Class. The premium class of an Insured will affect the cost of insurance rates. We currently place Insureds into standard premium classes and into rated premium classes, which involve a higher mortality risk. In an otherwise identical Contract, an Insured in the standard premium class will have a lower cost of insurance than an Insured in a premium class with higher mortality risks. The premium classes are also divided into two categories:
tobacco users and non-tobacco users. Non-tobacco user Insureds will generally incur lower cost of insurance rates than Insureds who are classified as tobacco users. (VUL 1 Contracts have the premium classes of Smoker and Nonsmoker.) In addition, certain Insureds over Attained Age 18 and less than Attained Age 75 who are non-tobacco users and who meet special underwriting requirements may be classified as preferred. An Insured in a preferred premium class will have a lower cost of insurance than an Insured in a standard or rated premium class.
(A preferred premium class is not available on VUL 1 Contracts.)

Any Insured with an Attained Age at issuance under 18 will not be classified initially as a tobacco user or a non-tobacco user. When the Insured reaches
Attained Age 18, he or she will then be classified as a tobacco user, unless the Insured provides satisfactory evidence that he or she is a non-tobacco user. We will provide notice to you of the opportunity for the Insured to be classified as a non-tobacco user when the Insured reaches Attained Age 18. (For
VUL 1 Contracts, Smoker and Nonsmoker replace references to tobacco and non-tobacco.)

Monthly Administration Charge. We have primary responsibility for the administration of the Contract and the Variable Account. As a result, we expect to incur certain ordinary administrative expenses and certain issuance expenses. A monthly administration charge included in the Monthly Deduction will be used to reimburse us for these expenses, except to the extent that these expenses are reimbursed through the collection of the Deferred
Administrative Charge included in the Decrease Charge, which is, in effect, an
"acceleration" of the initial administrative charge described below.

There are two administrative charges included in the monthly administration charge--a basic monthly administrative charge that is collected every Contract
Month and an initial monthly charge that is deducted as part of the first 180
Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) (the "Initial
Monthly Charge") following Contract issuance and following any requested increase in Face Amount.

Basic Monthly Administrative Charge. We will deduct a basic monthly administrative charge of $10.00 ($4.00 for VUL 1 Contracts) from the
Accumulated Value on the Contract Date and each Monthly Anniversary prior to the Insured's Attained Age 100 (or the Maturity Date for VUL 1 Contracts). For
VUL 1 Contracts with a spouse rider, an additional $2.00 is included in the
Basic Monthly Administrative Charge. The Basic Monthly Administrative Charge is
intended to reimburse us for ordinary administrative expenses expected to be incurred, including record keeping, processing Death Benefit claims, certain
Contract changes, preparing and mailing reports, and overhead costs.

Initial Monthly Charge. We will deduct the Initial Monthly Charge from the
Accumulated Value as part of the first 180 Monthly Deductions (120 Monthly
Deductions for VUL 1 Contracts) following Contract issuance, commencing with the Monthly Deduction(s) collected on the Contract Date. This monthly charge will equal an amount per $1,000 of Face Amount based upon the Insured's
Attained Age at Contract issuance and, except for Insureds with an Attained Age at Contract issuance under 18, the Insured's gender and upon whether the
Insured is a tobacco user or not. The Initial Monthly Charge per $1,000 of Face
Amount will be determined from Appendix c. As shown in Appendix C, the Initial
Monthly Charge will be less for Contracts having a Face Amount at issuance that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000 (equal or exceed $250,000 for VUL 1 Contracts).

If the Face Amount is increased, we will deduct a separate Initial Monthly
Charge for Increases from the Accumulated Value as part of the first 180
Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) after the increase. The deductions will begin with the Monthly Anniversary on which the increase becomes effective. We will determine this separate Initial Monthly
Charge for Increases in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase.

If a spouse rider providing additional insurance benefits on the Insured's spouse is added, we will deduct a separate Initial Monthly Charge from the
Accumulated Value as part of the first 180 Monthly Deductions after the issuance of the spouse rider. The deductions will begin with the Monthly
Anniversary on which the spouse rider becomes effective. This additional
Initial Monthly Charge will be determined in the same manner as for the initial
Face Amount, except that the spouse's Attained Age and tobacco user status and gender on the effective date of the rider will be used.

Montana has enacted legislation that requires that cost of insurance rates and other charges applicable to Contracts purchased in Montana cannot vary on the basis of the Insured's gender. Therefore, in Montana, this charge will not be based on the gender of the Insured.

The Initial Monthly Charge is intended to reimburse us for administrative expenses in connection with the issuance of the Contract, including medical exams, review of applications for insurance underwriting decisions, and processing of the applications and establishing Contract records. Similar expenses are expected in connection with future changes in the Contract initiated by the Contract Owner which involve "insurability" decisions, such as applications for increases in Face Amount and the issuance of spouse riders.

The issuance expenses covered by the Initial Monthly Charge are the same expenses covered by the Deferred Administrative Charge included in the Decrease
Charge. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges-- Decrease
Charge" above. We will not, however, be reimbursed twice for these expenses. As described above in "CHARGES AND DEDUCTIONS--Accumulated Value Charge--Decrease
Charge", and except in the case of charges attributable to spouse riders (see discussion below), if a Contract lapses or is totally surrendered during the period when the Initial Monthly Charge applies, or if a requested decrease in
Face Amount occurs during the period when the Initial Monthly Charge generally applies, the Initial Monthly Charge will, in effect, generally be "accelerated"
and collected in the form of the Deferred Administrative Charge included in the
Decrease Charge.

Because the Deferred Administrative Charge included in the Decrease Charge is in effect an "acceleration" of the Initial Monthly Charge, the imposition of the Deferred Administrative Charge will generally eliminate or reduce the
Initial Monthly Charge. If the Contract lapses or is totally surrendered during the period when the Initial Monthly Charge applies so that the Decrease Charge is imposed, the Initial Monthly Charge will not be collected. If the Face
Amount is decreased at the Contract Owner's request during this period so that the Decrease Charge (including the Deferred Administrative Charge) is imposed in part, we will reduce the Initial Monthly Charge because of the Deferred
Administrative Charge imposed (being applied to reduce proportionately or eliminate the Initial Monthly Charge attributable to that portion of the Face
Amount covered by the Decrease Charge).

If a Contract lapses and is then reinstated, we will reinstate the Initial
Monthly Charge until a total of 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) have been taken. See "PAYMENT AND ALLOCATION OF
PREMIUMS--Contract Lapse and Reinstatement".

No Deferred Administrative Charge will be calculated for the issuance of a spouse rider, even though a separate Initial Monthly Charge will be calculated for spouse riders. As a result, the Initial Monthly Administrative Charge attributable to a spouse rider will not be "accelerated" and collected in the form of the Deferred Administrative Charge upon surrender or lapse or upon a requested decrease in Face Amount. If a lapse or total surrender of the
Contract or a cancellation of the spouse rider occurs during the period when an
Initial Monthly Charge applies for a spouse rider, the charge will not be collected. If a requested decrease on a spouse rider occurs during this period, the Initial Monthly Charge attributable to the spouse rider will be reduced proportionately.

Additional Insurance Benefits Charges. The Monthly Deduction will include charges for any additional insurance benefits added to the Contract by rider.
These charges are for insurance protection, and the monthly amounts will be specified in the Contract. See "OTHER INFORMATION--Additional Insurance
Benefits".

Partial Surrender Charge

We will deduct a partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less, from the amount withdrawn for each partial surrender to compensate us for the administrative costs in effecting the requested payment and in making necessary calculations for any reductions in
Face Amount which may be required by reason of the partial surrender. This charge is guaranteed not to increase.

Charges Against the Variable Account

Mortality and Expense Risk Charge
We will deduct a daily charge (the "Mortality and Expense Risk Charge") from the value of the net assets of the Variable Account to compensate us for mortality and expense risks we assume. We have determined that a Mortality and
Expense Risk Charge at an annual rate of .75% of the average daily net assets of each Subaccount would be reasonable in relation to the mortality and expense risks we assume under the Contract. We will, however, initially impose a
Mortality and Expense Risk Charge at an annual rate of .60% (or a daily rate of
..001644). We guarantee not to increase the Mortality and Expense Risk Charge above an annual rate of .75%. We will deduct the daily charge from the net asset value of the Variable Account, and therefore the Subaccounts, on each
Valuation Date. When the previous day or days were not a Valuation Date, the deduction on the Valuation Date will be .001644% multiplied by the number of days since the last Valuation Date.

The mortality risk we assume is that Insureds may live for a shorter time than projected because of inaccuracies in the projections, and that an aggregate amount of Death Benefits greater than that projected accordingly will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges provided in the Contracts.

Taxes
Currently, we make no charge against the Variable Account for Federal income taxes. We may, however, make such a charge in the future if income or gains within the Variable Account will incur any Federal income tax liability.
Charges for other taxes, if any, attributable to the Variable Account may also be made. See "FEDERAL TAX MATTERS".

Charges of the Fund
The value of the assets of each Subaccount reflects the investment advisory fee and other expenses incurred by the underlying Portfolio in which the Subaccount invests. For more information on these fees and expenses, refer to the Fee
Tables above and the attached prospectus for the Fund.

CONTRACT RIGHTS

Loan Privileges

General
You may borrow money from us using the Contract as the only security for the loan. You may at any time after the Contract Date obtain Contract loans in an amount not exceeding in the aggregate 90% of the excess of Accumulated Value over any Decrease Charge on the date of any loan. The minimum amount of a loan for a VUL 1 Contract is $100. Loans have priority over the claims of any assignee or other person. The loan may be repaid in full or in part at any time while the Insured is living.

As used in this Prospectus, the term "Loan Amount" means the sum of all unpaid
Contract loans (including any prepaid loan interest added to the then outstanding Loan Amount), and the term "Debt" means the sum of all unpaid
Contract loans less any unearned prepaid loan interest). The Loan Amount is used in calculating whether the requirement for the Death Benefit Guarantee has been satisfied. See "CONTRACT BENEFITS--Death Benefit Guarantee". Contract Debt
is used to calculate the Contract's Cash Surrender Value and the amount of
Death Benefit proceeds payable to the beneficiary. See "CONTRACT
BENEFITS--Accumulated Value and Cash Surrender Value" and "CONTRACT
BENEFITS--Death Benefits". In some cases, Contract Debt is used to determine whether the Contract will lapse. See "PAYMENT AND ALLOCATION OF
PREMIUMS--Contract Lapse and Reinstatement.

Allocation of Contract Loan
We will allocate a Contract loan among the Subaccounts of the Variable Account in the same proportion that your Contract's Accumulated Value in each
Subaccount bears to the Contract's total Accumulated Value in the Variable
Account, as of the day on which the request is received or, if that is not a
Valuation Date, on the next following Valuation Date. With our approval, you can select a different allocation.

Loans will normally be paid within seven days after receipt of Written Notice.
Postponement of loans may take place under certain circumstances. See "OTHER
INFORMATION--Postponement of Payments".

Interest
The interest rate we charge on Contract loans accrues daily at an annual rate of 7.4%, payable in advance, which is equivalent to a fixed rate of 8% per year. Loan interest is calculated on a prepaid basis, and is payable in advance at the time any Contract loan is made (for the rest of the Contract Year) and at the beginning of each Contract Year thereafter (for that entire Contract
Year). If interest is not paid when due, it will be added to the loan balance and will bear interest at the same rate. If death or full surrender occurs before the next Contract Anniversary, unearned interest will be added to the proceeds payable.

Effect of Contract Loans
Accumulated Value equal to the portion of the Contract loan allocated to each
Subaccount will be transferred from the Subaccount to the Loan Account, thereby reducing the Contract's Accumulated Value in that Subaccount.

As long as the Contract is in force, Accumulated Value in the Loan Account will be credited with interest at an effective annual rate of 6%. No additional interest will be credited to these assets. The interest earned during a
Contract Month will be credited at the end of the Contract Month. Any interest credited will be allocated to the Subaccount(s) in proportion to the
Accumulated Value in the respective Subaccounts. See "PAYMENT AND ALLOCATION OF
PREMIUMS--Allocation of Premiums and Accumulated Value".

Although Contract loans may be repaid at any time, Contract loans will permanently affect the Contract's potential Accumulated Value and Cash
Surrender Value and may permanently affect the Death Benefit under the
Contract. The effect on Accumulated Value and Death Benefit could be favorable or unfavorable depending on whether the investment performance of the Accumulated Value in the Subaccount(s) is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Contract under which no loan is made, values under the Contract will be lower when such interest credited is less than the investment performances of assets held in the Subaccount(s). In addition, the
Death Benefit proceeds will be reduced by the amount of any outstanding
Contract Debt.

The amount of any Contract loan will, subject to certain exceptions, be deducted from cumulative premium payments in determining whether the requirements for the Death Benefit Guarantee have been satisfied. As a result, a Contract loan could result in termination of the Death Benefit Guarantee. See
"CONTRACT BENEFITS--Death Benefit Guarantee".

Repayment of Contract Debt
You may repay Debt at any time while the Insured is living. Each repayment must be at least $25. If not repaid, we will deduct Debt from any proceeds payable under the Contract. As Debt is repaid, your Contract's Accumulated Value held in the Subaccount(s) of the Variable Account will be restored and any prepaid interest attributable to the repaid amount will likewise be allocated to the
Subaccount(s) in the same proportion as Debt repayments will be allocated. We will allocate the amount of such repayment (as well as any prepaid loan interest that was unearned by us at the time of repayment) to the Subaccount(s)
of the Variable Account in the same proportion that the Contract's Accumulated
Value in a Subaccount bears to the Contract's total Accumulated Value in the
Variable Account (you may select a different allocation basis with our approval). See "PAYMENT AND ALLOCATION OF PREMIUMS--Allocation of Premiums and
Accumulated Value".

When the entire Debt is repaid, interest that would be credited upon the assets held in the Loan Account during the period from the last Monthly Anniversary to the date of repayment will also be allocated to the Subaccount(s) in the same proportion as Debt repayments will be allocated. We will allocate the repayment of Debt as of the date on which the repayment is received or, if that is not a
Valuation Date, on the next following Valuation Date.

You must notify us if a payment is a premium payment; otherwise, it will be considered a loan repayment.

Tax Considerations
Under the Technical and Miscellaneous Revenue Act of 1988, any loans taken from a "modified endowment contract" will be treated as a taxable distribution. In addition, with certain exceptions, a ten percent (10%) additional income tax penalty would be imposed on the portion of any loan that is included in income.
See "FEDERAL TAX MATTERS--Contract Proceeds".

Surrender Privileges

At any time before the death of the Insured, you may partially or totally surrender the Contract by sending Written Notice to us. The Cash Surrender
Value will equal the Accumulated Value less any Contract Debt and any Decrease
Charge. You may elect to have the amount paid in cash or under a settlement option. See "CONTRACT BENEFITS--Payment of Contract Benefits".

Full Surrender
If you surrender the Contract in full, you will be paid the Cash Surrender
Value of the Contract determined as of the date a Written Notice requesting surrender is received by us (or as of such later date as you shall specify in the Written Notice), or, if this date is not a Valuation Date, the next following Valuation Date. To surrender the Contract fully, you must deliver the
Contract to us along with the Written Notice requesting surrender.

Partial Surrender
You may surrender the Contract in part for any amount, as long as the amount of the partial surrender is at least $200 and as long as the remaining Cash
Surrender Value is not less than $500 (in each case with the Cash
Surrender Value being determined on the day Written Notice is received by us, or if this is not a Valuation Date, the next following Valuation Date). The amount surrendered, including any surrender charge, will be deducted from the
Subaccount(s) of the Variable Account in the same proportion that your
Accumulated Value in the respective Subaccount(s) bears to the Contract's total
Accumulated Value in the Subaccount(s) at that time (you may select a different allocation basis with our approval). A surrender charge of $25 or 2% of the surrender amount requested, whichever is less, will be deducted by us from the amount withdrawn. For a discussion of certain limitations and considerations applicable to partial surrenders, see "Partial Surrenders--Certain Other
Considerations" below.

Effect of Partial Surrenders on Face Amount and Death Benefit. A partial surrender will always decrease the Death Benefit and may also decrease the Face
Amount. As described below, the effect of a partial surrender on the Death
Benefit and the Face Amount may vary depending upon the Death Benefit Option in effect and whether the Death Benefit is based on the applicable percentage of
Accumulated Value.

Option A--Effect of Partial Surrenders. The effect of a partial surrender on the Face Amount and Death Benefit under Option A can be described as follows.
The Face Amount will never be decreased by a partial surrender. A partial surrender will, however, always decrease the Death Benefit under Option A by one of the following amounts:

o  If the Death Benefit equals the Face Amount plus the Accumulated Value, a partial surrender will reduce the Accumulated Value by the amount of the partial surrender and thus the Death Benefit will also be reduced by the amount of the partial surrender.

   Illustration. For the purpose of this illustration (and any following illustrations of partial surrenders), assume that the Attained Age of the
   Insured is under 40, and there is no Contract Debt. (The applicable percentage is 250% for an Insured with an Attained Age of 40 or below. See
   "CONTRACT BENEFITS--Death Benefits".)

   Under Option A, a Contract with a Face Amount of $100,000 and an Accumulated
   Value of $60,000 will have a Death Benefit of $160,000 ($100,000 + $60,000).
   Assume that the Contract Owner wishes to take a partial surrender of
   $20,000. Because the Death Benefit equals the Face Amount plus the
   Accumulated Value, the partial surrender will reduce the Accumulated Value to $40,000 ($60,000 - $20,000 = $40,000) and the Death Benefit to $140,000
   ($100,000 + $40,000). The Face Amount is not changed.

o  If the Death Benefit immediately prior to the partial surrender is based on the applicable percentage of Accumulated Value, the Death Benefit will be reduced to equal, the greater of (a) the Face Amount plus Accumulated Value after deducting the partial surrender and (b) the Death Benefit based on the applicable percentage of Accumulated Value after deducting the partial surrender.

   Illustration. Under Option A, a Contract with a Face Amount of $100,000 and an Accumulated Value of $80,000 will have a Death Benefit of $200,000
   ($80,000 X 2.5). Assume that the Contract Owner wishes to take a partial surrender of $20,000. Because the Death Benefit is based on the applicable percentage of Accumulated Value, the partial surrender will reduce the
   Accumulated Value to $60,000 ($80,000-$20,000) and the Death Benefit to the
   greater of (a) the Face Amount plus the Accumulated Value ($100,000 +
   $60,000 = $160,000), and (b) the Death Benefit based on the applicable percentage of Accumulated Value ($60,000 X 2.5 = $150,000). Therefore, the
   Death Benefit will be $160,000. The Face Amount is not changed.

Option B--Effect of Partial Surrenders. The effect of a partial surrender on the Face Amount and Death Benefit under Option B can be described as follows:

o  If the Death Benefit equals the Face Amount, a partial surrender will reduce the Face Amount and the Death Benefit by the amount of the partial surrender.

   Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated Value of $30,000 will have a Death Benefit of $100,000 (that is, the Face Amount). Assume that the Contract Owner wishes to take a partial surrender of $10,000. The partial surrender will reduce the
   Accumulated Value to $20,000 ($30,000-$10,000) and the Death Benefit and
   Face Amount to $90,000 ($100,000- $10,000).

o  If the Death Benefit is based on the applicable percentage of Accumulated
   Value and the amount of the partial surrender multiplied by the applicable percentage is less than the Death Benefit immediately prior to the partial surrender minus the Face Amount at that time, the Face Amount will not be reduced and the Death Benefit will be reduced by the amount of the partial surrender multiplied by the applicable percentage.

   Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated Value of $60,000 will have a Death Benefit of $150,000
   ($60,000 X 2.5). Assume that the Contract Owner wishes to take a partial surrender of $10,000. The amount of the partial surrender multiplied by the applicable percentage ($10,000 X 2.5 = $25,000) is less than the Death
   Benefit minus the Face Amount prior to the partial surrender
   ($150,000-$100,000 = $50,000). Because the Death Benefit is based on the applicable percentage of Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage is less than the Death
   Benefit minus the Face Amount, the Face Amount will not be reduced and the
   Death Benefit will be reduced by the amount of the partial surrender multiplied by the applicable percentage ($150,000-($10,000 X 2.5) =
   $125,000). This is also the Death Benefit based on the applicable percentage of Accumulated Value after the partial surrender (($60,000- $10,000) X 2.5 =
   $125,000).

o  If the Death Benefit immediately prior to the partial surrender is based on the applicable percentage of Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage exceeds the Death Benefit immediately prior to the partial surrender minus the Face Amount at that time, the Face Amount will be reduced by an amount equal to (a) minus (b)
   where:

   (a) is the amount of the partial surrender, and

   (b) is the result obtained by dividing (a) by (b) where:

      (i) is the difference between the Death Benefit and the Face Amount immediately prior to the partial surrender, and

     (ii) is the applicable percentage.

The Death Benefit will be reduced to equal the Face Amount after the partial surrender.

   Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated Value of $60,000 will have a Death Benefit of $150,000
   ($60,000 X 2.5). Assume that the Contract Owner wishes to take a partial surrender of $30,000. The amount of the partial surrender multiplied by the applicable percentage ($30,000 X 2.5 = $75,000) exceeds the Death Benefit minus the Face Amount prior to the partial surrender ($150,000-$100,000 =
   $50,000). Because the Death Benefit is based on the applicable percentage of
   Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage exceeds the Death Benefit minus the Face Amount, the
   Face Amount will be reduced by an amount equal to (a) minus (b) where:

   (a) is the amount of the partial surrender, and

   (b) is the result obtained by dividing (a) by (b) where

      (i) is the difference between the Death Benefit and the Face Amount prior to the partial surrender, and

     (ii) is the specified percentage ($30,000- (($150,000-$100,000) (divided
          by) 2.5)) = $10,000).

   The Face Amount after the partial surrender will be $90,000
   ($100,000-$10,000) and the Death Benefit will be $90,000.

Partial Surrenders--Certain Other Considerations. The amount of any partial surrender will, subject to certain exceptions, be deducted from cumulative premium payments in determining whether the requirements for the Death Benefit
Guarantee have been satisfied. As a result, a partial surrender could result in termination of the Death Benefit Guarantee. See "CONTRACT BENEFITS--Death
Benefit Guarantee".

Because a partial surrender can affect the Face Amount and the Death Benefit
(as described above), a partial surrender may also affect the net amount at risk under a Contract. The net amount at risk is, in general, the difference between the Death Benefit and the Accumulated Value and will be used in calculating the cost of insurance protection provided under the Contract. See
"CHARGES AND DEDUCTIONS--Accumulated Value Charges--Monthly Deduction--Cost of
Insurance".

A request for partial surrender will not be implemented if or to the extent the requested partial surrender would reduce the Face Amount below $5,000. Also, if a partial surrender would decrease the Face Amount, to the extent that the partial surrender would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not effect such partial withdrawal. See "PAYMENT AND
ALLOCATION OF PREMIUMS--Amount and Timing of Premiums--Premium Limitations".

Tax Considerations
Under the Technical and Miscellaneous Revenue Act of 1988, any surrender of a
"modified endowment contract" will be treated as a taxable distribution. In addition, with certain exceptions, a ten percent (10%) additional income tax penalty would be imposed on the portion of any loan that is included in income.
See "FEDERAL TAX MATTERS--Contract Proceeds".

Free Look Privileges

The Contract provides for a "free look" privilege after any increase in Face
Amount.

You may cancel a requested increase in Face Amount until the latest of the following:

o  45 days after Part I of the application for increase is signed,

o  10 days after you receive a Contract supplement for the increase in Face
   Amount, and

o  10 days after we mail or personally deliver a notice of withdrawal right to you.

Upon requesting cancellation of the increase, you will receive a refund, if you so request, or otherwise a restoration of the Contract's Accumulated Value allocated among the Subaccount(s) of the Variable Account as if it were a Net
Premium, equal to all Monthly Deductions attributable to the increase in Face
Amount (including rider costs arising from the increase).

This refund or credit will be made within seven days after we receive the request for cancellation on the appropriate form. In addition, the Decrease
Charge will be adjusted, if necessary, so that it will be as though no increase in Face Amount had occurred. The notice of withdrawal right upon an increase in
Face Amount will include a statement of the increase in the Decrease Charge and of the Initial Monthly Charge for Increases (included in the Monthly
Deduction--see "CHARGES AND DEDUCTIONS--Accumulated Value Charges--
Decrease Charge" and "CHARGES AND DEDUCTIONS--Accumulated Value
Charges--Monthly Deduction--Monthly Administration Charge--Initial Monthly
Charge") attributable to the increase in Face Amount, as well as a form for requesting cancellation of the increase during the Free Look Period.

Net Premiums paid after an increase in Face Amount will be allocated to the
Subaccount(s) of the Variable Account and will not be refunded following cancellation of the increase. Contract Owners who request an increase in Face
Amount should consider this in deciding whether to make any premium payments during the Free Look Period for the increase.

Exchange Privileges

Exchange of the Contract
During the first 24 months following the Date of Issue, you may on one occasion, without evidence of insurability, exchange any Contract still in force for a fixed benefit permanent life insurance contract issued by us. This new contract will not be dependent upon future investment results of the
Variable Account or any of our other separate accounts. In order to make this exchange for such a contract, you must surrender your Contract, the Insured must be living on the exchange date, and any assignee must agree in writing to the exchange. In addition, any Debt under the Contract must be repaid and any amount required to pay the first premium on the new contract must be paid.

The new contract will have the same issue age, and premium class as the
Contract. The exchange will become effective on the date (the "exchange date")
that we receive the exchange request and the Contract at our office located at
625 Fourth Avenue South, Minneapolis, Minnesota 55415. The Contract will end at the end of the day before the exchange date, and the new contract will become effective on the exchange date. On the exchange date, the new contract will have, at your option, either a death benefit equaling the Death Benefit under the Contract on the effective date of the exchange or a net amount at risk equaling the net amount at risk under the Contract on the effective date of the exchange. (An additional premium payment may be required.) The Accumulated
Value of the new contract on the exchange date will vary depending upon the type of contract for which the Contract is being exchanged. The conversion will be subject to an equitable adjustment in payments and Contract values to reflect variances, if any, in the payments and Contract values under the existing Contract and the new contract. The new contract's provisions and charges will be those that would have been applicable under our standard practices if the fixed benefit permanent life insurance contract had been issued on the Date of Issue. See "FEDERAL TAX MATTERS" for a discussion of the
Federal income tax consequences of an exchange.

Exchange of Increase in Face Amount
During the first 24 months following an increase in Face Amount, you may on one occasion, without evidence of insurability, exchange the amount of the increase in Face Amount for a fixed benefit permanent life insurance contract. Premiums under this new contract will be based on the same issue age and premium class of the Insured as were applied on the effective date of the increase in the
Face Amount of the Contract. The conditions and principles applicable to an exchange of the entire Contract for such a contract which are described immediately above will be equally applicable to this exchange of an increase in
Face Amount for such a new contract. See "FEDERAL TAX MATTERS" for a discussion of the Federal income tax consequences of an exchange.

OTHER INFORMATION

Postponement of Payments

We may defer payment of any loan or surrender and any portion of the death proceeds in excess of the Face Amount if (1) the New York Stock Exchange is
closed other than customary week-end and holiday closings, or trading on the
New York Stock Exchange is restricted as determined by the SEC, or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets. Transfers and allocations of Accumulated Value to and against the Subaccounts of the Variable
Account may also be postponed under these circumstances.

Payments under the Contract of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Contract Owner's bank.

Additional Insurance Benefits

We offer several riders or additional benefits that you can add to your
Contract. Certain of these riders are subject to age and underwriting requirements and may be added or cancelled at any time. The cost of these additional insurance benefits will be deducted from the Accumulated Value as part of the Monthly Deduction. See "FEE TABLES" and "CHARGES AND
DEDUCTIONS--Accumulated Value Charges--Monthly Deduction". Your representative can help you determine whether certain riders are appropriate for you. We describe any riders you choose to add more fully in your Contract.

Accidental Death Rider. This rider increases the total death benefit upon proof of accidental death of the Insured. Coverage under this rider terminates on the
Contract Anniversary after the Insured's 70th birthday. The charge for this benefit is a per thousand rate (which varies by Attained Age and gender)
multiplied by the amount of rider coverage.

Disability Waiver Rider. This rider credits an amount to the Contract on each
Monthly Anniversary if the Insured becomes totally disabled while this rider is in effect. The amount credited will be  1/12th of the selected amount, or the
Monthly Deduction if greater. Benefits are payable after the disability has continued for six months and while disability continues. The charge for this benefit is a percent rate (which varies by issue age and duration) multiplied by the selected amount to be waived.

Spouse Insurance Rider. This rider provides a level amount of term life insurance on the spouse of the Insured. This rider or a portion of this rider may be converted to permanent insurance, without proof of insurability, through age 75. On the death of the Insured, the spouse has the right to convert to term or permanent coverage within 90 days. The charge for this benefit is a per thousand cost of insurance rate (which will vary by issue age, duration, gender, premium class and Face Amount) multiplied by the amount of rider coverage.

Child Insurance Rider. This rider provides term life insurance on the Insured's children. The amount of death benefit for each child is as follows: Birth through first 14 days: no benefit; 15 days up to 6 months: one half of amount of rider coverage; 6 months until age 21: full amount of rider coverage. At age
21, up to five times this benefit amount can be purchased without proof of insurability. On the death of the Insured, paid-up term insurance will be provided on each child, until the child's 21st birthday. The charge for this benefit is a per thousand rate multiplied by the amount of rider coverage.

Guaranteed Increase Rider. This rider guarantees the owner the option to increase the Face Amount of the Contract without proof of insurability on each of several fixed increase option dates, or on alternate additional increase option dates. Coverage under this rider terminates on the earlier of the
Contract Anniversary after the Insured's 43rd birthday or when the maximum number of increase options have been exercised. The charge for this benefit is a per thousand rate (which varies by rider issue age and gender) multiplied by the amount of rider coverage.

Cost of Living Rider. This benefit essentially adjusts the Face Amount of the
Contract and, correspondingly, your premium payments to keep pace with the
Consumers' Price Index. As a result of increasing the Face Amount, the Monthly
Deductions will increase. There is no separate charge to implement this benefit. However, by electing the benefit you should anticipate increasing costs associated with increasing your Face Amount. This benefit terminates at the earlier of your Age 65, 20 Contract Years or until the initial Face Amount doubles.

Accelerated Benefits Rider. This benefit pays a portion of the death benefit when requested if the Insured has a life expectancy of 12 months or less or has been in a nursing home for at least six consecutive months and is expected to remain there for the rest of his or her life.

CharitAbility(R)

CharitAbility for Life is a benefit that enables Contract Owners to increase their charitable gifts to Lutheran charitable organizations and congregations.
CharitAbility for Life is available for no additional premium whenever a
Contract Owner has designated a Lutheran charitable organization or congregation as a beneficiary for at least $1,000 of Death Benefit on his or her Contract.

Upon the death of the Insured, the Lutheran charitable organization or congregation will receive the Death Benefit proceeds as designated, and we will contribute an additional 10% of that amount to the charitable organization or congregation, up to $25,000 per insured. Any legally incorporated nonprofit
Lutheran organization that qualifies under Internal Revenue Code Section 170(c)
is eligible to receive CharitAbility for Life benefits. The benefit may vary state-by-state and a representative of ours should be consulted as to whether and to what extent the benefit is available in a particular state and on any particular Contract. CharitAbility for Life is not available on VUL 1 Contracts.

RESERVATION OF CERTAIN RIGHTS

We reserve the right, to the extent permitted or required by law (including SEC rules under the 1940 Act), to eliminate or modify certain rights provided under the Contract:

   (1) the withdrawal rights during any Free Look Period after an increase in
       Face Amount (see "CONTRACT RIGHTS--Free Look Privileges--Free Look for
       Increase in Face Amount");

   (2) the exchange rights during the first 24 months following the Date of
       Issue (see "CONTRACT RIGHTS--Exchange Privileges--Exchange of the
       Contract"); and

   (3) the exchange rights during the first 24 months following an increase in
       Face Amount (see "CONTRACT RIGHTS--Exchange Privileges--Exchange of
       Increase in Face Amount").

We will provide Contract Owners with written notice if we exercise our right to eliminate or modify any of these rights.

FEDERAL TAX MATTERS

The following discussion is general and is not intended as tax advice. Any person concerned about these tax implications should consult a competent tax adviser. This discussion is based on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue
Service. No representation is made as to the likelihood of continuation of these current laws and interpretations. It should be further understood that the following discussion is not exhaustive and that special rules not described in this Prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws. We do not make any guarantee regarding the tax status of any Contract.

Contract Proceeds

General
The Contract will qualify as a life insurance contract under Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). Section 7702 of the
Code provides that the Contract will so qualify if it satisfies a cash value accumulation test or a guideline premium requirement and falls within a cash value corridor. The qualification of the Contract under Section 7702 depends in part upon the Death Benefit payable under the Contract at any time. To the extent a change in the Contract, such as a decrease in Face Amount or a change in Death Benefit Option, would cause the Contract not to qualify, we will not make the change. See "PAYMENT AND ALLOCATION OF PREMIUMS--Amount and Timing of
Premiums--Premium Limitations."

Death Benefits
The Death Benefit proceeds payable under either Option A or Option B will be excludable from the gross income of the Beneficiary under Section 101(a) of the
Code.

Distributions
The Contract Owner will not be taxed upon the increase in Accumulated Value of the Contract unless and until there is a taxable distribution from the Contract.

Tax Treatment of Modified Endowment Contracts
A modified endowment contract is any Contract that fails a special premium limitation test set forth in the Code. This test requires that the cumulative amount paid during the first seven years since the Date of Issue (or date of certain increases in coverage) not exceed the cumulative amount of the level annual premium which, in theory, would provide a paid-up Contract after seven years. If this test is ever violated, we will notify the Contract Owner, who may then take certain timely steps to return the Contract to non-modified endowment contract status. This premium limitation test does not supersede the premium limitations previously established by the Code. See "PAYMENT AND
ALLOCATION OF PREMIUMS--Amount and Timing of Premiums--Premium Limitations".

If there is material change in the Contract, the Contract is treated as a new
Contract as of the date of the material change for purposes of determining whether it will be treated as a modified endowment contract. Such a change will create a modified endowment contract only if cumulative amounts paid in the seven years following the change violate the new cumulative premium limitation test. Certain increases in Contract benefits (including increases in Face
Amount and in additional insured benefits) will trigger the start of a new seven-year period from the date of this change, along with a new level annual premium to be used in the test. In addition, a reduction in Contract benefits at any time while the test is applicable could in itself create a modified endowment contract, depending on certain factors. In this case, the premium limitation test will be applied as though the Contract were originally issued at the lower benefit unless the benefits are reinstated in a timely manner.

Distributions from a Contract treated as a modified endowment contract are taxable up to the amount equal to the excess (if any) of the Accumulated Value immediately before the distribution over the investment in the Contract at such time. Investment in the Contract is generally defined as the premiums paid for the Contract (plus or minus any loss or gain, respectively, transferred into the Contract as a result of a tax-free exchange), minus any non-taxable distributions (where taxable gain calculations are based on surrender values net of loans). Loans taken from such a Contract, as well as surrenders and benefits paid at maturity (other than the Death Benefit), will be treated as taxable distributions. (The assignment or pledge of a Contract with a maximum death benefit of $25,000 or less made to secure only burial or prearranged funeral expenses is not treated as a distribution). A ten percent (10%)
additional income tax will be imposed on the portion of any distribution from such a Contract that is included in income except where the distribution is made on or after the date on which the Contract Owner attains age 59  1/2, or is attributable to the Contract Owner becoming disabled, or is a part of a series of substantially equal periodic payments for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the
Contract Owner and Beneficiary.

Any withdrawal or loan proceeds that were paid 24 months prior to such a
Contract becoming a modified endowment contract will also potentially be a taxable distribution.

Generally, interest on such Contract loans, even if paid, will not be tax deductible.

All modified endowment contracts issued by us (or our affiliates) to the same
Contract Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount included in the gross income under Section 72(e) of the Code.

Tax Treatment of Contracts that are NOT Modified Endowment Contracts
A full surrender distribution of the Contract will, under Section 72(e)(5) of the Code, be included in the Contract Owner's gross income to the extent it exceeds the Contract Owner's investment in the Contract.

A partial surrender distribution from the Contract will be taxed under the
"cost recovery rule" in that the distribution will be included in the Contract
Owner's gross income to the extent it exceeds the investment in the Contract.
However, certain cash distributions received as a result of certain Contract benefit changes will be taxed under the "interest-first" rule if the distribution occurs during the first 180 months after the Contract is issued.
The amount of the cash distribution to be included in gross income will be limited to the minimum of the taxable gain and the applicable recapture ceiling as defined in Section 7702. No ten percent (10%) additional penalty will apply.

In addition, under Section 72(e)(5) of the Code, loans received under the
Contract will not be included in gross income. (However, loans may or may not be taxable at the time of a full or partial surrender.) Interest paid to us with respect to the loan is generally not deductible. Due to the complexity of these factors, a Contract Owner should consult a competent tax adviser as to the deductibility of interest paid on any Contract loans.

Benefits Paid under the Accelerated Benefits Rider
Adding the Accelerated Benefits Rider to a newly issued Contract has no adverse consequences; however, electing to use it could. If certain requirements are satisfied, however, accelerated death benefits paid under the Accelerated
Benefits Rider to a terminally or chronically ill insured individual, as defined in the Code, may not be subject to tax. A competent tax adviser should be consulted for further information.

Withholding
The taxable portion of a distribution to an individual is subject to Federal income tax withholding unless the taxpayer elects not to have withholding. We will provide the Contract Owner with the election form and further information as to withholding prior to the first distribution.

Changes in Contract Owners
The right to change Contract Owners may have tax consequences, depending on a number of factors. Due to the complexity of these factors, a Contract Owner should consult a competent tax adviser as to the tax consequences of such a change.

Exchanges
The right to exchange the Contract for a fixed benefit permanent life insurance contract (see "CONTRACT RIGHTS--Exchange Privileges") will be treated as a tax-free exchange under Section 1035. A life insurance contract received in exchange for a modified endowment contract will also be treated as a modified endowment contract. Also, if a Contract Owner exchanges any life insurance contract entered into before June 21, 1988, for a Contract described in this prospectus, then the new provisions regarding modified endowment contracts described above may apply. Accordingly, a Contract Owner should consult a tax adviser before effecting an exchange of any life insurance contract, including the Contract.

Other Taxes
Federal estate taxes and the state and local estate, inheritance and other taxes may become due depending on applicable law and the circumstances of each
Contract Owner or Beneficiary, if the Contract Owner or Insured dies. Any person concerned about the estate implications of the Contract should consult a competent tax adviser.

Diversification Requirements
Flexible premium variable life insurance policies such as the Contracts will be treated as life insurance contracts under the Code, among other things, so long as the separate accounts funding them are "adequately diversified".

The assets of the Fund are expected to meet the diversification requirements.
We will monitor the Contracts and the regulations of the Treasury Department to insure that the Contract will continue to qualify as a life insurance contract under Sections 7702 and 817.

Pension and Profit-Sharing Plans
If a Contract is purchased by a trust which forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the Federal income tax treatment of such Contracts will be somewhat different from that described above. A competent tax adviser should be consulted on these matters.

Our Tax Status
We are taxed as a life insurance company under the Internal Revenue Code of
1986, as amended (the "Code"). Although the Variable Account is not a separate entity from LBVIP and its operations form a part of LBVIP, the Code in effect provides that the income and gains and losses from separate account investments are not income to the insurance company issuing the variable contracts so long as the Contracts and the separate account meet certain requirements set forth in the Code. Because the Contracts and the Variable Account intend to meet such requirements, we anticipate no tax liability resulting from the Contracts, and consequently no reserve for income taxes is currently charged against, or maintained by us with respect to the Contracts.

We may also incur state and local taxes, in addition to premium taxes, in several states. At present, these taxes are not significant. If there is a material change in state or local tax laws, charges for such taxes, if any, attributable to the Variable Account, may be made.

Legal Proceedings

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither LBVIP nor
Thrivent Investment Management Inc., the principal underwriter and distributor of the Contracts, are involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

Financial Statements

The financial statements of LBVIP and the Variable Account are contained in the
Statement of Additional Information.

APPENDIX A

Definitions

Accumulated Value. The total amount of value held under a Contract at any time
(which equals the sum of the amounts held in the Loan Account and Variable
Account). The Accumulated Value, unlike the Cash Surrender Value, is not reduced by any Decrease Charge or Contract Debt.

Attained Age. On any day during the first Contract Year, the age of the Insured on the Date of Issue, and then, on any day during each succeeding Contract
Year, the age of the Insured on the Contract Anniversary on or immediately prior to that day.

Beneficiary. The Beneficiary designated by the applicant in the application. If changed, the Beneficiary is as shown in the latest change filed with LBVIP. If no Beneficiary survives and unless otherwise provided, the Insured's estate will be the Beneficiary.

Cash Surrender Value. The Accumulated Value less any Contract Debt and any
Decrease Charge.

CDSC Premium. An annual premium amount determined by LBVIP and used solely for the purpose of calculating the maximum Contingent Deferred Sales Charge.

Contingent Deferred Sales Charge. A contingent deferred sales charge to compensate LBVIP for the cost of selling the Contract, including sales commissions, the printing of prospectuses and sales literature, and advertising. The Contingent Deferred Sales Charge will be imposed if the
Contract is surrendered or lapses, or will be imposed in part if the Contract
Owner requests a decrease in Face Amount, in each case at any time before 180
Monthly Deductions have been made. A separate Contingent Deferred Sales Charge will also be calculated, and then reduced over a 180-month period (a 120-month period for VUL 1 Contracts), in a similar manner upon a requested increase in
Face Amount.

Contract. The flexible premium variable life insurance contract offered by
LBVIP and described in this Prospectus.

Contract Anniversary. The same date in each succeeding year as the Date of
Issue.

Contract Date. The latest of (1) the Date of Issue; (2) the date LBVIP receives the first premium payment on the Contract at its office located at 625 Fourth
Avenue South, Minneapolis, Minnesota 55415; and (3) any other date mutually agreed upon by LBVIP and the Contract Owner. The Contract Date is the date on which the initial Net Premium payment(s) will be allocated to the Variable
Account.

Contract Month. The period from one Monthly Anniversary to the next. The first
Contract Month will be the period beginning on the Date of Issue and ending on the first Monthly Anniversary.

Contract Owner. The Insured, unless otherwise designated in the application. If a Contract has been absolutely assigned, the assignee becomes the Contract
Owner. A collateral assignee is not the Contract Owner.

Contract Year. The period from one Contract Anniversary to the next. The first
Contract Year will be the period beginning on the Date of Issue and ending on the first Contract Anniversary.

Date of Issue. The date shown on page 3 of the Contract that is used to determine Contract Anniversaries, Monthly Anniversaries, Contract Years and
Contract Months, each of which is measured from the Date of Issue.

Death Benefit. The amount calculated under the applicable Death Benefit Option
(Option A or Option B). The Death Benefit should be distinguished from the cash proceeds payable on the Insured's death, which will be the Death Benefit less
Contract Debt and any unpaid Monthly Deductions.

Death Benefit Guarantee. A feature of the Contract guaranteeing that the
Contract will not lapse if on each Monthly Anniversary the total cumulative premiums paid under the Contract, less any partial surrenders and Contract Loan
Amount, equal or exceed the sum of the Death Benefit Guarantee Premiums in effect for each Monthly Anniversary since the issuance of the Contract.

Death Benefit Guarantee Premium. A monthly premium amount specified in the
Contract. The Death Benefit Guarantee Premium determines the payments required to maintain the Death Benefit Guarantee.

Death Benefit Option. Either of two death benefit options available under the
Contract (Option A and Option B).

Death Benefit Option A, or Option A. One of two Death Benefit Options available under the Contract. Under this option, the Death Benefit is the greater of (a)
the Face Amount plus the Accumulated Value and (b) the applicable percentage of
Accumulated Value (with the Accumulated Value in each case being determined on the Valuation Date on or next following the date of the Insured's death).

Death Benefit Option B, or Option B. One of two Death Benefit Options available under the Contract. Under this option, the Death Benefit is the greater of (a)
the Face Amount and (b) the applicable percentage of Accumulated Value on the
Valuation Date on or next following the date of the Insured's death.

Debt. The sum of all unpaid Contract loans (including any unpaid loan interest added to the loan balance) outstanding on a relevant date, less any unearned prepaid loan interest. Contract Debt should be distinguished from the Loan
Amount (see definition of "Loan Amount" below), in that the Loan Amount includes any unearned prepaid loan interest.

Decrease Charge. A deferred Contract charge consisting of the Contingent
Deferred Sales Charge and the Deferred Administrative Charge. The Decrease
Charge is deducted from the Subaccounts of the Variable Account and paid to
LBVIP upon full lapse or surrender of the Contract, or in part upon a requested decrease in Face Amount. A separate amount of Decrease Charge is determined for the initial Face Amount and for each requested increase in Face Amount.

Deferred Administrative Charge. A deferred administrative charge to reimburse
LBVIP for administrative expenses incurred in issuing the Contract. The
Deferred Administrative Charge will be imposed if the Contract is surrendered or lapses, or will be imposed in part if the Contract Owner requests a decrease in the Face Amount, in each case at any time before 180 Monthly Deductions have been made (120 Monthly Deductions for VUL 1 Contracts). A separate Deferred
Administrative Charge will also be calculated, and then reduced over a
180-month period (a 120-month period for VUL 1 Contracts), in a similar manner upon a requested increase in Face Amount.

Face Amount. The minimum Death Benefit under the Contract as long as the
Contract remains in force. The Face Amount will be specified in the Contract.

Free Look Period. A period which follows any application for and approval of an increase in Face Amount. During the Free Look Period, the Contract Owner has a
right to cancel the increase in Face Amount and, in effect, receive a credit or refund of charges and deductions attributable to such increase.

Fund. LB Series Fund, Inc., which is described in the accompanying Prospectus.

General Account. The assets of LBVIP other than those allocated to the Variable
Account or any other separate account.

Initial Monthly Charge. An initial monthly charge to reimburse LBVIP for administrative expenses incurred in issuing the Contract. The Initial Monthly
Charge will be deducted as part of the first 180 Monthly Deductions (the first
120 Monthly Deductions for VUL 1 Contracts). A separate Initial Monthly Charge for
Increases will also be calculated in a similar manner upon a requested increase in Face Amount or the issuance of a rider providing additional insurance benefits on the Insured's spouse.

Insured. The person upon whose life the Contract is issued.

Loan Account. The funds transferred from the Subaccount(s) of the Variable
Account to LBVIP's General Account as security for Contract loans.

Loan Amount. The sum of all unpaid Contract loans (including any unpaid loan interest added to the loan balance) outstanding on a relevant date. The Loan
Amount should be distinguished from Contract Debt (see definition of "Debt"
above), in that Contract Debt excludes any unearned prepaid loan interest.

Maturity Date. For VUL 1 Contracts, the Maturity Date is the Contract
Anniversary on or next following the Insured's 96th birthday.

Minimum Conditional Insurance Premium. The premium required to put temporary conditional insurance coverage into effect.

Minimum Contract Issuance Premium. The minimum premium required for issuance of the Contract.

Minimum Face Amount. The minimum Face Amount for a Contract at issuance and after any requested decrease in Face Amount.

Monthly Anniversary. The same date in each succeeding month as the Date of
Issue.

Monthly Deduction. Monthly charges deducted from the Accumulated Value of the
Contract. These charges include the cost of insurance charge; a basic monthly administrative charge ($10.00 per month for the Contract and $4.00 per month for VUL 1 Contracts); the Initial Monthly Charge; and charges for additional insurance benefits. "Monthly Deduction" also includes any Decrease Charge being deducted for a requested decrease in Face Amount during the preceding Contract
Month.

Net Premium. The premium paid less the Premium Expense Charges.

Planned Annual Premium. The initial Scheduled Premium under the Contract on an annualized basis as selected by the Contract Owner at the time of issue. The
Planned Annual Premium will be shown in the Contract.

Portfolio. A Portfolio of the Fund. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Premium Expense Charges. An amount deducted from each premium payment, which consists of a percent-of-premium charge of 5% of each premium payment (a 3%
sales charge and a 2% premium tax charge) and a premium processing charge of
$2.00 per premium payment ($.75 for automatic payment plans). LBVIP reserves the right to increase the premium processing charge in the future on automatic payment plans to an amount not exceeding $1.00 per premium payment.

Scheduled Premium(s). The scheduled periodic premium payments selected by the
Contract Owner. This premium payment can be changed by the Contract Owner at any time. Scheduled Premiums are relevant only in determining how much a
Contract Owner will be billed periodically and determining the Minimum Contract
Issuance Premium.

Subaccount. A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Unit. The measure by which the value of the Contract's interest in each
Subaccount is determined.

Unit Value. The value of each Unit representing the Contract's interest in each
Subaccount.

Valuation Date. Each day the New York Stock Exchange is open for trading and any other day on which there is sufficient trading in the securities of a
Portfolio of the Fund to affect materially the Unit Value in the corresponding
Subaccount of the Variable Account.

Valuation Period. The period commencing at the close of business of a Valuation
Date and ending at the close of business of the next Valuation Date.

Variable Account. LBVIP Variable Insurance Account, which is a separate account of LBVIP. The Subaccounts are subdivisions of the Variable Account.

Written Notice. A written request signed by the Contract Owner and received by
LBVIP at its office at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001.

APPENDIX B

Deferred Administrative Charges Per $1,000 Of Face Amount

The following describes the Deferred Administrative Charge Per $1,000 of Face
Amount that will apply under a Contract as well as under a VUL 1 Contract.

The Contract
The following tables include the maximum Deferred Administrative Charge Per
$1,000 of Face Amount that will apply under a Contract. The specific maximum charge applicable to a Contract at issuance can be determined from the following tables based upon the initial Face Amount, the Insured's Attained Age at Contract issuance, and, except for Insured's with an Attained Age under 18, the Insured's gender and whether the Insured is a tobacco user or not. For an
Insured with an Attained Age under 18, reference should be made to the column entitled "Standard" in each table, rather than to the columns entitled "Tobacco
User" or "Non-Tobacco User".

In general, the maximum Deferred Administrative Charge applicable to a Contract will be determined from Table 1. The lower maximum charges shown in Table 2 apply to a Contract with a Face Amount of $500,000 or more, but less than
$1,000,000. The lower maximum charges shown in Table 3 apply to a Contract with a Face Amount of $1,000,000 or more. Subsequent requested increases in Face
Amount result in a total Face Amount that equals or exceeds the next range of
Face Amount will qualify for the lower maximum charges shown in Tables 2 or 3.

If the Face Amount is increased, an additional Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

The Deferred Administrative Charge does not apply to spouse riders.

As described in the Prospectus in the section entitled "CHARGES AND
DEDUCTIONS--Accumulated Value Charges--Decrease Charge", the sum of the
Deferred Administrative Charge and the Contingent Deferred Sales Charge will equal the Decrease Charge.
                                    TABLE 1

                        FACE AMOUNTS LESS THAN $500,000

       Maximum Deferred Administrative Charges Per $1,000 of Face Amount

                            Standard
                          (Attained Age under 18) Tobacco User  Non Tobacco User
                          ----------------------- ------------- ----------------
             Attained Age Male        Female       Male  Female  Male    Female
             ------------    -----    ------      ------ ------  ------  ------
                0-4       $7.20       $7.20
                5-9       $7.20       $7.20
                10-14     $7.20       $7.20
                15-17     $7.20       $7.20
                18-24                             $ 9.00 $ 9.00 $ 5.40   $ 5.40
                25-29                             $ 9.00 $ 9.00 $ 5.40   $ 5.40
                30-34                             $10.80 $10.80 $ 7.20   $ 5.40
                35-39                             $12.60 $10.80 $ 9.00   $ 5.40
                40-44                             $14.40 $12.60 $10.80   $ 7.20
                45-49                             $16.20 $12.60 $12.60   $ 7.20
                50-54                             $18.00 $14.40 $14.40   $ 9.00
                55-59                             $18.00 $14.40 $14.40   $10.80
                60-64                             $18.00 $14.40 $14.40   $10.80
                65-69                             $18.00 $14.40 $14.40   $10.80
                70-74                             $18.00 $14.40 $14.40   $10.80
                75-79                             $18.00 $14.40 $14.40   $10.80
                80-85                             $18.00 $14.40 $14.40   $10.80

                                    TABLE 2

          FACE AMOUNTS OF $500,000 OR MORE, BUT LESS THAN $1,000,000

       Maximum Deferred Administrative Charges Per $1,000 of Face Amount

                            Standard
                          (Attained Age under 18) Tobacco User  Non Tobacco User
                          ----------------------- ------------- ----------------
             Attained Age Male        Female       Male  Female  Male    Female
             ------------    -----    ------      ------ ------  ------  ------
                0-4       $1.80       $1.80
                5-9       $1.80       $1.80
                10-14     $1.80       $1.80
                15-17     $1.80       $1.80
                18-24                             $ 3.60 $3.60  $ 1.80   $1.80
                25-29                             $ 3.60 $3.60  $ 1.80   $1.80
                30-34                             $ 5.40 $5.40  $ 3.60   $1.80
                35-39                             $ 7.20 $5.40  $ 3.60   $1.80
                40-44                             $ 9.00 $7.20  $ 5.40   $3.60
                45-49                             $10.80 $7.20  $ 7.20   $3.60
                50-54                             $12.60 $9.00  $10.80   $5.40
                55-59                             $14.40 $9.00  $12.60   $5.40
                60-64                             $16.20 $9.00  $14.40   $5.40
                65-69                             $16.20 $9.00  $14.40   $5.40
                70-74                             $16.20 $9.00  $14.40   $5.40
                75-79                             $16.20 $9.00  $14.40   $5.40
                80-85                             $16.20 $9.00  $14.40   $5.40

                                    TABLE 3

                      FACE AMOUNTS OF $1,000,000 OR MORE

       Maximum Deferred Administrative Charges Per $1,000 of Face Amount

                             Standard
                           (Attained Age under 18) Tobacco User Non Tobacco User
                           ----------------------- ------------ ----------------
              Attained Age Male        Female      Male  Female Male    Female
              ------------    -----    ------      ----- ------  -----  ------
                 0-4       $1.80       $1.80
                 5-9       $1.80       $1.80
                 1014      $1.80       $1.80
                 15-17     $1.80       $1.80
                 18-24                             $1.80 $1.80  $1.80   $1.80
                 25-29                             $1.80 $1.80  $1.80   $1.80
                 30-34                             $3.60 $3.60  $1.80   $1.80
                 35-39                             $3.60 $3.60  $1.80   $1.80
                 40-44                             $5.40 $3.60  $3.60   $1.80
                 45-49                             $7.20 $3.60  $3.60   $1.80
                 50-54                             $9.00 $5.40  $5.40   $1.80
                 55-59                             $9.00 $5.40  $5.40   $1.80
                 60-64                             $9.00 $5.40  $5.40   $1.80
                 65-69                             $9.00 $5.40  $5.40   $1.80
                 70-74                             $9.00 $5.40  $5.40   $1.80
                 75-79                             $9.00 $5.40  $5.40   $1.80
                 80-85                             $9.00 $5.40  $5.40   $1.80

VUL 1 Contracts
The following tables include the maximum Deferred Administrative Charge Per
$1,000 of Face Amount that apply under a VUL 1 contract. The specific maximum charge applicable to a VUL 1 contract at issuance can be determined from the following tables based upon the initial Face Amount, the Insured's Attained Age at VUL 1 contract issuance, and, except for Insured's with an Attained Age under 20, whether the Insured is a smoker or nonsmoker. For an Insured with an
Attained Age under 20, reference should be made to the column entitled
"Standard" in each table, rather than to the columns entitled "Smoker" or
"Nonsmoker".

In general, the maximum Deferred Administrative Charge applicable to a VUL 1 contract is determined from Table 4. The lower maximum charges shown in Table 5 apply to VUL 1 contracts with a Face Amount that equals or exceeds $250,000 at issuance. Subsequent requested increases in Face Amount result in a total Face
Amount that equals or exceeds $250,000 will qualify for the lower maximum charges shown in Table 5.

If the Face Amount is increased, an additional Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

The Deferred Administrative Charge does not apply to spouse riders.

As described in the Prospectus in the section entitled "CHARGES AND
DEDUCTIONS--Accumulated Value Charges--Decrease Charge", the sum of the
Deferred Administrative Charge and the Contingent Deferred Sales Charge will equal the Decrease Charge.

                                    TABLE 4

                        FACE AMOUNTS LESS THAN $250,000

       Maximum Deferred Administrative Charges Per $1,000 of Face Amount

   Attained Age at Date of Issuance
    or Effective Date of Requested         Standard
       Increase, As Appropriate     (Attained Age under 20) Smoker Nonsmoker
   -------------------------------- ----------------------- ------ ---------
                0-4                          $3.60
                5-9                          $3.60
                10-14                        $4.80
                15-19                        $4.80
                20-24                                       $6.00    $4.80
                25-29                                       $6.00    $4.80
                30-34                                       $7.20    $4.80
                35-39                                       $7.20    $4.80
                40-44                                       $7.20    $6.00
                45-49                                       $8.40    $6.00
                50-54                                       $8.40    $7.20
                55-59                                       $8.40    $7.20
                60-64                                       $8.40    $8.40
                65-69                                       $8.40    $8.40
                70-74                                       $8.40    $8.40
                75-80                                       $8.40    $8.40

                                    TABLE 5

                       FACE AMOUNTS OF $250,000 OR MORE

       Maximum Deferred Administrative Charges Per $1,000 of Face Amount

   Attained Age at Date of Issuance
    or Effective Date of Requested         Standard
       Increase, As Appropriate     (Attained Age under 20) Smoker Nonsmoker
   -------------------------------- ----------------------- ------ ---------
                0-4                          $2.40
                5-9                          $3.60
                15-19                        $3.60
                20-24                                       $4.80    $3.60
                25-29                                       $4.80    $3.60
                30-34                                       $6.00    $3.60
                35-39                                       $6.00    $3.60
                40-44                                       $6.00    $4.80
                45-49                                       $6.00    $4.80
                50-54                                       $6.00    $6.00
                55-59                                       $6.00    $6.00
                60-64                                       $6.00    $6.00
                65-69                                       $6.00    $6.00
                70-74                                       $6.00    $6.00
                75-80                                       $6.00    $6.00

APPENDIX C

Initial Monthly Administrative Charges Per $1,000 of Face Amount

The following describes the Initial Monthly Administrative Charge Per $1,000 of
Face Amount that will apply under a Contract as well as under a VUL 1 Contract.

The Contract
The following tables include the Initial Monthly Administrative Charge for
$1,000 of Face Amount that will apply under a Contract. The specific charge applicable to a Contract at issuance can be determined from the following tables based upon the initial Face Amount, the Insured's Attained Age at
Contract issuance, and, except for Insureds with an Attained Age under 18, the
Insured's gender and whether the Insured is a tobacco user or not. For an
Insured with an Attained Age under 18, reference should be made to the column entitled "Standard" in each table, rather than to the columns entitled "Tobacco
User" or "Non-Tobacco User".

In general, the Initial Monthly Administrative Charge applicable to a Contract will be determined from Table 1. The lower maximum charges shown in Table 2 apply to a Contract with a Face Amount of $500,000 or more, but less than
$1,000,000. The lower maximum charges shown in Table 3 apply to a Contract with a Face Amount of $1,000,000 or more.

If the Face Amount is increased, an additional Initial Monthly Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

If a spouse rider providing life insurance benefits on the Insured's spouse is included in the original Contract or added subsequently, an additional Initial
Monthly Charge will be calculated for the spouse rider in an amount determined in the same manner as for the initial Face Amount, except that the spouse's
Attained Age and tobacco user or non-tobacco user status on the effective date of the rider will be used.

                                    TABLE 1

                        FACE AMOUNTS LESS THAN $500,000

       Initial Monthly Administrative Charges Per $1,000 of Face Amount

                             Standard
                           (Attained Age under 18) Tobacco User Non Tobacco User
                           ----------------------- ------------ ----------------
              Attained Age Male        Female      Male  Female Male    Female
              ------------    -----    ------      ----- ------  -----  ------
                 0-4       $0.04       $0.04
                 5-9       $0.04       $0.04
                 10-14     $0.04       $0.04
                 15-17     $0.04       $0.04
                 18-24                             $0.05 $0.05  $0.03   $0.03
                 25-29                             $0.05 $0.05  $0.03   $0.03
                 30-34                             $0.06 $0.06  $0.04   $0.03
                 35-39                             $0.07 $0.06  $0.05   $0.03
                 40-44                             $0.08 $0.07  $0.06   $0.04
                 45-49                             $0.09 $0.07  $0.07   $0.04
                 50-54                             $0.10 $0.08  $0.08   $0.05
                 55-59                             $0.10 $0.08  $0.08   $0.06
                 60-64                             $0.10 $0.08  $0.08   $0.06
                 65-69                             $0.10 $0.08  $0.08   $0.06
                 70-74                             $0.10 $0.08  $0.08   $0.06
                 75-79                             $0.10 $0.08  $0.08   $0.06
                 80-86                             $0.10 $0.08  $0.08   $0.06

                                    TABLE 2

            FACE AMOUNTS $500,000 OR MORE, BUT LESS THAN $1,000,000

       Initial Monthly Administrative Charges Per $1,000 of Face Amount

                             Standard
                           (Attained Age under 18) Tobacco User Non Tobacco User
                           ----------------------- ------------ ----------------
              Attained Age Male        Female      Male  Female Male    Female
              ------------    -----    ------      ----- ------  -----  ------
                 0-4       $0.01       $0.01
                 5-9       $0.01       $0.01
                 10-14     $0.01       $0.01
                 15-17     $0.01       $0.01
                 18-24                             $0.02 $0.02  $0.01   $0.01
                 25-29                             $0.02 $0.02  $0.01   $0.01
                 30-34                             $0.03 $0.03  $0.02   $0.01
                 35-39                             $0.04 $0.03  $0.02   $0.01
                 40-44                             $0.05 $0.04  $0.03   $0.02
                 45-49                             $0.06 $0.04  $0.04   $0.02
                 50-54                             $0.07 $0.05  $0.06   $0.03
                 55-59                             $0.08 $0.05  $0.07   $0.03
                 60-64                             $0.09 $0.05  $0.08   $0.03
                 65-69                             $0.09 $0.05  $0.08   $0.03
                 70-74                             $0.09 $0.05  $0.08   $0.03
                 75-79                             $0.09 $0.05  $0.08   $0.03
                 80-85                             $0.09 $0.05  $0.08   $0.03

                                    TABLE 3

                      FACE AMOUNTS OF $1,000,000 OR MORE

               Initial Monthly Charges Per $1,000 of Face Amount

                             Standard
                           (Attained Age under 18) Tobacco User Non Tobacco User
                           ----------------------- ------------ ----------------
              Attained Age Male        Female      Male  Female Male    Female
              ------------    -----    ------      ----- ------  -----  ------
                 0-4       $0.01       $0.01
                 5-9       $0.01       $0.01
                 10-14     $0.01       $0.01
                 15-17     $0.01       $0.01
                 18-24                             $0.01 $0.01  $0.01   $0.01
                 25-29                             $0.01 $0.01  $0.01   $0.01
                 30-34                             $0.02 $0.02  $0.01   $0.01
                 35-39                             $0.02 $0.02  $0.01   $0.01
                 40-44                             $0.03 $0.02  $0.02   $0.01
                 45-49                             $0.04 $0.02  $0.02   $0.01
                 50-54                             $0.05 $0.03  $0.03   $0.01
                 55-59                             $0.05 $0.03  $0.03   $0.01
                 60-64                             $0.05 $0.03  $0.03   $0.01
                 65-69                             $0.05 $0.03  $0.03   $0.01
                 70-74                             $0.05 $0.03  $0.03   $0.01
                 75-79                             $0.05 $0.03  $0.03   $0.01
                 80-85                             $0.05 $0.03  $0.03   $0.01

VUL 1 Contracts
The following tables include the Initial Monthly Administrative Charge for
$1,000 of Face Amount that apply under a VUL 1 contract. The specific charge applicable to a VUL 1 contract at issuance can be determined from the following tables based upon the initial Face Amount, the Insured's Attained Age at contract issuance, and, except for Insureds with an Attained Age under 20, whether the Insured is a smoker or nonsmoker. For an Insured with an Attained
Age under 20, reference should be made to the column entitled "Standard" in each table, rather than to the columns entitled "Smoker" or "Nonsmoker".

In general, the Initial Monthly Administrative Charge applicable to a VUL 1 contract is determined from Table 4. The lower charges shown in Table 5 apply to contracts with a Face Amount that equals or exceeds $250,000 at issuance.
Subsequent increases in Face Amount that result in a total Free Amount that equals or exceeds $250,000, will qualify for the lower charges shown in Table 5.

If the Face Amount is increased, an additional Initial Monthly Administrative
Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

If a spouse rider providing life insurance benefits on the Insured's spouse is included in the original contract or added subsequently, an additional Initial
Monthly Administrative Charge will be calculated for the spouse rider in an amount determined in the same manner as for the initial Face Amount, except that the spouse's Attained Age and smoker or nonsmoker status on the effective date of the rider will be used. For a spouse with an Attained Age under 20, reference should be made to the column entitled "Standard", rather than to the columns entitled "Smoker" or "Nonsmoker". Spouse riders do not qualify for the lower rates in Table 5.

                                    TABLE 4

                      FACE AMOUNTS OF LESS THAN $250,000

       Initial Monthly Administrative Charges Per $1,000 of Face Amount

   Attained Age at Date of Issuance
    or Effective Date of Requested         Standard
       Increase, As Appropriate     (Attained Age under 20) Smoker Nonsmoker
   -------------------------------- ----------------------- ------ ---------
                0-4                          $0.03
                5-9                          $0.03
                10-14                        $0.04
                15-19                        $0.04
                20-24                                       $0.05    $0.04
                25-29                                       $0.05    $0.04
                30-34                                       $0.06    $0.04
                35-39                                       $0.06    $0.04
                40-44                                       $0.06    $0.05
                45-49                                       $0.07    $0.05
                50-54                                       $0.07    $0.06
                55-59                                       $0.07    $0.06
                60-64                                       $0.07    $0.07
                65-69                                       $0.07    $0.07
                70-74                                       $0.07    $0.07
                75-80                                       $0.07    $0.07

                                    TABLE 5

                       FACE AMOUNTS OF $250,000 OR MORE

       Initial Monthly Administrative Charges Per $1,000 of Face Amount

   Attained Age at Date of Issuance
    or Effective Date of Requested         Standard
       Increase, As Appropriate     (Attained Age under 20) Smoker Nonsmoker
   -------------------------------- ----------------------- ------ ---------
                0-4                          $0.02
                5-9                          $0.03
                10-14                        $0.03
                15-19                        $0.03
                20-24                                       $0.04    $0.03
                25-29                                       $0.04    $0.03
                30-34                                       $0.05    $0.03
                35-39                                       $0.05    $0.03
                40-44                                       $0.05    $0.04
                45-49                                       $0.05    $0.04
                50-54                                       $0.05    $0.05
                55-59                                       $0.05    $0.05
                60-64                                       $0.05    $0.05
                65-69                                       $0.05    $0.05
                70-74                                       $0.05    $0.05
                75-80                                       $0.05    $0.05

The Statement of Additional Information, which is incorporated by reference into this Prospectus, contains additional information about the Contract and the Variable Account. Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports for variable products, which provide a discussion of the market conditions and investment strategies that significantly affected the recent performance of each of the
Portfolios. You may request a free copy of the Statement of Additional
Information, the annual report, or the semi-annual report, or you may make additional requests or inquiries by calling 1-800-THRIVENT (1-800-847-4836).
You also may review information about the Contract, the Variable Account, and the Fund at the Securities and Exchange Commission Web site (www.sec.gov) or at the Public Reference Room of the SEC in Washington, DC. You may get more information about the Public Reference Room by calling 1-202-942-8090. Copies of the information may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC
20549-0102 or by sending an e-mail to publicinfo@sec.gov.

1940 Act File No. 811-4602

                                                  LBVIP VARIABLE INSURANCE ACCOUNT

                                                Statement of Additional Information
                                                        Dated April 30, 2003

                                                                For

                                         Flexible Premium Variable Life Insurance Contract

                                                             Issued by
                                      LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY

                     Operations Center:                                 Corporate Office:
                     4321 North Ballard Road                            625 Fourth Avenue South
                     Appleton, WI 54919-0001                            Minneapolis, MN 55415-1665
                     Telephone:  800-THRIVENT                           Telephone:  800-THRIVENT
                     E-mail: mail@thrivent.com                          E-mail:  mail@thrivent.com

This Statement of Additional Information ("SAI") contains additional information about the flexible premium variable life insurance contract (the "Contract") previously offered by Lutheran Brotherhood Variable Insurance Products Company ("LBVIP"). This
SAI is not a prospectus and should be read together with the Prospectus for the Contract dated April 30, 2003. Terms used in this
SAI that are not otherwise defined herein have the same meanings given to them in the Prospectus that is incorporated by reference. A copy of the Prospectus may be obtained at no charge by writing LBVIP (attention:  Customer Interaction Center) at
4321 North Ballard Road, Appleton, WI 54919, or by calling (800) 847-4836.

                                                              TABLE OF CONTENTS

LBVIP AND THE VARIABLE ACCOUNT

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT
  Entire Contract
  Assignment of Ownership
  Successor Owners
  Rights we Reserve
  Basis of Computations
  Reports to Contract Owners
  Incontestability
  Statements in the Application
  Misstatement of Age or Gender
  Suicide Exclusion
  Accelerated Benefits Rider

PRINCIPAL UNDERWRITER

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

COMMENTS ON FINANCIAL STATEMENTS OF LBVIP

FINANCIAL STATEMENTS OF VARIABLE ACCOUNT

FINANCIAL STATEMENTS OF LBVIP

LBVIP AND THE VARIABLE ACCOUNT

LBVIP is a stock life insurance company organized on April 20, 1982 under the laws of the State of Minnesota.  We are an indirect subsidiary of Thrivent Financial for Lutherans ("Thrivent Financial"), a fraternal benefit society organized under Wisconsin law.

LBVIP Variable Insurance Account (the "Variable Account") is a separate account of ours, which was established on November 24,
1984.  The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the
Investment Company Act of 1940.  Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Entire Contract
Your entire insurance contract is comprised of:

o  the Contract including any attached riders, endorsements or amendments; and
o  the application attached to the Contract, including any applications for increase in Face Amount.

Assignment of Ownership
You may assign your Contract by sending a Written Notice, in good order, to our operations center any time before the death of the
Insured. You may assign the Contract as collateral security for a loan or other obligation. This may limit your rights to the cash
value and the Beneficiary's rights to the benefit.   Any Contract loan obtained before an assignment is recorded at our operations center has priority over the assignment. To assign your Contract as collateral for a loan, you must send a Written Notice to our operations center. We will give you a special form to make any assignment requests.  We must receive and approve any assignment request before it is effective.  Once we approve it, the assignment is effective on the date you designated on your Written
Notice, or the date we receive it in good order at our operations center if no date appears on the Written Notice.  We are not liable for any payment we make or action we take before we receive and approve an assignment.  We are not responsible for the validity or tax consequences of any transfer of ownership.

Before you consider assigning, selling, pledging or transferring your Contract, you should consider the tax implications. See
"Federal Tax Matters" in the Prospectus for more information.

The interest of any Beneficiary will be subject to any collateral assignment.  Any indebtedness and interest charged against your
Contract or any agreement for a reduction in benefits shall have priority over the interest of any Contract Owner, Beneficiary or collateral assignee under the Contract.

Successor Owners
If you are the owner of the Contract but you are not the Insured, you should name a successor owner who will become the owner if you die before the Insured. If you do not designate a successor owner, your estate will become the new owner upon your death.  You may designate or change a successor owner by submitting a Written Notice to our operations center.  We will give you a special form on which to make this request.  We must receive and approve any successor owner request before it is effective.  Once we approve it, the successor owner designation is effective on the date you designated on your Written Notice or the date we receive it, in good order, at our operations center if no date appears on the Written Notice.  We are not liable for any payment we make or action we take before we receive and approve the designation.  We are not responsible for the validity of any designation or change of a successor owner.

Reports to Contract Owners

At least once each Contract Year, we will send you a report concerning the status of your Contract. There is no charge for this report.

We will also send periodic reports with financial information on the portfolios, including information on the investments held in each portfolio as required by the SEC.

We will send confirmation notices during the year reflecting certain Contract transactions.

Upon request, we will send you an illustration of hypothetical values for the Contract.  We may charge a reasonable fee for each illustration requested.

Incontestability

We will not contest the validity of the Contract after it has been in effect, during the lifetime of the Insured, for two years from the Date of Issue. We will not contest the validity of an increase in Face Amount after it has been in effect, during the lifetime of the Insured, for two years from the date of increase. Any contest of the validity of the increase will be limited to statements made in the application for the increase. See the Contract for more details.

Misstatement of Age or Gender

The values of the Contract are based on the Insured's age and gender. If the date of birth or gender shown on the application is wrong, the Death Benefit and/or the Accumulated Value will be adjusted to the amount that would be provided by the most recent cost of insurance rates at the correct age or gender.

Suicide
If the Insured dies by suicide within two years (or such shorter period provided by applicable state law) from the Date of Issue, we will pay an amount equal to premiums paid, less any partial surrenders (and partial surrender charges) and Contract Debt. If the Insured commits suicide within two years after the effective date of any increase in Face Amount requiring evidence of insurability (or such shorter period required by applicable state law), the amount we will pay with respect to the increase will be only an amount equal to the Monthly Deductions previously made for the increase.

Accelerated Benefits Rider
Under certain circumstances, the Accelerated Benefits Rider allows a Contract Owner residing in a state that has approved such rider to receive benefits from the Contract that would be otherwise payable upon the death of the Insured. The benefit may vary state-by-state.

The Accelerated Benefits Rider allows you to elect an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist. The benefits paid under the Accelerated Benefits Rider are available when we have received Written Notice request and proof satisfactory (a certification by a doctor) that the Insured has a life expectancy of 12 months or less (or such shorter period provided by applicable state law), or has been confined in a nursing home due to a condition which usually requires continuous confinement, for at least 6 consecutive months and confinement is expected to continue for the lifetime of the Insured. The amount of the benefit will always be less than the Death Benefit, but will generally be greater than the Contracts' Accumulated Value.

We will determine the amount available as an accelerated benefit. All or part of the eligible amount may be accelerated under the
Accelerated Benefits Rider. The benefit payable for any person must be at least $10,000, or if smaller, that person's entire eligible amount. If the entire amount is paid, the Contract will terminate. If only a portion of the eligible amount is paid, the
Contract will remain in force. The amount of insurance, the Loan Amount and Accumulated Value of the Contract will be reduced by the same percentage as the percentage of the eligible amount received under the Accelerated Benefits Rider. The benefit will be paid in a lump sum, unless otherwise agreed to by us. You may instead elect to have the benefit paid in equal periodic payments over a fixed period, and the minimum periodic payment must be at least $500. If the Insured dies before all periodic payments have been made, we will pay the beneficiary the present value of the remaining payments, based on the same interest rate as that used to determine the periodic payments.  In Connecticut, periodic payments may be elected only if the Insured has a life expectancy of less than one year.

There is no charge for adding the benefit to the Contract. However, an administrative fee (not to exceed $150) will be charged at the time the benefit is paid. We agree that unless otherwise required by law, no benefit will be paid if the Contract Owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. In addition, receipt of payment of the Accelerated Benefits rider may affect eligibility for government sponsored benefits programs, including Medicaid. We can furnish details about the amount of the Accelerated Benefits Rider available to an eligible Contract Owner under a particular
Contract, and the adjusted premium payments that would be in effect if less than the entire amount eligible for payment is paid.
The tax treatment of benefits paid under the Accelerated Benefits Rider is currently uncertain. See "FEDERAL TAX MATTERS-Contract
Proceeds-Benefits Paid under the Accelerated Benefits Rider".

PRINCIPAL UNDERWRITER

Thrivent Investment Management Inc. ("Thrivent Investment Mgt."), a wholly-owned, indirect subsidiary of Thrivent Financial, serves as the principal underwriter of the Contract pursuant to a Principal Underwriting and Servicing Agreement to which Thrivent
Investment Mgt. and LBVIP, on behalf of itself and the separate account, are parties.  Prior to July 1, 2002, Thrivent Financial
Investor Services Inc. ("TFISI"),  another wholly-owned subsidiary of  Thrivent Financial, served as the principal underwriter of
the Contract.  The Contract is no longer sold.   LBVIP paid underwriting commissions for the last three fiscal years as shown below.  Of these amounts, of Thrivent Investment Mgt. and TFISI retained $0.

                   2000                        2001                        2002
                ----------                  ----------                   --------
                $2,318,677                  $1,582,454                   $993,264

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

The financial statements of LBVIP at December 31, 2002 and for the year then ended, appearing in this SAI and Registration
Statement have been audited by Ernst & Young LLP, independent auditors, whose address is 220 South Sixth Street, Suite 1400,
Minneapolis, Minnesota 55402, and at December 31, 2001 and for the two years in the period then ended, by PricewaterhouseCoopers
LLP, independent accountants, as set forth in their respective reports thereon appearing and incorporated by reference elsewhere herein, which are included in reliance upon such reports given on the authority of such firms as experts in accounting and auditing.

The financial statements of LBVIP Variable Insurance Account  at December 31, 2002 and for the year then ended, appearing in this
SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, and for the year ended December 31,
2001, by PricewaterhouseCoopers LLP, independent accountants, as set forth in their respective reports thereon appearing and incorporated by reference elsewhere herein, and are included in reliance upon such reports given on the authority of such firms as experts in accounting and auditing.

                                             COMMENTS ON FINANCIAL STATEMENTS OF LBVIP

The financial statements of LBVIP included in this Statement of Additional Information should be considered as bearing only upon the ability of LBVIP to meet its obligations under the Contracts.  The value of the interests of Contract Owners, Annuitants and
Beneficiaries under the Contracts are affected primarily by the investment experience of the Subaccounts of the Variable Account.
The financial statements of LBVIP should not be considered as bearing on the investment performance of the assets held in the
Variable Account.

                                              FINANCIAL STATEMENTS OF VARIABLE ACCOUNT

Set forth on the following pages are the audited financial statements of the Variable Account.

Report of Independent Auditors

The Board of Directors and Contractholders
Lutheran Brotherhood Variable Insurance Products Company

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of LBVIP Variable Insurance
Account (the Account) (comprising, respectively, the Opportunity Growth, Mid Cap Growth, World Growth, Growth, High Yield, Income,
and Money Market Subaccounts) as of December 31, 2002, and the related statements of operations and changes in net assets for the year then ended.  These financial statements are the responsibility of the Account's management.  Our responsibility is to express an opinion on these financial statements based on our audit.  The financial statements of the individual subaccounts of the
Account as of December 31, 2001 and for the year then ended were audited by other auditors whose report dated March 29, 2002 expressed an unqualified opinion as to their conformity with accounting principles generally accepted in the United States.

We conducted our audits in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the transfer agent.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the LBVIP Variable Insurance Account at December 31, 2002, and the results of their operations and changes in net assets for the year then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young, LLP
-------------------------------------
Ernst & Young, LLP
Minneapolis, Minnesota
March 28, 2003

                                                   Report of Independent Accountants

To the Board of Directors of Lutheran Brotherhood
Variable Insurance Products Company and
Contract Owners of LBVIP Variable Insurance Account

In our opinion, the statements of changes in net assets for the year ended December 31, 2001 (appearing in this Post-Effective
Amendment No. 30 to the registration statement on Form N-6) present fairly, in all material respects, the changes in net assets of the Opportunity Growth, Mid Cap Growth, World Growth, Growth, High Yield, Income, and Money Market Subaccounts of LBVIP Variable
Insurance Account for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United
States of America.  These financial statements are the responsibility of Lutheran Brotherhood Variable Insurance Product Company's
management; our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP
Minneapolis, Minnesota
March 29, 2002

                                              LBVIP VARIABLE INSURANCE ACCOUNT
                                           Statements of Assets and Liabilities

                                                      Opportunity            Mid Cap             World
                                                         Growth              Growth              Growth         Growth
As of December 31, 2002                                Subaccount          Subaccount          Subaccount     Subaccount
------------------------------------------------------------------------------------------------------------------------
Assets:
LB Series Fund, Inc. Investments at fair value
Series funds, at value                              $   8,082,257           8,680,708            9,197,983          83,541,575
                                                    --------------------------------------------------------------------------
     Total Assets                                       8,082,257           8,680,708            9,197,983          83,541,575

     Total Liabilities                                          -                   -                    -                   -
                                                    --------------------------------------------------------------------------
Net Assets                                          $   8,082,257       $   8,680,708        $   9,197,983       $  83,541,575
                                                    ==========================================================================
Net Assets Applicable to Contract Holders:
Contracts in accumulation period                    $   8,082,257       $   8,680,708        $   9,197,983       $  83,541,575
                                                    --------------------------------------------------------------------------
     Net Assets                                     $   8,082,257       $   8,680,708        $   9,197,983       $  83,541,575
                                                    ==========================================================================

Accumulation units outstanding                          1,077,427             795,830              986,451           2,132,066
Unit Value                                                  $7.50              $10.91                $9.32              $39.18

Series funds, at cost                               $  13,048,387      $   12,794,073        $  13,164,572       $ 144,556,280
Series funds shares owned                               1,163,182             901,882            1,117,359           7,865,476

                                                          High                                    Money
                                                         Yield               Income              Market
As of December 31, 2002                                Subaccount          Subaccount          Subaccount
---------------------------------------------------------------------------------------------------------
Assets:
LB Series Fund, Inc. Investments at fair value
Series funds, at value                              $  23,075,912      $   22,372,087        $   6,100,043
                                                    ------------------------------------------------------
     Total Assets                                      23,075,912          22,372,087            6,100,043

     Total Liabilities                                          -                   -                    -
                                                    ------------------------------------------------------
Net Assets                                          $  23,075,912      $   22,372,087        $   6,100,043
                                                    ======================================================
Net Assets Applicable to Contract Holders:
Contracts in accumulation period                    $  23,075,912      $   22,372,087        $   6,100,043
                                                    ------------------------------------------------------
     Net Assets                                     $  23,075,912      $   22,372,087        $   6,100,043
                                                    ======================================================

Accumulation units outstanding                            991,215             748,620            2,917,471
Unit Value                                                 $23.28              $29.88                $2.09

Series funds, at cost                               $  44,327,640      $   22,297,875        $   6,100,043
Series funds shares owned                               5,247,626           2,276,084            6,100,043

The accompanying notes are an integral part of these financial statements.

                                                    LBVIP VARIABLE INSURANCE ACCOUNT
                                                       Statements of Operations

                                                       Opportunity             Mid Cap             World
                                                         Growth                 Growth             Growth                 Growth
For the year ended December 31, 2002                   Subaccount             Subaccount         Subaccount             Subaccount
-----------------------------------------------------------------------------------------------------------------------------------
Dividend income                                        $      23,993       $       13,406         $    49,809         $     592,937
Mortality and expense risk charges                           (57,676)             (58,182)            (60,879)             (607,489)
                                                       ----------------------------------------------------------------------------
     Net Investment Income/(Loss)                            (33,683)             (44,776)            (11,070)              (14,552)

Net Realized and Unrealized Gain/(Loss)
  on Investments
Net realized gain/(loss) on investments                     (358,724)            (323,566)           (303,928)           (4,866,163)
Change in unrealized appreciation/(depreciation)
  of investments                                          (3,438,816)          (2,698,615)         (1,699,100)          (33,125,934)
                                                       ----------------------------------------------------------------------------
     Net gain/(Loss) on Investments                       (3,797,540)          (3,022,181)         (2,003,028)          (37,992,097)
                                                       ----------------------------------------------------------------------------
Net Change in Net Assets Resulting from Operations     $  (3,831,223)      $   (3,066,957)        $(2,014,098)        $ (38,006,649)
                                                       ============================================================================

                                                          High                                     Money
                                                          Yield                 Income             Market
For the year ended December 31, 2002                   Subaccount             Subaccount         Subaccount
-------------------------------------------------------------------------------------------------------------
Dividend income                                        $   2,906,628       $    1,141,662         $    82,936
Mortality and expense risk charges                          (149,960)            (129,876)            (33,572)
                                                       ------------------------------------------------------
     Net Investment Income/(Loss)                          2,756,668            1,011,786              49,364

Net Realized and Unrealized Gain/(Loss)
  on Investments
Net realized gain/(loss) on investments                   (2,289,218)             (14,646)                  -
Change in unrealized appreciation/(depreciation)
  of investments                                          (2,937,722)              87,915                   -
                                                       ------------------------------------------------------
     Net gain/(Loss) on Investments                       (5,226,940)              73,269                   -
                                                       ------------------------------------------------------
Net Change in Net Assets Resulting from Operations     $  (2,470,272)      $    1,085,055         $    49,364
                                                       ======================================================

The accompanying notes are an integral part of these financial statements.

                                                 LBVIP VARIABLE INSURANCE ACCOUNT
                                               Statements of Changes in Net Assets

                                                Opportunity Growth                Mid Cap Growth               World Growth
                                                    Subaccount                      Subaccount                  Subaccount
For the years ended                         12/31/2002       12/31/01       12/31/2002       12/31/01     12/31/2002     12/31/01
--------------------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)              $    (33,683)   $    (33,590)    $    (44,776)  $   (17,292)  $    (11,070)  $   (26,113)
Net realized gain/(loss) from
  investment transactions                     (358,724)        589,924         (323,566)      658,703       (303,928)      887,360
Change in unrealized appreciation/
  (depreciation) of investments             (3,438,816)     (3,208,793)      (2,698,615)   (3,129,174)    (1,699,100)   (3,850,406)
                                        ------------------------------------------------------------------------------------------
     Net Change in Net Assets Resulting
       from Operations                      (3,831,223)     (2,652,459)      (3,066,957)   (2,487,763)    (2,014,098)   (2,989,159)

Unit Transactions
Proceeds from units issued                   1,508,993       1,804,267        1,520,616     1,706,546      1,603,132     1,839,238
Net asset value of units redeemed           (1,216,651)     (1,273,951)      (1,230,072)   (1,039,695)    (1,317,896)   (1,210,943)
Annuity benefit payments
Transfers between subaccounts including
  fixed account                               (284,457)       (292,498)         353,512     1,033,927       (124,958)     (198,545)
                                        ------------------------------------------------------------------------------------------
     Net Change in Net Assets from Unit
       Transactions                              7,885         237,818          644,056     1,700,778        160,278       429,750
                                        ------------------------------------------------------------------------------------------
Net Change in Net Assets                    (3,823,338)     (2,414,641)      (2,422,901)     (786,985)    (1,853,820)   (2,559,409)

Net Assets Beginning of Period              11,905,595      14,320,236       11,103,609    11,890,594     11,051,803    13,611,212
                                        ------------------------------------------------------------------------------------------
Net Assets End of Period                  $  8,082,257    $ 11,905,595     $  8,680,708   $11,103,609   $  9,197,983   $11,051,803
                                        ===========================================================================================

                                                         Growth                       High Yield
                                                       Subaccount                     Subaccount
For the years ended                          12/31/2002       12/31/01        12/31/2002     12/31/01
----------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                  $    (14,552)   $   (519,392)    $  2,756,668   $3,564,686
Net realized gain/(loss) from
  investment transactions                       (4,866,163)     30,554,826       (2,289,218)   (1,421,458)
Change in unrealized appreciation/
  (depreciation) of investment                 (33,125,934)    (62,018,105)      (2,937,722)   (3,368,751)
                                           ---------------------------------------------------------------
     Net Change in Net Assets Resulting
       from Operations                         (38,006,649)    (31,982,671)      (2,470,272)   (1,225,523)

Unit Transactions
Proceeds from units issued                       9,237,805      11,090,962        2,639,508     3,171,237
Net asset value of units redeemed              (11,647,186)    (12,579,858)      (3,226,317)   (3,081,283)
Annuity benefit payments
Transfers between subaccounts including
  fixed account                                 (3,171,020)     (2,418,184)      (1,101,417)   (1,268,042)
                                           ---------------------------------------------------------------
     Net Change in Net Assets from
       Unit Transactions                        (5,580,401)     (3,907,080)      (1,688,226)   (1,178,088)
                                           ---------------------------------------------------------------
Net Change in Net Assets                       (43,587,050)    (35,889,751)      (4,158,498)   (2,403,611)

Net Assets Beginning of Period                 127,128,625     163,018,376       27,234,410    29,638,021
                                           ---------------------------------------------------------------
Net Assets End of Period                      $ 83,541,575    $127,128,625     $ 23,075,912   $27,234,410
                                           ===============================================================

                                                       Income                         Money Market
                                                      Subaccount                       Subaccount
For the years ended                          12/31/2002       12/31/01          12/31/2002     12/31/01
------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                  $  1,011,786    $  1,134,395     $     49,364   $   143,967
Net realized gain/(loss) from
  investment transactions                          (14,646)          8,927                -             -
Change in unrealized appreciation/
  (depreciation) of investments                     87,915         166,391                -             -
                                           -----------------------------------------------------------------
     Net Change in Net Assets Resulting
       from Operations                           1,085,055       1,309,713           49,364       143,967

Unit Transactions
Proceeds from units issued                       1,744,942       1,696,009          759,971     1,005,819
Net asset value of units redeemed               (2,801,349)     (2,169,934)      (1,525,754)     (833,282)
Annuity benefit payments
Transfers between subaccounts
  including fixed account                        1,419,693         588,960        1,738,521       671,435
                                           -----------------------------------------------------------------
     Net Change in Net Assets from
       Unit Transactions                           363,286         115,035          972,738       843,972
                                           -----------------------------------------------------------------
Net Change in Net Assets                         1,448,341       1,424,748        1,022,102       987,939

Net Assets Beginning of Period                  20,923,746      19,498,998       5,077,941      4,090,002
                                           -----------------------------------------------------------------
Net Assets End of Period                      $ 22,372,087    $ 20,923,746     $  6,100,043   $ 5,077,941
                                           =================================================================

The accompanying notes are an integral part of these financial statements.

LBVIP Variable Insurance Account
Notes to Financial Statements
December 31, 2002

(1) ORGANIZATION

The LBVIP Variable Insurance Account (the Variable Account), is registered as a unit investment trust under the Investment
Company Act of 1940, and is a separate account of Lutheran Brotherhood Variable Insurance Products Company (LBVIP).
LBVIP offers financial services to Lutherans and through its parent , Thrivent Financial Holdings, Inc., a wholly owned subsidiary of Thrivent Financial for Lutherans (Thrivent Financial), a fraternal benefit society.  Thrivent Financial was created through the merger of Lutheran Brotherhood with and into Aid Association for Lutherans on January 1, 2002.  The Variable
Account contains seven subaccounts each of which invests in a corresponding portfolio of the LB Series Fund, Inc. (the Fund) as follows:

Subaccount                                     Series
---------                                      ------
Opportunity Growth                             LB Series Fund, Inc. - Opportunity Growth Portfolio
Mid Cap Growth                                 LB Series Fund, Inc. - Mid Growth Portfolio
World Growth                                   LB Series Fund, Inc. - World Growth Portfolio
Growth                                         LB Series Fund, Inc. - Growth Portfolio
High Yield                                     LB Series Fund, Inc. - High Yield Portfolio
Income                                         LB Series Fund, Inc. - Income Portfolio
Money Market                                   LB Series Fund, Inc. - Money Market Portfolio

The Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company.

The Variable Account is used to fund flexible premium variable life ("Variable Universal Life") insurance contracts issued by LBVIP.
Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of LBVIP .  The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by LBVIP.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investments

The investments in shares of the Funds are stated at fair value which is the closing net asset value per share as determined by the
Fund. The cost of shares sold and redeemed is determined on the average cost method.  Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

LBVIP is taxed as a life insurance company and includes its flexible premium variable life insurance operations in its tax return.  LBVIP anticipates no tax liability resulting from operations of the Variable Account.  Consequently, no provision for income taxes has been charged against the Variable Account.  LBVIP reserves the right to charge for taxes in the future.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

(3) EXPENSE CHARGES

Proceeds received by the Variable Account from units issued represent gross contract premiums received by LBVIP less deductions for sales distribution expenses of 3% and premium taxes of 2% of the gross contract premium.

A monthly charge is deducted from the cash value of the contract by LBVIP for the cost of insurance, insurance administration of the contract and the cost of any optional benefits added by riders.  This charge is deducted by redeeming units of the subaccounts of the Variable Account.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate LBVIP for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 0.6% of the average daily net assets of the Variable Account.

A charge is deducted from the cash value of the contract to compensate LBVIP for certain selling and administrative expenses if:
(1) within the first fifteen years a contract is in force, it is surrendered or lapses, or (2) a contract owner requests a decrease in the face amount either within the first fifteen years a contract is in force, or within fifteen years after a requested increase in face amount.  The charge remains at a level amount during the first five years of the applicable fifteen year period, and then is reduced on a monthly basis by equal amounts until the decrease charge is zero after fifteen years.  This charge is deducted by redeeming units of the subaccounts of the Variable Account.

Additionally, during the year ended December 31, 2002, management fees were paid indirectly to Thrivent Financial in its capacity as adviser to the Fund.  The Fund's advisory agreement provides for fees as a percent of the average net assets for each subaccount, as follows:
                                                  % of Average                                             % of Average
Subaccount                                         Net Assets                      Subaccount               Net Assets
--------------------------------------------------------------                     ------------------------------------
Opportunity Growth                                     0.40%                       High Yield                   0.40%
Mid Cap Growth                                         0.40%                       Income                       0.40%
World Growth                                           0.85%                       Money Market                 0.40%
Growth                                                 0.40%

(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

                                                               Subaccounts
                            Opportunity      Mid Cap      World                        High                         Money
                              Growth         Growth       Growth      Growth          Yield         Income         Market
----------------------------------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2000          1,055,000       638,871      940,386     2,326,880      1,106,863       731,741      2,039,514
    Units issued               270,200       264,300      244,566       328,957        195,786       160,024      2,055,755
    Units redeemed            (248,845)     (155,294)    (212,172)     (398,218)      (240,394)     (155,793)    (1,644,941)
                            -----------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2001          1,076,355       747,877      972,780     2,257,619      1,062,255       735,972      2,450,328
    Units issued               267,467       266,239      255,129       357,638        184,612       187,140      1,890,621
    Units redeemed            (266,396)     (218,286)    (241,458)     (483,191)      (255,653)     (174,492)    (1,423,478)
                            -----------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2002          1,077,426       795,830      986,451     2,132,066        991,214       748,620      2,917,471
                            ==============================================================================================

(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the LB Series Fund, Inc. were as follows:

                                                                 Subaccounts
                           Opportunity        Mid Cap        World                        High                         Money
                              Growth          Growth         Growth         Growth       Yield         Income          Market
------------------------------------------------------------------------------------------------------------------------------
For the year ended
  December 31, 2001
    Purchases                $1,921,000     $2,995,001     $2,258,074     $36,311,053   $4,870,105    $2,881,755     $2,993,728
    Sales                       998,483        579,916        807,194       9,080,150    2,453,330     1,620,576      2,004,045

For the year ended
  December 31, 2002
    Purchases                  $867,011     $1,565,031     $1,004,304      $3,794,358   $3,785,128    $3,114,021     $2,620,686
    Sales                       889,677        914,878        885,045       9,399,062    2,715,952     1,744,151      1,598,433

(6) UNIT VALUES

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the two years in the period ended December 31, 2002, follows:

Subaccount                             2002          2001           Subaccount                              2002         2001
---------------------------------------------------------------------------------------------------------------------------------------------------
Opportunity Growth                                                  High Yield
Units                                1,077,427     1,076,355        Units                                  991,215    1,062,255
Unit value                               $7.50        $11.06        Unit value                              $23.28       $25.64
Net assets (in $millions)                 $8.1         $11.9        Net assets (in $millions)                $23.1        $27.2
Ratio of expenses to net assets (a)       0.60%         0.60%       Ratio of expenses to net assets (a)       0.60%        0.60%
Investment income ratio                   0.26%         0.32%       Investment income ratio                  12.37%       12.99%
Total Return                            (32.19)%      (18.51)%      Total Return                             (9.19)%      (4.18)%

Mid Cap Growth                                                      Income
Units                                  795,830       747,877        Units                                  748,620      735,972
Unit value                              $10.91        $14.85        Unit value                              $29.88       $28.43
Net assets (in $millions)                 $8.7         $11.1        Net assets (in $millions)                $22.4        $20.9
Ratio of expenses to net assets (a)       0.60%         0.60%       Ratio of expenses to net assets (a)       0.60%        0.60%
Investment income ratio                   0.15%         0.43%       Investment income ratio                   5.73%        6.13%
Total Return                            (26.53)%      (20.23)%      Total Return                              5.11%        6.73%

World Growth                                                        Money Market
Units                                  986,451       972,780        Units                                2,917,471    2,450,328
Unit value                               $9.32        $11.36        Unit value                               $2.09        $2.07
Net assets (in $millions)                 $9.2         $11.1        Net assets (in $millions)                 $6.1         $5.1
Ratio of expenses to net assets (a)       0.60%        0.60%        Ratio of expenses to net assets (a)       0.60%        0.60%
Investment income ratio                   0.52%        0.38%        Investment income ratio                   1.64%        3.79%
Total Return                            (17.93)%      (21.51)%      Total Return                              0.90%        3.38%

Growth
Units                                2,132,066     2,257,619
Unit value                              $39.18        $56.31
Net assets (in $millions)                $83.5        $127.1
Ratio of expenses to net assets (a)       0.60%         0.60%
Investment income ratio                   0.61%         0.23%
Total Return                            (30.42)%      (19.62)%

(a) For the year ending December 31, excluding the effect of the expenses of the underlying fund portfolios and charges made directly to contract holder accounts through the redemption.

                                                   FINANCIAL STATEMENTS OF LBVIP

Set forth on the following pages are the audited financial statements of LBVIP.

                                       Lutheran Brotherhood Variable Insurance Products Company

                                                         Financial Statements

                                             Years Ended December 31, 2002, 2001 and 2000

ERNST & YOUNG (logo)                                                               Ernst & Young, LLP
                                                                                   220 South Sixth Street, Ste. 1400
                                                                                   Minneapolis, MN  55402-4509
                                                                                   Phone:  (612) 343-1000
                                                                                   www.ey.com

                                                   Report of Independent Auditors

The Board of Directors and Stockholder of
Lutheran Brotherhood Variable Insurance Products Company

We have audited the accompanying balance sheet of Lutheran Brotherhood Variable Insurance Products Company (LBVIP) as of December
31, 2002, and the related statements of operations, changes in stockholder's equity and cash flows for the year then ended.  These financial statements are the responsibility of LBVIP's management.  Our responsibility is to express an opinion on these financial statements based on our audit.  The balance sheet as of December 31, 2001 and the related statements of operations, changes in stockholder's equity and cash flows for the two years in the period ended December 31, 2001, were audited by other auditors whose report dated March 1, 2002, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2002 financial statements referred to above present fairly, in all material respects, the financial position of LBVIP at December 31, 2002, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.

January 29, 2003

/s/ Ernst & Young, LLP
-----------------------------------
Ernst & Young, LLP

                                                         Report of Independent Accountants

To the Board of Directors and Stockholder of
Lutheran Brotherhood Variable Insurance Products Company:

In our opinion, the balance sheet as of December 31, 2001 and the related statements of operations, of stockholder's equity and of cash flows for each of the two years in the period ended December 31, 2001 (appearing in this Post-Effective Amendment No. 30 to the registration statement on Form N-6) present fairly, in all material respects, the financial position, results of operations and cash flows of Lutheran Brotherhood Variable Insurance Products Company (the "Company") at December 31, 2001 and for each of the two years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United
States of America.  These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers, LLP
-----------------------------------------------------
PricewaterhouseCoopers LLP
Minneapolis, Minnesota
March 1, 2002

                                       Lutheran Brotherhood Variable Insurance Products Company

                                                            Balance Sheets

                                                                                                     December 31
                                                                                             2002                  2001
                                                                                      --------------------  --------------------
                                                                                                   (In Thousands)

Assets
  Investments:
      Fixed maturity securities available for sale, at fair value                               $ 772,745             $ 462,466
      Contract loans                                                                               14,356                15,146
      Amounts due from broker                                                                     14,668                    21
      Total investments                                                                           801,769               477,633

  Cash and cash equivalents                                                                        48,736                26,630
  Accrued investment income                                                                         6,456                 4,855
  Deferred acquisition costs                                                                      110,742               146,135
  Other assets                                                                                     15,630                   633
  Separate account assets                                                                       2,566,420             3,781,789
                                                                                      --------------------  --------------------
Total Assets                                                                                  $ 3,549,753           $ 4,437,675
                                                                                      ====================  ====================

Liabilities and Stockholder's Equity
  Contract liabilities and accruals:
      Future contract benefits                                                                  $ 180,631             $ 154,357
      Unpaid claims and claim expenses                                                              9,407                13,440
                                                                                      --------------------  --------------------
      Total contract liabilities and accruals                                                     190,038               167,797

  Contractholder funds                                                                            504,888               273,964
  Amounts due to brokers                                                                           54,882
                                                                                                                              -
  Other liabilities                                                                                47,491                32,237
  Liabilities related to separate accounts                                                      2,562,997             3,771,637
                                                                                      --------------------  --------------------
Total Liabilities                                                                               3,360,296             4,245,635

Stockholder's Equity
  Common stock, par value $2.50 per share;
      2,000,000 shares issued and outstanding                                                       5,000                 5,000
  Additional paid-in capital                                                                       90,800                90,800
  Retained earnings                                                                                84,548                90,844
  Accumulated other comprehensive income                                                            9,109                 5,396
                                                                                      --------------------  --------------------
Total Stockholder's Equity                                                                        189,457               192,040
                                                                                      --------------------  --------------------
Total Liabilities and Stockholder's Equity                                                    $ 3,549,753           $ 4,437,675
                                                                                      ====================  ====================

See accompanying notes.

                                       Lutheran Brotherhood Variable Insurance Products Company

                                                       Statements of Operations

                                                                                    Years Ended December 31
                                                                       2002                  2001                  2000
                                                                --------------------  --------------------  --------------------
                                                                                        (In Thousands)

Revenue
      Considerations and premiums                                         $  31,556             $  39,485             $  30,077
      Contract charges                                                       47,639                58,415                69,680
      Net investment income                                                  32,763                28,864                25,224
      Net realized investment gains (losses)                                  6,264                  (11)                  (55)
                                                                --------------------  --------------------  --------------------
Total revenue                                                               118,222               126,753               124,926

Benefits and expenses
      Contract claims and other benefits                                     31,317                20,165                16,343
      Increase in contract reserves                                          25,131                33,133                25,615
      Interest credited                                                      18,622                15,377                12,105
                                                                --------------------  --------------------  --------------------
      Total benefits                                                         75,070                68,675                54,063

      Underwriting, acquisition and insurance
        expenses                                                             19,296                24,180                22,853
      Amortization of deferred acquisition costs                             35,844                36,970                16,452
                                                                --------------------  --------------------  --------------------
      Total expenses                                                         55,140                61,150                39,305
                                                                --------------------  --------------------  --------------------
Total benefits and expenses                                                 130,210               129,825                93,368
                                                                --------------------  --------------------  --------------------

Income (loss) before income taxes                                          (11,988)               (3,072)                31,558

Income taxes (benefit)                                                      (5,692)               (2,425)                 9,561
                                                                --------------------  --------------------  --------------------

Net income (loss)                                                        $  (6,296)             $   (647)             $  21,997
                                                                ====================  ====================  ====================

See accompanying notes.

                                       Lutheran Brotherhood Variable Insurance Products Company

                                             Statements of Changes in Stockholder's Equity

                                                                                               Accumulated
                                                          Additional                              other                 Total
                                           Common          paid-in          Retained           comprehensive        stockholder's
                                            stock          capital          earnings          income (loss)            equity
                                        --------------  ---------------   -------------   ----------------------  ------------------

                                                                              (in Thousands)

Balance at January 1, 2000                     $5,000         $100,800         $69,494              $   (5,331)           $ 169,963
Comprehensive income
  Net income                                        -                -          21,997                       -               21,997
  Change in unrealized gains/losses
    on securities available for sale                -                -               -                    7,583               7,583
                                                                                                                  ------------------
Total comprehensive income                                                                                                   29,580
                                        --------------  ---------------   -------------   ----------------------  ------------------

Balance at December 31, 2000                    5,000          100,800          91,491                    2,252             199,543
Comprehensive income
  Net loss                                          -                -           (647)                        -               (647)
  Change in unrealized gains/losses
    on securities available for sale                -                -              -                     3,144               3,144
                                                                                                                  ------------------
Total comprehensive income                                                                                                    2,497
                                                                                                                  ------------------
Return of capital                                   -          (10,000)             -                         -             (10,000)
                                        --------------  ---------------   -------------   ----------------------  ------------------

Balance at December 31, 2001                    5,000           90,800          90,844                    5,396             192,040
Comprehensive income
  Net loss                                          -                -          (6,296)                       -              (6,296)
  Change in unrealized gains/losses
    on securities available for sale                -                -               -                    3,713               3,713
                                                                                                                  ------------------
Total comprehensive income (loss)                                                                                            (2,583)
                                        --------------  ---------------   -------------   ----------------------  ------------------
Balance at December 31, 2002                   $5,000          $90,800         $84,548                $   9,109           $ 189,457
                                        ==============  ===============   =============   ======================  ==================

See accompanying notes.

                                       Lutheran Brotherhood Variable Insurance Products Company

                                                       Statements of Cash Flows

                                                                                            Years Ended December 31
                                                                                    2002              2001             2000
                                                                               ----------------  ---------------  ----------------
                                                                                                 (In Thousands)

Operating Activities:
     Net Income (loss)                                                               $ (6,296)         $  (647)           $21,997
     Adjustments to reconcile net income to net cash
       provided by operating activities:
          Increase in future contract benefits                                          26,274           32,334            23,370
          Increase in contractholder funds                                             214,574           59,606            42,221
          Increase (decrease) in deferred acquisition costs                             25,680           23,502           (6,052)
          Realized (gains) losses on investments                                       (6,264)               11                55
          Changes in other assets and liabilities                                      (6,886)          (7,739)            18,668
                                                                               ----------------  ---------------  ----------------
     Net cash provided by operating activities                                         247,082          107,067           100,259

Investing Activities:
     Proceeds from investments sold, matured or repaid:
          Fixed maturity securities available for sale                                 328,176           85,168            15,140
     Cost of investments acquired:
          Fixed maturity securities available for sale                               (575,170)        (172,200)          (70,570)
     Contract loans, net                                                                   790          (1,226)           (3,124)
     Investment in separate accounts, net                                               4,878          (10,000)
                                                                                                                               -
     Net cash used in investing activities                                           (241,326)         (98,258)          (58,554)

Financing Activities:
     Universal life and investment contract receipts                                    62,548            9,968            10,441
     Universal life and investment contract withdrawals                               (46,198)         (21,337)          (19,072)
     Return of capital                                                                                 (10,000)
                                                                                             -
                                                                               ----------------  ---------------  ----------------
     Net cash provided by (used in) financing activities                                16,350         (21,369)           (8,631)
                                                                               ----------------  ---------------  ----------------
Net increase (decrease) in cash and cash equivalents                                    22,106         (12,560)            33,074
Cash and cash equivalents, beginning of year                                            26,630           39,190             6,116
                                                                               ----------------  ---------------  ----------------
Cash and cash equivalents, end of year                                                $ 48,736          $26,630           $39,190
                                                                               ================  ===============  ================

See accompanying notes.

                                       Lutheran Brotherhood Variable Insurance Products Company

                                                    Notes to Financial Statements

                                                          December 31, 2002

Note 1.  Nature of Operations and Significant Accounting Policies

Nature of Operations
Lutheran Brotherhood Variable Insurance Products Company (the Company) offers primarily individual variable life and annuity products to Lutherans.  Prior to January 1, 2002, the Company, through its parent, Lutheran Brotherhood Financial Corporation (LBFC or Parent), was a wholly owned subsidiary of Lutheran Brotherhood, a fraternal benefit organization.  Effective January 1, 2002,
Lutheran Brotherhood merged with and into Aid Association for Lutherans (AAL), a Wisconsin-domiciled fraternal benefit society, pursuant to an agreement and plan of merger dated June 27, 2001.  During 2002, AAL changed its name to Thrivent Financial for
Lutherans (Thrivent Financial).  The Company is now a wholly owned subsidiary of Thrivent Financial Holdings, Inc.(Holdings), a wholly owned subsidiary of Thrivent Financial.

Basis of Presentation
The accompanying financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP").

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

The significant accounting practices used in preparation of the financial statements are summarized as follows:

Investments
Investments in fixed maturities classified as available for sale are carried at fair value.  Securities classified in the available for sale category consist of those securities which the Company intends to hold for an indefinite period of time but not necessarily to maturity.  Unrealized gains and losses on securities classified as available for sale are carried net of deferred acquisition costs (DAC) and deferred taxes as a component of accumulated other comprehensive income.  When there is a decline in a security's value, which is other than temporary, the security is written down to fair value through a charge to current year earnings as a realized investment loss.

The cost of fixed maturity investments is adjusted for amortization of premiums and accretion of discounts calculated using the effective interest method.  Such amortization or accretion is included in net investment income.

Contract loans are generally valued at the aggregate unpaid balances.

Realized investment gains and losses on the sale of investments are recognized in the Statements of Income on the specific identification basis.

Cash and Cash Equivalents
Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs
Costs which vary with and are primarily attributable to the production of new and renewal business have been deferred to the extent such costs are deemed recoverable from future profits.  Such costs include commissions, selling, selection and contract issue expenses.  For universal life-type and investment-type contracts, these costs are amortized in proportion to estimated margins from investment, mortality and other factors under the contracts.

Contract Liabilities and Accruals
Liabilities for future contract benefits on limited-payment contracts are determined using appropriate assumptions for investment yields, mortality and expenses, including a provision for the risk of adverse deviation.

Contractholder Funds
Reserves for future contract benefits for universal life-type and investment-type contracts consist of contract account balances before applicable surrender charges.

Separate Accounts
Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered for variable annuity, and variable universal life contracts, and for which the contractholder, rather than the Company, bears the investment risk.  Fees charged on separate account contractholder deposits are included in contract charges.  Separate account assets, which are stated at fair value based on quoted market prices, and separate account liabilities are shown separately in the
Balance Sheets.  Operating results of the separate accounts are not included in the Statements of Operations.

Considerations and Premiums and Contract Charges
Limited-payment contracts subject the Company to contractholder mortality risks over a period that extends beyond the premium paying period.  Certain annuities and supplementary contracts with life contingencies are considered limited-payment contracts.
Considerations are recognized as revenue when received.

Revenues for universal life-type and investment-type contracts consist of fees for mortality and expense risk and policy charges for the cost of insurance, policy administration and surrender charges assessed during the period.  Expenses include interest credited to contract account balances and benefits incurred in excess of contract account balances.

Income Taxes
The Company is included in the  consolidated  federal  income tax return of Holdings and its wholly owned  subsidiaries.  Consolidated federal income tax liabilities or credits,  including  utilization of loss  carryforwards,  are allocated among the affiliated members on a separate  company basis in accordance  with a tax-sharing  agreement  with  Holdings.  Deferred  income taxes reflect the net tax effects of temporary  differences  between the carrying  amounts of assets and  liabilities for financial  reporting  purposes and the amounts used for income tax purposes.

Reclassifications
Certain 2001 and 2000 amounts have been reclassified to conform to their 2002 presentation.

Note 2.  Investments

The Company's investments in fixed income securities are summarized as follows:

                                                                         Gross               Gross                Estimated
                                                     Amortized         Unrealized           Unrealized              Fair
                                                       Cost              Gains               Losses                 Value
                                                 ----------------- ------------------  -------------------   --------------------
                                                                                 (In Thousands)
Available for sale securities at
  December 31, 2002:
    Fixed maturity securities:
      Loan-backed obligations of U.S.
        Government corporations
        and agencies                                    $ 256,360            $ 5,968                $   -              $ 262,328
       U.S. Treasury securities and non-
         loan-backed obligations of U.S.
         Government corporations and
         agencies                                         198,274             11,870                    -                210,144
      Corporate and other bonds                           248,329              9,853                (937)                257,245
      Mortgage & asset-backed securities                   42,327                701                    -                 43,028
                                                 ----------------- ------------------  -------------------   --------------------
Total                                                   $ 745,290            $28,392              $ (937)              $ 772,745
                                                 ================= ==================  ===================   ====================

                                                                         Gross               Gross                Estimated
                                                     Amortized         Unrealized           Unrealized              Fair
                                                       Cost              Gains               Losses                 Value
                                                 ----------------- ------------------  -------------------   --------------------
                                                                                 (In Thousands)
Available for sale securities at
  December 31, 2001:
    Fixed maturity securities:
      Loan-backed obligations of U.S.
        Government corporations
        and agencies                                    $ 186,442            $ 3,539              $ (435)              $ 189,546
       U.S. Treasury securities and non-
         loan-backed obligations of U.S.
         Government corporations and
         agencies                                         150,047              5,266                (817)                154,496
      Corporate and  other bonds                          116,605              2,892              (1,073)                118,424
                                                 ----------------- ------------------  -------------------   --------------------
Total                                                   $ 453,094            $11,697            $ (2,325)              $ 462,466
                                                 ================= ==================  ===================   ====================

The amortized cost and estimated fair value of fixed maturity securities at December 31, 2002, by contractual maturity, are shown below.  Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                            Amortized            Fair
                                                               Cost             Value
                                                         ----------------- -----------------
                                                                   (in Thousands)

Due in one year or less                                           $ 2,999           $ 3,073
Due after one year through five years                             190,119           197,329
Due after five years through ten years                            189,629           198,873
Due after ten years                                                63,856            68,114
                                                         ----------------- -----------------
Total fixed maturity securities
  excluding mortgage and
  asset-backed bonds                                              446,603           467,389
Loan-backed obligations of U.S.
  Government corporations and
  agencies                                                        256,360           262,328
Mortgage and asset-backed securities                               42,327            43,028
                                                         ----------------- -----------------
Total fixed maturity securities                                  $745,290          $772,745
                                                         ================= =================

Major categories of the Company's investment income are summarized as follows:

                                                                       Years Ended December 31
                                                              2002               2001               2000
                                                        -----------------  -----------------  -----------------
                                                                            (In Thousands)

Fixed maturity securities                                       $ 30,615           $ 25,390           $ 22,490
Contract loans                                                     1,085              1,097                901
Other invested assets                                              1,109              2,408              1,853
                                                        -----------------  -----------------  -----------------
Gross investment income                                           32,809             28,895             25,244
Investment expenses                                                   46                 31                 20
                                                        -----------------  -----------------  -----------------
Net investment income                                           $ 32,763           $ 28,864           $ 25,224
                                                        =================  =================  =================

The Company's realized gains and losses on investments are summarized as follows:

                                                                                         Years Ended December 31
                                                                               2002               2001               2000
                                                                          ----------------  -----------------  -----------------
                                                                                             (In Thousands)
Securities available for sale:
      Fixed maturity securities:
         Gross realized gains                                                    $ 10,251             $    -             $    -
         Gross realized losses                                                     (3,865)                                  (52)
                                                                                                           -
Other investments, net                                                               (122)               (11)                (3)
                                                                          ----------------  -----------------  -----------------
Net realized investment gains (losses)                                            $ 6,264            $   (11)           $   (55)
                                                                          ================  =================  =================

Net unrealized gains/losses on securities available for sale included in accumulated other comprehensive income (loss) were as follows:

                                                                                               December 31
                                                                               2002               2001               2000
                                                                          ----------------  -----------------  -----------------
                                                                                             (In Thousands)
Fair value adjustment to available for sale securities,
      net of tax                                                                 $ 19,892            $ 6,466            $ 3,260
Deferred acquisition costs                                                        (10,783)            (1,070)            (1,008)
                                                                          ----------------  -----------------  -----------------
Net unrealized gains on available for
  sale securities                                                                 $ 9,109            $ 5,396            $ 2,252
                                                                          ================  =================  =================

The change in accumulated other comprehensive income due to unrealized gains/losses on securities available for sale is as follows:

                                                                                         Years Ended December 31
                                                                               2002               2001               2000
                                                                          ----------------  -----------------  -----------------
                                                                                             (In Thousands)

Fixed maturity securities available for sale, net of tax                         $ 13,426            $ 3,206           $ 11,184
Change in deferred acquisition costs                                               (9,713)               (62)            (3,601)
                                                                          ----------------  -----------------  -----------------
                                                                                  $ 3,713            $ 3,144            $ 7,583
                                                                          ================  =================  =================

The net change in unrealized gains/ losses on securities available for sale is reported net of the reclassification adjustment calculated as follows:

                                                                                         Years Ended December 31
                                                                               2002               2001               2000
                                                                          ----------------  -----------------  -----------------
                                                                                             (In Thousands)
Unrealized gains/losses on securities
  available for sale, net of tax                                                  $ 7,928            $ 3,144            $ 7,549
    Less:  reclassification adjustment for realized
      gains included in net income, net of tax                                      4,215                  -                (34)
                                                                          ----------------  -----------------  -----------------
Change in unrealized gains/losses on
  securities available for sale, net of tax                                       $ 3,713            $ 3,144            $ 7,583
                                                                          ================  =================  =================

Note 3.  Deferred Acquisition Costs

The changes in deferred acquisition costs are as follows:

                                                                                      Years Ended December 31
                                                                           2002                2001                 2000
                                                                     ------------------  ------------------  -------------------
                                                                                           (In Thousands)

Balance at beginning of year                                                 $ 146,135           $ 169,699            $ 167,248
Capitalization of acquisition costs                                             10,164              13,468               22,504
Acquisition costs amortized                                                    (35,844)            (36,970)             (16,452)
Change due to unrealized investment gains/losses                                (9,713)                (62)              (3,601)
                                                                     ------------------  ------------------  -------------------

Balance at end of year                                                       $ 110,742           $ 146,135            $ 169,699
                                                                     ==================  ==================  ===================

Note 4.  Income Taxes

The Company's effective tax rate differs from the statutory rate primarily due to the dividends received deduction.

The Company's deferred tax assets and liabilities as of December 31, 2002 and 2001, included as a component of other liabilities, were as follows:

                                                                                                 December 31
                                                                                          2002                 2001
                                                                                   -------------------- --------------------
                                                                                                (In Thousands)
Deferred tax assets:
      Net operating loss carryforwards                                                         $     -            $   7,667
      Reserves                                                                                     854            $   1,793
      Other                                                                                      2,706                4,225
                                                                                   -------------------- --------------------
                                                                                                 3,560               13,685

Deferred tax liabilities:
      Deferred acquisition costs                                                               (39,660)             (47,976)
      Other                                                                                     (8,267)              (3,120)
                                                                                               (47,927)             (51,096)

Net deferred tax liability                                                                 $   (44,367)          $  (37,411)
                                                                                   ==================== ====================

During 2002, the Company revised its tax sharing agreement with Holdings to provide for reimbursement for utilization of the
Company's net operating losses by other members of the consolidated group.  As a result, the net operating loss carryforward as of
December 31, 2001, has been reclassified as an inter-company receivable from Holdings. The Company has a receivable as of December
31, 2002 of $10 million from Holdings related to tax benefits.

Note 5.  Statutory Deposit

Fixed maturity securities with an amortized cost value of $3 million and $3 million and a fair value of $4 million and $3 million at
December 31, 2002 and 2001, respectively, are on deposit with various state insurance departments as required by law.

Note 6.  Related Party Transactions

Thrivent Financial provides administrative services to and collects premiums and deposits for the Company.  The net receivable at
December 31, 2002 represents the premiums collected but not transferred to the Company net of unpaid balance of the administrative services provided. The net receivable (payable) was $4 million and ($1 million) at December 31, 2002 and 2001, respectively. The balances consisted of operating expenses payable of $2 million and $1 million netted with premium income receivable of $6 million and $0.4 million in 2002 and 2001, respectively.

Thrivent Financial allocated approximately $17 million, $22 million and $24 million of operating expenses to the Company in 2002,
2001 and 2000, respectively, which includes the costs for corporate officers, human resources, and other administrative and operating functions.  Thrivent Financial has agreed to provide the Company with capital requirements, if necessary.

Thrivent Investment Management Inc. (Thrivent Investment), is an affiliate of the company and became the distributor of the
Company's variable products on July 1, 2002. Thrivent Investment, as principal underwriter of the Company's variable products received commission income from the Company of approximately $4 million in 2002.  Thrivent Financial Investor Services, Inc., as
principal underwriter of the Company's variable products until July 1, 2002, received commission income from the Company of approximately $5 million, $11 million and $16 million in 2002, 2001 and 2000, respectively.

Note 7.  Fair Value of Financial Instruments

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Cash and Cash Equivalents
The carrying amounts reported in the accompanying Balance Sheets for these instruments approximate their fair values.

Investment Securities
Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services.  All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue.

Contract Loans
The carrying amounts reported in the accompanying Balance Sheets for these loans are considered to be reasonable estimates of their fair value.

Separate Accounts
The fair values for separate account assets are based on quoted market prices.  Estimated fair values of the separate account liabilities are equal to their carrying amounts.

Financial Liabilities
The fair values for the Company's liabilities under investment-type contracts, such as deferred annuities, and deposit-type contracts such as supplementary contracts without life contingencies, are estimated to be the cash surrender value payable upon immediate withdrawal.  These amounts are included in contractholder funds in the accompanying Balance Sheets.

The carrying value and estimated fair value of the Company's financial instruments are as follows:

                                                     2002                                      2001
                                               ---------------------------------------  ---------------------------------------
                                                   Carrying            Estimated             Carrying            Estimated
                                                     Value             Fair Value             Value             Fair Value
                                               ------------------  -------------------  -------------------  ------------------
                                                                               (In Thousands)
Financial Assets:
      Fixed maturities                                 $ 772,745            $ 772,745            $ 462,466           $ 462,466
      Cash and cash equivalents                           48,736               48,736               26,630              26,630
      Contract loans                                      14,356               14,356               15,146              15,146
      Separate account assets                          2,566,420            2,566,420            3,781,789           3,781,789

Financial Liabilities:
      Deferred annuities                                 374,932              372,576              150,585             148,951
      Deposit-type contracts                             114,870              114,870              107,510             107,510
      Separate account liabilities                     2,562,997            2,562,997            3,771,637           3,771,637

Note 8.  Statutory Financial Information

Accounting practices used to prepare statutory financial statements for regulatory filing of life insurance companies differ from accounting principles generally accepted in the United States of America.  Effective January 1, 2001, the National Association of
Insurance Commissioner's adopted a revised Accounting Practices and Procedures Manual which was adopted by the State of Minnesota.
The Company had capital and surplus of $93 million and $103 million at December 31, 2002 and 2001, respectively on a statutory basis, which exceeds the minimum statutory requirements. The maximum amount of dividends which can be paid by the Company to its shareholder without prior approval of the Commissioner of Insurance may not exceed the greater of 10% of the Company's surplus as of
December 31 of the prior year or the net gain from operations of the prior year.

Note 9.  Contingent Liabilities

The Company is involved in various lawsuits and contingencies that have arisen from the normal conduct of business.  Contingent liabilities arising from litigation, tax and other matters are not considered material in relation to the financial position of the
Company.  The Company has not made any provision in the financial statements for liabilities, if any, that might ultimately result from these contingencies.

                                                     PART C: OTHER INFORMATION

Item 27.  Exhibits

Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration
Statements of the Depositor.

(a)        Resolutions of Board of Directors of the Depositor authorizing the establishment of the LBVIP Variable Insurance Account
           (the "Account")  (2)
(b)        Custodian Agreements-Not applicable
(c)(i)     Form of Principal Underwriting Agreement Between the Depositor and Thrivent Investment Management Inc.
           ("Thrivent Investment Mgt.")  (4)
(c)(ii)    Form of Agreement between Principal Underwriter and Registered Representative with respect to the sale of the
           Contracts   (2)
(d)(i)     Form of Contract  (1)(2)
(d)(2)     Available Contract Riders  (1)(2)
(e)        Contract Application Form  (2)
(f)        Depositor's Articles of Incorporation and Bylaws (2)
(g)        Reinsurance Contracts-Not applicable
(h)        Participation Agreements-Not applicable
(i)        Administrative Contracts-Not applicable
(j)        Other Material Contracts-Not applicable
(k)        Opinion and Consent of Counsel  (5)
(l)        Actuarial Opinion-Not applicable
(m)        Calculation-Not applicable
(n)(i)     Consent of Independent Auditors - Ernst & Young LLP  (5)
(n)(ii)    Consent of Independent Auditors - PricewaterhouseCoopers LLP  (5)
(n)        Omitted Financial statements-Not applicable
(o)        Initial Capital Agreements-Not applicable
(p)        Redeemability Exemption  (2)
(q)        Powers of Attorney for John O. Gilbert, Woodrow E. Eno, Pamela J. Moret, Bruce J. Nicholson, Jon M. Stellmacher,
           Lawrence W. Stranghoener James A. Thomsen and Randall L. Boushek (3)
________________________________
(1)       Incorporated by reference from post-effective amendment No. 20 to the Registration Statement on Form S-6 of
          LBVIP Variable Insurance Account, Registration No. 33-3243, filed on February 28, 1997.

(2)       Incorporated by reference from post-effective amendment No. 22 to the Registration Statement on Form S-6 of LBVIP
          Variable Insurance Account, Registration No. 33-3243, filed on April 29, 1998.

(3)       Incorporated by reference from post-effective amendment No. 28 to the Registration Statement on Form S-6 of LBVIP
          Variable Insurance Account, Registration No. 33-3243, filed on April 30, 2002.

(4)       Incorporated by reference from post-effective amendment No. 29 to the Registration Statement on Form N-6 of LBVIP
          Variable Insurance Account, Registration No.  33-3243, filed on February 27, 2003.

(5)       Filed herewith.

Item 28. Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable life operations, other officers of Depositor, are listed below.  Unless otherwise noted, their principal business address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal                                             Positions and Offices
Business Address                                                   with Depositor
-----------------------------------------------------------------------------------------------------------
John O. Gilbert                                        Chairman of the Board

Bruce J. Nicholson                                     Director, President & Chief Executive Officer

Jon M. Stellmacher                                     Director and Senior Vice President
4321 North Ballard Road
Appleton, Wisconsin  54919

Lawrence Stranghoener                                  Director and Senior Vice President

Woodrow E. Eno                                         Director, Senior Vice President and Secretary

Pamela J. Moret                                        Director and Senior Vice President

James A. Thomsen                                       Director and Senior Vice President

Jennifer H. Martin                                     Senior Vice President

Frederick A. Ohlde                                     Senior Vice President
4321 North Ballard Road
Appleton, Wisconsin  54919

Randall L. Boushek                                     Vice President and Treasurer

David Anderson                                         Vice President
4321 North Ballard Road
Appleton, Wisconsin 54919

Karl Anderson                                          Vice President

David Christopher                                      Vice President

David J. Christianson                                  Vice President

Lyle Hilker                                            Vice President
4321 North Ballard Road
Appleton, Wisconsin 54919

Richard J. Kleven                                      Vice President and Assistant Secretary

Marnie Loomans-Thuecks                                 Vice President

James E. Nelson                                        Vice President and Assistant Secretary

Susan Oberman Smith                                    Vice President

Brenda J. Pederson                                     Vice President

Mark O. Swenson                                        Vice President

Daniel G. Walseth                                      Vice President and Assistant Secretary

David Westmark                                         Vice President and Assistant Secretary

Thomas R. Mischka                                      Vice President

Item 29. Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor, established by the Board of Directors of the Depositor in 1984 pursuant to the laws of the State of Minnesota. The Depositor is a stock life insurance company organized under the laws of the State of Minnesota.
The Depositor is an indirect subsidiary of Thrivent Financial for Lutherans ("Thrivent Financial"), which is a fraternal benefit society organized under the laws of the State of Wisconsin.  Thrivent Financial has no stockholders and is not subject to the control of any affiliated persons.

The following list shows the relationship of the Depositor to each wholly-owned direct and indirect subsidiary of Thrivent
Financial. Financial statements of Thrivent Financial will be filed on a consolidated basis with regard to each of the foregoing entities except Thrivent Property & Casualty Insurance Agency, Inc.

The following list shows the relationship of each company to the Depositor.

Thrivent Financial Entities                              Primary Business                               State of Incorporation
-------------------------------------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans                         Fraternal benefit society offering financial services     Wisconsin
                                                         and products

    Thrivent Financial Holdings, Inc.                    Holding Company with no independent operations            Delaware

         Thrivent Financial Bank                         Federally chartered bank                                  Federal Charter

         Thrivent Investment Management Inc.             Broker-dealer and investment adviser                      Delaware

         North Meadows Investment Ltd.                   Organized for the purpose of holding and investing in     Wisconsin
                                                         real estate

         AAL Service Organization, Inc.                  Organized for the purpose of owning bank account          Wisconsin
                                                         withdrawal authorizations

         Lutheran Brotherhood Variable                   Life insurance company                                    Minnesota
         Insurance Products Company

         Thrivent Financial Investor Services Inc.       Transfer agent for The Lutheran Brotherhood Family of     Pennsylvania
                                                         Funds

         Thrivent Property & Casualty Insurance          Auto and homeowners insurance company                     Minnesota
         Agency, Inc.

Item 30. Indemnification

Section 4.01 of Depositor's Bylaws; Section 4.01 of the LB Series Fund, Inc. First Amended and Restated Bylaws; and Section Eight
of Thrivent Investment Mgt.'s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Fund, and Thrivent Investment Mgt. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Mgt., unless, in the case of the
Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section XII of the Investment Advisory Agreement between LB Series Fund, Inc. and Thrivent Financial  contains provisions in which the Fund and Thrivent Financial  mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by
Depositor, the Fund, Thrivent Financial, or Thrivent Investment Mgt. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund, Thrivent
Financial, or Thrivent Investment Mgt. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter

a. Other Activity.  Thrivent Investment Mgt., the principal underwriter of the contracts, is also the distributor and investment adviser of The AAL Mutual Funds and The Lutheran Brotherhood Family of Funds.

Management.  The directors and principal officers of Thrivent Investment Mgt. are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, MN 55415.

Name and Principal                                        Positions and Offices
Business Address                                          with Underwriter
----------------------------------------------------------------------------------------------------
John O. Gilbert                                           Director and Chairman

Bruce J. Nicholson                                        Director and President

Jon M. Stellmacher                                        Director and Senior Vice President
4321 North Ballard Road
Appleton, Wisconsin 54919-0001

Lawrence W. Stranghoener                                  Director and Senior Vice President

Woodrow E. Eno                                            Director, Senior Vice President and Secretary

Pamela J. Moret                                           Director and Senior Vice President

James A. Thomsen                                          Director and Senior Vice President

James H. Abitz                                            Senior Vice President and Chief Investment Officer
222 West College Ave.
Appleton, Wisconsin 54919-0007

Doug Ahrenstorff                                          Vice President
4321 North Ballard Road
Appleton, Wisconsin 54919-0001

Craig T. Britton                                          Vice President

David C. Francis                                          Vice President
222 West College Ave.
Appleton, Wisconsin 54919-0007

Charles D. Gariboldi                                      Vice President

Michael J. Haglin                                         Vice President

Frederick P. Johnson                                      Vice President

Jeffrey R. Kargus                                         Vice President
4321 North Ballard Road
Appleton, Wisconsin 54919-0001

Richard J. Kleven                                         Vice President

Katie S. Kloster                                          Vice President

Gwen L. Kuhrt                                             Vice President

Marnie Loomans-Theucks                                    Vice President
4321 North Ballard Road
Appleton, Wisconsin 54919-0001

Michael J. Mevis                                          Vice President
222 West College Ave.
Appleton, Wisconsin 54919-0007

Douglas B. Miller                                         Vice President

Thomas R. Mischka                                         Vice President
4321 North Ballard Road
Appleton,Wisconsin 54919-0001

James E. Nelson                                           Vice President and Assistant Secretary

Brenda J. Pederson                                        Vice President

Reginald L. Pfeifer                                       Vice President
222 West College Ave.
Appleton, Wisconsin 54919-0007

Brian W. Picard                                           Vice President and Deputy Chief Compliance Officer
222 West College Ave.
Appleton, Wisconsin 54919-0007

Richard B.  Ruckdashel                                    Vice President

Robert C. Same                                            Vice President and Chief Compliance Officer
222 West College Ave.
Appleton, Wisconsin 54919-007

Thomas C. Schinke                                         Vice President

Nikki L. Sorum                                            Vice President

Bryan K. Stoltenberg                                      Vice President

Terry W. Timm                                             Vice President
4321 North Ballard Road
Appleton, Wisconsin 54919-0001

David L. Westmark                                         Vice President
222 West College Ave.
Appleton, Wisconsin 54919-0007

Anita J.T. Young                                          Vice President

Brett L. Agnew                                            Assistant Secretary

Marlene J. Nogle                                          Assistant Secretary

John C. Bjork                                             Assistant Secretary

Peter E. Schifsky                                         Assistant Secretary

c.  Compensation from Registrant.  Not applicable.

Item 32. Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis,
Minnesota 55415; 4321 North Ballard Road, Appleton, Wisconsin 54919; and 222 West College Avenue, Appleton, Wisconsin 54911.

Item 33. Management Services

Not Applicable.

Item 34. Fee Representation

Depositor represents that, as to the flexible premium variable life contracts that are the subject of this registration statement,
File Number 33-3243, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Depositor.

                                                             SIGNATURES

Pursuant to the  requirements  of the  Securities  Act of 1933 and the  Investment  Company Act of 1940, as amended,  the Registrant certifies that it meets the  requirements of Securities Act Rule 485(b) for  effectiveness  of this  Registration  Statement and has duly caused this amendment to the  Registration  Statement to be signed on its behalf by the undersigned,  duly  authorized,  in the
City of Minneapolis and State of Minnesota on the 28th day of April, 2003.

                                                                                LBVIP VARIABLE INSURANCE ACCOUNT
                                                                                              (Registrant)

                                                                                By  LUTHERAN BROTHERHOOD VARIABLE INSURANCE
                                                                                    PRODUCTS COMPANY
                                                                                             (Depositor)

                                                                                   By                        *
                                                                                      ---------------------------------------------
                                                                                       Bruce J. Nicholson, President
                                                                                       and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, the Depositor has duly caused this amendment to the Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of
Minnesota on the 28th day of April, 2003 .

                                                                                   LUTHERAN BROTHERHOOD VARIABLE INSURANCE
                                                                                   PRODUCTS COMPANY
                                                                                             (Depositor)

                                                                                   By                        *
                                                                                      ---------------------------------------------
                                                                                       Bruce J. Nicholson, President
                                                                                       and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of April, 2003.

                   *                                President and Chief Executive Officer
     ------------------------------------------     (Chief Executive Officer)
     Bruce J. Nicholson

                   *                                Senior Vice President
     ------------------------------------------     (Principal Financial Officer )
     Lawrence W. Stranghoener

                 *                                  Vice President and Treasurer
     ------------------------------------------     (Principal Accounting Officer)
     Randall L. Boushek

    A Majority of the Board of Directors:*

    John O. Gilbert                                Jon M. Stellmacher
    Woodrow E. Eno                                 Lawrence W. Stranghoener
    Pamela J. Moret                                James A. Thomsen
    Bruce J. Nicholson

* John C. Bjork, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Lutheran Brotherhood Variable Insurance Products Company pursuant to a power of attorney duly executed by such persons.

                                                                                   By:  /s/ John C. Bjork
                                                                                      --------------------------------------------
                                                                                       John C. Bjork, Attorney-in-Fact

                                                 LBVIP VARIABLE INSURANCE ACCOUNT
                                                         INDEX TO EXHIBITS

The exhibits below represent only those exhibits that are newly filed with this Registration Statement. See Item 27 of Part C for exhibits not listed below.

Exhibit
Number                         Name of Exhibit
-------------                   --------------------------
(k)                            Opinion & Consent of Counsel
(n)(i)                         Consent of Ernst & Young LLP
(n)(ii)                        Consent of PricewaterhouseCoopers LLP